P R O S P E C T U S

October 30, 2008

WRL XCELERATOR FOCUSSM

WRL XCELERATOR EXEC SM

issued through

WRL Series Life Account

by

Western Reserve Life Assurance Co. of Ohio

Administrative Office:

570 Carillon Parkway

St. Petersburg, Florida 33716

1-800-851-9777; (727) 299-1800

Direct all payments made by check, and all correspondence

and notices to the Mailing Address:

4333 Edgewood Road, N.E.

Cedar Rapids, Iowa 52499

Each An Individual Flexible Premium Variable Life Insurance Policy

This prospectus describes the WRL Xcelerator FocusSM and WRL Xcelerator Exec, SM each a flexible premium variable life insurance policy (each a “Policy,” collectively the “Policies”). You can allocate your Policy’s cash value to the fixed account (which credits a specified guaranteed interest rate) and/or to the WRL Series Life Account, which invests through its subaccounts in portfolios of the Transamerica Series Trust (formerly, AEGON/Transamerica Series Trust) (“Series Trust”) – Initial Class, the Fidelity Variable Insurance Products Funds – Service Class 2 (“Fidelity VIP Fund”), the ProFunds, and the Access One Trust (Access Trust”) (collectively, the “funds”). Please refer to the next page of this prospectus for the list of portfolios that may be available to you under your Policy.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with either Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase a Policy or to take withdrawals from another policy you own to make premium payments under a Policy.

Prospectuses for the portfolios of the funds must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.

An investment in a Policy is not a bank deposit. Each Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PORTFOLIOS AVAILABLE UNDER YOUR POLICY

TRANSAMERICA SERIES TRUST:*

•	Transamerica Asset Allocation – Conservative VP

•	Transamerica Asset Allocation – Growth VP

•	Transamerica Asset Allocation – Moderate Growth VP

•	Transamerica Asset Allocation – Moderate VP

•	Transamerica Balanced VP

•	Transamerica BlackRock Large Cap Value VP

•	Transamerica Capital Guardian U.S. Equity

•	Transamerica Capital Guardian Value VP

•	Transamerica Clarion Global Real Estate Securities VP

•	Transamerica Convertible Securities VP

•	Transamerica Equity VP

•	Transamerica Federated Market Opportunity VP

•	Transamerica Growth Opportunities VP

•	Transamerica Index 50 VP

•	Transamerica Index 75 VP

•	Transamerica International Moderate Growth VP

•	Transamerica JP Morgan Core Bond VP

•	Transamerica JP Morgan Enhanced Index VP

•	Transamerica JP Morgan Mid Cap Value VP**

•	Transamerica Legg Mason Partners All Cap VP

•	Transamerica MFS High Yield VP

•	Transamerica MFS International Equity VP

•	Transamerica Marsico Growth VP

•	Transamerica Money Market VP

•	Transamerica Munder Net50 VP

•	Transamerica PIMCO Total Return VP

•	Transamerica Science & Technology VP

•	Transamerica Small/Mid Cap Value

•	Transamerica T. Rowe Price Equity Income VP

•	Transamerica T. Rowe Price Small Cap VP

•	Transamerica Templeton Global VP

•	Transamerica Third Avenue Value VP

•	Transamerica U.S. Government Securities VP

•	Transamerica Value Balanced VP

•	Transamerica Van Kampen Mid-Cap Growth VP

PROFUNDS:***

•	ProFund VP Asia 30

•	ProFund VP Basic Materials

•	ProFund VP Bull

•	ProFund VP Consumer Services

•	ProFund VP Emerging Markets

•	ProFund VP Europe 30

•	ProFund VP Falling U.S. Dollar

•	ProFund VP Financials

•	ProFund VP International

•	ProFund VP Japan

•	ProFund VP Mid-Cap

•	ProFund VP Money Market

•	ProFund VP NASDAQ-100+

•	ProFund VP Oil & Gas

•	ProFund VP Pharmaceuticals

•	ProFund VP Precious Metals

•	ProFund VP Short Emerging Markets

•	ProFund VP Short International

•	ProFund VP Short NASDAQ-100

•	ProFund VP Short Small-Cap

•	ProFund VP Small-Cap

•	ProFund VP Small-Cap Value

•	ProFund VP Telecommunications

•	ProFund VP UltraSmall-Cap

•	ProFund VP U.S. Government Plus

•	ProFund VP Utilities

•	FIDELITY FUNDS:

•	Fidelity Index 500 Portfolio

•	ACCESS ONE TRUST:***

•	Access VP High Yield Fund

*	Effective May 1, 2008, several Series Trust portfolios were renamed. For a complete list of both the former and new names of each portfolio, please refer to “The Portfolios” section in this prospectus.

**	This portfolio no longer accepts new investments from current or prospective investors. If you surrender your Policy’s cash value from this portfolio, you may not reinvest in this portfolio.

***	The ProFunds and Access Trust portfolios permit frequent transfers. Investors in the ProFunds and/or Access Trust portfolios bear the additional costs and investment risks of frequent transfers. See “Disruptive Trading and Market Timing” in this prospectus.

+	Formerly, ProFund VP OTC.

i

ii

iii

WRL Xcelerator FocusSM and Xcelerator ExecSM

Please refer to the section entitled “Policy Benefits/Risks Summary” beginning on page 24 of this prospectus for a description of the benefits and risks of the WRL Xcelerator Focus and WRL Xcelerator Exec Policies.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. Please Note: We have included two versions of each table, some of which are product specific. Section A includes the fee tables for Policies applied for on/or after October 30, 2008 (or subsequent state approval), regardless of issue date, based on the Commissioners 2001 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables (“2001 C.S.O. Tables”); Section B includes the fee tables for Policies applied for before October 30, 2008 and issued before January 1, 2009, based on the Commissioners 1980 Standard Ordinary Mortality Tables (“1980 C.S.O. Tables”). If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative insured with the characteristics set forth in the table. These charges may not be representative of the charges you will pay.

The first table describes the fees and expenses that you will pay when buying the Focus Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy, or transferring Policy cash value among the subaccounts and the fixed account.

SECTION A

Fee Tables for Policies Applied For On Or After October 30, 2008

(Based on the 2001 C.S.O. Tables)

FOR POLICIES APPLIED FOR ON/OR AFTER OCTOBER 30, 2008

Transaction Fees for the WRL XCELERATOR FOCUS POLICY

	When Charge is Deducted	Amount Deducted
Charge		Guaranteed Charge	Current Charge[1]
Premium Expense Charge	Upon payment of each premium	3% of premium payments	0% of premium payments in first year, 3% thereafter

Cash Withdrawal Charge[2]	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25

Surrender Charge[3]	Upon full surrender of the Policy during the first 8 Policy years or during the first 8 years from the date of any increase in the specified amount (whether requested or an increase generated by the Inflation Fighter Rider)
Maximum Charge[4]		$40.93 per $1,000 of specified amount during the first Policy year	$40.93 per $1,000 of specified amount during the first Policy year
Minimum Charge[5]		$7.63 per $1,000 of specified amount during the first Policy year	$7.63 per $1,000 of specified amount during the first Policy year
Initial charge for a male insured, issue age 39, in the preferred-elite non-tobacco use class		$16.35 per $1,000 of specified amount during the first Policy year	$16.35 per $1,000 of specified amount during the first Policy year

Transfer Charge[6]	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year

Decrease Charge	Deducted when specified amount is decreased during the first 8 Policy years or during the 8 Policy years following any increase in specified amount	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the layer of the specified amount that is decreased	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the layer of the specified amount that is decreased

Living Benefit Rider (an Accelerated Death Benefit)[7]	When rider is exercised	Discount Factor	Discount Factor

[1]	The Company reserves the right at any time to change the current charge, but never to a level that exceeds the guaranteed charge.

[2]

When we incur the expense of expedited delivery of your partial withdrawal or complete surrender payment, we currently assess the following additional charges: $20 for overnight delivery ($30 for Saturday delivery); and $25 for wire service. You can obtain further information about these charges by contacting our administrative office.

[3]

The surrender charge will vary based on the issue age, gender and underwriting class of the insured on the Policy date and at the time of any increase in the specified amount. Each increase in specified amount will have its own 8 year surrender charge period starting on the date of the increase and surrender charges that are based upon the insured’s age, gender and underwriting class at the time of the increase (Note: only the increase in specified amount is subject to the additional 8 year surrender charge period). The surrender charge for each increase in specified amount (“layer”) is calculated as the surrender charge per $1,000 of specified amount in that layer multiplied by the number of thousands of dollars of specified amount in the layer, multiplied by the surrender charge factor. The surrender charge factor for the Policy and each layer will be 1.00 at issue and will decrease until it reaches zero at the end of the 8th Policy year after the Policy date (or date of any specified amount increase). The surrender charge shown in the table is rounded up. The charges shown in the table may not be representative of the charges you will pay. More detailed information about the surrender charges applicable to you is available from your registered representative.

[4]

This maximum surrender charge is based on an insured with the following characteristics: male, issue age 85, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.

[5]

This minimum surrender charge is based on an insured with the following characteristics: female, issue age 0, in the juvenile underwriting class. This minimum charge may also apply to insureds with other characteristics.

[6]	The first 12 transfers per Policy year are free.

[7]

We reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit. The discount rate is equal to the current yield on 90-day U.S. Treasury bills or the Policy loan rate, whichever is greater. Please see footnote 17 for a description of the loan rate. For a complete description of the Living Benefit Rider, please refer to the section entitled “Living Benefit Rider (an Accelerated Death Benefit)” in this prospectus.

FOR POLICIES APPLIED FOR ON/OR AFTER OCTOBER 30, 2008

The table below describes the fees and expenses that you will pay periodically during the time that you own the Focus Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses for the

WRL XCELERATOR FOCUS POLICY

	When Charge is Deducted	Amount Deducted
Charge		Guaranteed Charge	Current Charge[1]

Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100	$10.00 per month during the first Policy year and, $12.00 thereafter through age 99, $0 starting with age 100	$10.00 per month through age 99; $0 per month starting at age 100

Cost of Insurance[8] (without Extra Ratings)[9]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100

Maximum Charge[10]		$30.40 per $1,000 of net amount at risk per month[11]	$28.88 per $1,000 of net amount at risk per month[11]

Minimum Charge		$0.02 per $1,000 of net amount at risk per month[11,12]	$0.01 per $1,000 of net amount at risk per month[11,13]

Initial Charge for male insured, issue age 39, in the preferred elite non-tobacco use class, band 2		$0.12 per $1,000 of net amount at risk per month[11]	$0.01 per $1,000 of net amount at risk per month[11]

[8]

Cost of insurance charges are based on the insured’s issue age, gender, underwriting class, specified amount, Policy duration, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates are generally lower for each higher band of specified amount. For example, band 3 (specified amounts $1,000,000.00 and higher) generally has lower cost of insurance rates than those of band 2 (specified amounts of $500,000- $999,999). The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.

[9]

We may place an insured in a sub-standard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates up to a total charge of $83.33 per $1,000 of net amount at risk.

[10]

This maximum charge is based on an insured with the following characteristics: male, age 35 at issue, standard tobacco class, with an initial face amount of between $500,000 and $999,999 (Band 2) and in the 65th Policy year. This maximum charge may also apply to insureds with other characteristics.

[11]	The net amount at risk equals the death benefit on a Monthiversary, minus the cash value on such Monthiversary.

[12]

The minimum charge is based on an insured with the following characteristics: female, age 5 at issue, juvenile class, and in the first Policy year. This minimum may also apply to insureds with other characteristics.

[13]

This minimum charge is based on an insured with the following characteristics: female, age 26 at issue, preferred elite non-tobacco class, with an initial face amount of $1,000,000 or higher (Band 3) and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON/OR AFTER OCTOBER 30, 2008

Periodic Charges Other Than Portfolio Operating Expenses for the

WRL XCELERATOR FOCUS POLICY

	When Charge is Deducted	Amount Deducted
Charge		Guaranteed Charge	Current Charge[1]

Monthly Per Unit Charge[14]	Monthly, for up to 20 years on and after the Policy date, and on any increase in specified amount (whether requested or generated by the Inflation Fighter Rider)
Maximum Charge[15]		$ 2.96 per $1,000 of specified amount per month	$2.23 per $1,000 of specified amount per month

Minimum Charge[16]		$0.15 per $1,000 of specified amount per month	$0.09 per $1,000 of specified amount per month

Initial Charge for a male insured, issue age 39, band 2		$0.33 per $1,000 of specified amount per month	$0.22 per $1,000 of specified amount per month

Mortality and Expense Risk Charge	Daily	Annual rate of 0.75% for Policy years 1 – 15, and 0.30% for Policy years 16+, of average daily net assets of each subaccount in which you are invested	Annual rate of 0.75% for Policy years 1 – 15, and 0.00% for Policy years 16+, of average daily net assets of each subaccount in which you are invested

Loan Interest Spread[17]	On Policy anniversary or earlier, as applicable[18]	1.0% (effective annual rate)	0.75% (effective annual rate)

[14]

We deduct the monthly per unit charge on each Monthiversary as part of the monthly deductions for a maximum of 20 years from the Policy date based on the insured’s age and specified amount band on the Policy date. We also assess a new monthly per unit charge for 20 years following any increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider) that are based on the insured’s attained age and specified amount band for the total specified amount on the date of the increase. Currently, we plan to deduct this charge for the first 8 Policy years and during the first 8 Policy years from the date of any increase in specified amount. We will notify you if we extend the period during which we will assess the monthly per unit charge. We also deduct this charge for any Primary Insured Rider Plus or Other Insured Rider attached to the Policy, at a lower rate than applies to the Policy. Note: If you make a transfer out of any of the limited number of designated subaccounts to which your premium must be allocated during the first Policy year (under a Focus Policy), or modify the allocation percentages during the first Policy year, then we may increase your monthly per unit charge and keep these higher charges in effect for the life of the Policy. The amount of such increase will depend upon each insured’s issue age, and the specified amount.

[15]

This maximum charge is based on an insured with the following characteristics: male, age 85 at issue, with an initial specified amount between $500,000 and $999,999 (Band 2) and in the first Policy year. This maximum charge may also apply to insureds with other characteristics.

[16]

This minimum charge is based on an insured with the following characteristics: female, age 5 at issue, juvenile class, with an initial specified amount of $1,000,000 or higher (Band 3) and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

[17]

The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to your loan account (an effective annual rate of 2.0% guaranteed). After the 10th Policy year, we will charge preferred loan interest rates on a portion of the loan that are lower. After attained age 100 all loans will be considered preferred loans. The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.

[18]

While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death.

FOR POLICIES APPLIED FOR ON/OR AFTER OCTOBER 30, 2008

Periodic Charges Other Than Portfolio Operating Expenses for the

WRL XCELERATOR FOCUS POLICY

	When Charge is Deducted	Amount Deducted
Charge		Guaranteed Charge	Current Charge[1]
Optional Rider Charges:[19]

Accidental Death Benefit Rider	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 70

Maximum Charge[20]		$0.18 per $1,000 of rider face amount per month	$0.18 per $1,000 of rider face amount per month

Minimum Charge[21]		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month

Initial Charge for a male insured, issue age 39		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month

Disability Waiver of Monthly Deductions Rider[22]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60

Maximum Charge[23]		$0.39 per $1,000 of the Policy’s net amount at risk per month[11]	$0.39 per $1,000 of the Policy’s net amount at risk per month[11]

Minimum Charge[24]		$0.03 per $1,000 of the Policy’s net amount at risk per month[11]	$0.03 per $1,000 of the Policy’s net amount at risk per month[11]

Initial Charge for a male insured, issue age 39		$0.06 per $1,000 of base Policy net amount at risk per month[11]	$0.06 per $1,000 of base Policy net amount at risk per month[11]

[19]

Optional Rider Cost of insurance charges are based on each insured’s issue age, gender, underwriting class, Policy year and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.

[20]

This maximum charge is based on an insured with the following characteristics: male, age 50 at issue and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.

[21]

This minimum charge is based on an insured with the following characteristics: male, age 45 at issue and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

[22]

Disability Waiver of Monthly Deductions Rider charges are based on the primary insured’s issue age, gender and net amount at risk. The charges shown are for the Focus Policy only (i.e., without riders and other benefits). The addition of riders and other benefits would increase these charges. This charge does not vary once it is added to the Policy. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.

[23]	This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.

[24]	This minimum charge is based on an insured with the following characteristics: male, age 25 at issue. This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON/OR AFTER OCTOBER 30, 2008

Periodic Charges Other Than Portfolio Operating Expenses for the

WRL XCELERATOR FOCUS POLICY

	When Charge is Deducted	Amount Deducted
Charge		Guaranteed Charge	Current Charge[1]

Disability Waiver of Premium Rider[25]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60

Maximum Charge[26]		$ 1.61 per $10 monthly rider benefit	$1.61 per $10 monthly rider benefit

Minimum Charge[27]		$0.27 per $10 monthly rider benefit	$0.27 per $10 monthly rider benefit

Initial Charge for a male insured, issue age 39		$0.58 per $10 monthly rider benefit	$0.58 per $10 monthly rider benefit

Children’s Insurance Rider[28]	Monthly, on the Policy date and on each Monthiversary until the youngest child reaches age 25	$0.60 per $1,000 of rider face amount per month	$0.60 per $1,000 of rider face amount per month

Other Insured Rider[29] (without Extra Ratings)[9]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100

Cost of Insurance:

Maximum Charge[30]		$30.40 per $1,000 of rider face amount per month	$29.80 per $1,000 of rider face amount per month

Minimum Charge		$0.02 per $1,000 of rider face amount per month[31]	$0.01 per $1,000 of rider face amount per month[32]

Initial Charge for a female insured, issue age 35, preferred elite		$0.08 per $1,000 of rider face amount per month	$0.01 per $1,000 of rider face amount per month

[25]	The charge for this rider is based on the primary insured’s issue age, gender and amount of monthly rider benefit.

[26]	This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.

[27]	This minimum charge is based on an insured with the following characteristics: male, age 15 at issue. This minimum charge may also apply to insureds with other characteristics.

[28]	The charge for this rider is based on the rider face amount and does not vary.

[29]

Rider cost of insurance charges and monthly per unit charges are based on each insured’s issue age, gender, underwriting class, Policy year, and the rider face amount. Cost of insurance rates and monthly per unit charges generally will increase each year with the age of the insured. The cost of insurance rates and monthly per unit charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these riders by contacting your registered representative.

[30]

This maximum charge is based on an insured with the following characteristics: male, age 75 at issue standard tobacco underwriting class and in the 25th Policy year. This maximum charge may also apply to insureds with other characteristics.

[31]

This minimum charge is based on an insured with the following characteristics: female, age 5 at issue, juvenile class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

[32]

This minimum charge is based on an insured with the following characteristics: female, issue age 26, preferred elite non-tobacco class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON/OR AFTER OCTOBER 30, 2008

Periodic Charges Other Than Portfolio Operating Expenses for the

WRL XCELERATOR FOCUS POLICY

	When Charge is Deducted	Amount Deducted
Charge		Guaranteed Charge	Current Charge[1]

Other Insured Rider (continued)

Monthly PerUnit Charge

Maximum Charge[33]		$0.57 per $1,000 of rider face amount[34]	$0.57 per $1,000 of rider face amount[35]

Minimum Charge[36]		$0.03 per $1,000 of rider face amount[3][4]	$0.03 per $1,000 of rider face amount[3][5]

Initial Charge for a female insured, issue age [35], preferred elite		$0.05 per $1,000 of rider face amount[3][4]	$0.05 per $1,000 of rider face amount[3][5]

Primary Insured Rider Plus[29] (without Extra Ratings)[9]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100

Cost of Insurance

Maximum Charge[30]		$30.40 per $1,000 of rider face amount per month	$29.80 per $1,000 of rider face amount per month

Minimum Charge		$0.02 per $1,000 of rider face amount per month[31]	$0.01 per $1,000 of rider face amount per month[32]

Initial charge for a male insured, issue age 39, in the preferred elite non-tobacco use class		$0.12 per $1,000 of rider face amount per month	$0.01 per $1,000 of rider face amount per month

[33]	This maximum charge is based on an insured with the following characteristic: issue age 85.

[34]

We deduct the monthly per unit charge on each Monthiversary and guarantee that the duration of the charge will be no more than 20 Policy years from the issue date of the rider and from the date of any increase of face amount for the rider.

[35]	We currently deduct the monthly per unit charge on each Monthiversary during the first 8 Policy years from the issue date of the rider and from the date of any increase of face amount for the rider.

[36]	This minimum charge is based on an insured with the following characteristics: issue age 0. This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON/OR AFTER OCTOBER 30, 2008

Periodic Charges Other Than Portfolio Operating Expenses for the

WRL XCELERATOR FOCUS POLICY

	When Charge is Deducted	Amount Deducted
Charge		Guaranteed Charge	Current Charge[1]

Primary Insured Rider Plus (continued)

Monthly Per Unit Charge

Maximum Charge[3][3]		$0.14 per $1,000 of rider face amount[34]	$0.14 per $1,000 of rider face amount[35]

Minimum Charge[3][6]		$0.01 per $1,000 of rider face amount[34]	$0.01 per $1,000 of rider face amount[35]

Initial Charge for a male insured, issue age 39		$0.02 per $1,000 of rider face amount[34]	$0.02 per $1,000 of rider face amount[35]

Inflation Fighter Rider[37]	After rider generates annual increases to Policy specified amount	See listings in tables above for:	See listings in tables above for:
		Cost of insurance	Cost of insurance

		Monthly per unit charge	Monthly per unit charge

		Surrender charge	Surrender charge

[37]

Scheduled annual increases in specified amount generated by this rider will create a new layer of cost of insurance charges, monthly per unit charges and surrender charges under the Policy. Each new layer of cost of insurance charge and monthly per unit charge resulting from the scheduled annual increase in specified amount will be set based on the insured’s issue age and duration from issue.

The table below describes the fees and expenses that you will pay when buying the Exec Policy, paying premiums, or transferring Policy cash value among the subaccounts and the fixed account.

Transaction Fees for the

WRL XCELERATOR EXEC POLICY

	When Charge is Deducted	Amount Deducted
Charge		Guaranteed Charge	Current Charge[1]

Premium Expense Charge	Upon payment of each premium	3% of premium payments	0% of premium payments in first year, 3% thereafter

Transfer Charge[2]	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year

[1]	The Company reserves the right at any time to change the current charge, but never to a level that exceeds the guaranteed charge.

[2]	The first 12 transfers per Policy year are free.

FOR POLICIES APPLIED FOR ON/OR AFTER OCTOBER 30, 2008

Transaction Fees for the

WRL XCELERATOR EXEC POLICY

	When Charge is Deducted	Amount Deducted
Charge (Cont.)		Guaranteed Charge	Current Charge[1]

Living Benefit Rider (an Accelerated Death Benefit)[3]	When rider is exercised	Discount Factor	Discount Factor

The table below describes the fees and expenses that you will pay periodically during the time you own the Exec Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses for the

WRL XCELERATOR EXEC POLICY

	When Charge is Deducted	Amount Deducted
Charge		Guaranteed Charge	Current Charge[1]

Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100	$10.00 per month during the first Policy year and, $12.00 thereafter through age 99, $0 starting with age 100	$10.00 per month through age 99; $ 0 starting at age 100.

Cost of Insurance[4]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
(without Extra Ratings)[5]

Maximum Charge[6]		$29.19 per $1,000 of net amount at risk per month[7]	$29.19 per $1,000 of net amount at risk per month[7]

Minimum Charge		$0.04 per $1,000 of net amount at risk per month[7,8]	$0.01 per $1,000 of net amount at risk per month[7,9]

[3]

We reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit. The discount rate is equal to the current yield on 90-day U.S. Treasury bills or the Policy loan rate, whichever is greater. Please see footnote 13 for a description of the loan rate. For a complete description of the Living Benefit Rider, please refer to the section entitled “Living Benefit Rider (an Accelerated Death Benefit)” in this prospectus.

[4]

Cost of insurance charges are based on the insured’s issue age, gender, underwriting class, specified amount, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates are generally lower for each higher band of specified amount. For example, band 3 (specified amounts of $500,000--$999,999) generally has lower cost of insurance rates than those of band 2 (specified amounts of $250,000--$499,999). For Exec Policies, the current cost of insurance rates for the first Policy year are fixed at issue and we guarantee not to change them. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.

[5]

We may place an insured in a sub-standard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates up to a total charge of $83.33 monthly per $1,000 of net amount at risk.

[6]

This maximum charge is based on an insured with the following characteristics: male, age 25 at issue, standard tobacco class, and in the 75th Policy year. This maximum charge may also apply to insureds with other characteristics.

[7]	The net amount at risk equals the death benefit on a Monthiversary, minus the cash value on such Monthiversary.

[8]

This minimum charge is based on an insured with the following characteristics: female, age 18 at issue, and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

[9]

This minimum charge is based on an insured with the following characteristics: female, age 27 at issue, select non-tobacco class, and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON/OR AFTER OCTOBER 30, 2008

Periodic Charges Other Than Portfolio Operating Expenses for the

WRL XCELERATOR EXEC POLICY

	When Charge is Deducted	Amount Deducted
Charge		Guaranteed Charge	Current Charge[1]

Cost of Insurance (without Extra Ratings)

continued

Initial Charge for a male insured, issue age 46, in the standard non-tobacco use class		$0.25 per $1,000 of net amount at risk per month[7]	$0.04 per $1,000 of net amount at risk per month[7]

Monthly Per Unit Charge[10]	Monthly, on and after the Policy date, and on any increase in specified amount until the insured reaches age 100

Maximum Charge[11]		$6.34 per $1,000 of specified amount per month	$6.34 per $1,000 of specified amount per month

Minimum Charge[12]		$0.10 per $1,000 of specified amount per month	$0.10 per $1,000 of specified amount per month

Initial Charge for a male insured, issue age 46, in the standard non-tobacco class, band 2		$0.24 per $1,000 of specified amount per month	$0.24 per $1,000 of specified amount per month

Mortality and Expense Risk Charge	Daily	Annual rate of 0.75% for Policy years 1 – 15, and 0.30% for Policy years 16+, of daily net assets of each subaccount in which you are invested	Annual rate of 0.75% for Policy years 1 – 15, and 0.00% for Policy years 16+, of daily net assets of each subaccount in which you are invested

Loan Interest Spread[13]	On Policy anniversary or earlier, as applicable[14]	1.0% (effective annual rate)	0.75% (effective annual rate)

[10]

Currently, we plan to deduct this charge for the first 8 Policy years and during the first 8 Policy years from the date of any increase in specified amount. We will notify you if we extend the period during which we will assess the monthly per unit charge. We guarantee this charge will not be assessed beyond the Policy anniversary when the insured attains age 100. We deduct the monthly per unit charge on each Monthiversary as part of the monthly deductions from the Policy date based on the insured’s age and specified amount band on the Policy date. We also assess a new monthly per unit charge for 8 years following any increase in specified amount that are based on the insured’s attained age and specified amount band for a total specified amount on the date of the increase.

[11]

This maximum charge is based on an insured with the following characteristics: male, age 80 at issue, with an initial specified amount less than $250,000 (Band 1) and in the second Policy year. This maximum charge may also apply to insureds with other characteristics.

[12]

This minimum charge is based on an insured with the following characteristics: male, age 18 at issue, standard non-tobacco class, with an initial specified amount of $1,000,000 or higher (Band 4) and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

[13]

The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to your loan account (an effective annual rate of 2.0% guaranteed). After the 10th Policy year, we will charge preferred loan interest rates that are lower on a portion of the loan. After attained age 100 all loans will be considered preferred loans. The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.

[14]

While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death.

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008

Periodic Charges Other Than Portfolio Operating Expenses for the

WRL XCELERATOR EXEC POLICY

	When Charge is Deducted	Amount Deducted
Charge		Guaranteed Charge	Current Charge[1]

Optional Rider Charges:[15]

Disability Waiver of Monthly Deductions Rider[16]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60

Maximum Charge[17]		$0.39 per $1,000 of the Policy’s net amount at risk per month[7]	$0.39 per $1,000 of the Policy’s net amount at risk per month[7]

Minimum Charge[18]		$0.03 per $1,000 of the Policy’s net amount at risk per month[7]	$0.03 per $1,000 of the Policy’s net amount at risk per month[7]

Initial Charge for a male insured, issue age 46		$0.09 per $1,000 of base Policy net amount at risk per month[7]	$0.09 per $1,000 of base Policy net amount at risk per month[7]

Disability Waiver of Premium Rider[19]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60

Maximum Charge[20]		$1.61 per $10 monthly rider benefit	$1.61 per $10 monthly rider benefit

Minimum Charge[21]		$0.28 per $10 monthly rider benefit	$0.28 per $10 monthly rider benefit

Initial Charge for a male insured, issue age 46		$0.89 per $10 monthly rider benefit	$0.89 per $10 monthly rider benefit

[15]

Optional Rider Cost of insurance charges are based on each insured’s issue age, gender, underwriting class, Policy year and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.

[16]

Disability Waiver of Monthly Deductions Rider charges are based on the primary insured’s issue age, gender and net amount at risk. The charges shown are for the Exec Policy only (i.e., without riders and other benefits). The addition of riders and other benefits would increase these charges. This charge does not vary once it is added to the Exec Policy. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative. This rider is only available on fully underwritten policies.

[17]	This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.

[18]	This minimum charge is based on an insured with the following characteristics: male, age 25 at issue. This minimum charge may also apply to insureds with other characteristics.

[19]	The charge for this rider is based on the primary insured’s issue age, gender and amount of monthly rider benefit. This rider is only available on fully underwritten policies.

[20]	This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.

[21]	This minimum charge is based on an insured with the following characteristics: male, age 18 at issue. The minimum charge may also apply to insureds with other characteristics.

SECTION B

Fee Tables for Policies Applied for Before October 30, 2008 and Issued

Before January 1, 2009

(Based on the 1980 C.S.O. Tables)

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Transaction Fees for the WRL XCELERATOR FOCUS POLICY

	When Charge is Deducted	Amount Deducted
Charge		Guaranteed Charge	Current Charge[1]

Premium Expense Charge:	Upon payment of each premium	3% of premium payments	0% of premium payments in first year, 3% thereafter

Cash Withdrawal Charge[2]	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25

Surrender Charge[3]	Upon full surrender of the Policy during the first 8 Policy years or during the first 8 years from the date of any increase in the specified amount (whether requested or an increase generated by the Inflation Fighter Rider)
Maximum Charge[4]		$74.10 per $1,000 of specified amount during the first Policy year	$74.10 per $1,000 of specified amount during the first Policy year
Minimum Charge[5]		$13.82 per $1,000 of specified amount during the first Policy year	$13.82 per $1,000 of specified amount during the first Policy year

Initial charge for a male insured, issue age 35, in the preferred-elite non-tobacco use class		$25.61 per $1,000 of specified amount during the first Policy year	$25.61 per $1,000 of specified amount during the first Policy year

Transfer Charge[6]	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year

Decrease Charge	Deducted when specified amount is decreased during the first 8 Policy years or during the 8 Policy years following any increase in specified amount	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the layer of the specified amount that is decreased	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the layer of the specified amount that is decreased

Living Benefit Rider (an Accelerated Death Benefit)[7]	When rider is exercised	Discount Factor	Discount Factor

[1]	The Company reserves the right at any time to change the current charge, but never to a level that exceeds the guaranteed charge.

[2]

When we incur the expense of expedited delivery of your partial withdrawal or complete surrender payment, we currently assess the following additional charges: $20 for overnight delivery ($30 for Saturday delivery); and $25 for wire service. You can obtain further information about these charges by contacting our administrative office.

[3]

The surrender charge will vary based on the issue age, gender and underwriting class of the insured on the Policy date and at the time of any increase in the specified amount. Each increase in specified amount will have its own 8 year surrender charge period starting on the date of the increase and surrender charges that are based upon the insured’s age, gender and underwriting class at the time of the increase (Note: only the increase in specified amount is subject to the additional 8 year surrender charge period). The surrender charge for each increase in specified amount (“layer”) is calculated as the surrender charge per $1,000 of specified amount in that layer multiplied by the number of thousands of dollars of specified amount in the layer, multiplied by the surrender charge factor. The surrender charge factor for the Policy and each layer will be 1.00 at issue and will decrease until it reaches zero at the end of the 8th Policy year after the Policy date (or date of any specified amount increase). The surrender charge shown in the table is rounded up. The charges shown in the table may not be representative of the charges you will pay. More detailed information about the surrender charges applicable to you is available from your registered representative.

[4]

This maximum surrender charge is based on an insured with the following characteristics: male, issue age 85, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.

[5]

This minimum surrender charge is based on an insured with the following characteristics: female, issue age 4, in the juvenile underwriting class. This minimum charge may also apply to insureds with other characteristics.

[6]	The first 12 transfers per Policy year are free.

[7]

We reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit. The discount rate is equal to the current yield on 90-day U.S. Treasury bills or the Policy loan rate, whichever is greater. Please see footnote 17 for a description of the loan rate. For a complete description of the Living Benefit Rider, please refer to the section entitled “Living Benefit Rider (an Accelerated Death Benefit)” in this prospectus.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses for the

WRL XCELERATOR FOCUS POLICY

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]

Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100	$8.00 per month during the first Policy year; thereafter, $15.00 per month up to age 99; and $0 per month starting at age 100.	$8.00 per month up to age 99; and $0 starting at age 100.

Cost of Insurance[8] (without Extra Ratings)[9]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100

Maximum Charge[10]		$83.33 per $1,000 of net amount at risk per month[11]	$45.35 per $1,000 of net amount at risk per month[11]

Minimum Charge		$0.06 per $1,000 of net amount at risk per month[11,12]	$0.01 per $1,000 of net amount at risk per month[11,13]

Initial Charge for male insured, issue age 39, in the preferred elite non-tobacco use class, band 2		$0.18 per $1,000 of net amount at risk per month[11]	$0.02 per $1,000 of net amount at risk per month[11]

[8]

Cost of insurance charges are based on the insured’s issue age, gender, underwriting class, specified amount, Policy duration, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates are generally lower for each higher band of specified amount. For example, band 3 (specified amount of $1,000,000 or more) generally has lower cost of insurance rates than those of band 2 (specified amounts of $500,000 - $999,999). The cost of insurance rates shown in the table may not be representative of the charges that you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.

[9]

We may place an insured in a sub-standard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates up to a total charge of $83.33 monthly per $1,000 of net amount at risk.

[10]

This maximum charge is based on an insured with the following characteristics: male, age 25 at issue, standard tobacco class, with an initial face amount of $500,000 - $999,999 (Band 2) and in the 75th Policy year. This maximum charge may also apply to insureds with other characteristics.

[11]	The net amount at risk equals the death benefit on a Monthiversary, minus the cash value on such Monthiversary.

[12]

The minimum charge is based on an insured with the following characteristics: female, age 10 at issue, juvenile class, and in the first Policy year. This minimum may also apply to insureds with other characteristics.

[13]

This minimum charge is based on an insured with the following characteristics: female, age 26 at issue, preferred elite non-tobacco class, with an initial face amount of $1,000,000 or higher (Band 3) and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses for the

WRL XCELERATOR FOCUS POLICY

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]

Monthly Per Unit Charge[14]	Monthly, for up to 20 years on and after the Policy date, and on any increase in specified amount (whether requested or generated by the Inflation Fighter Rider)
Maximum Charge[15]		$2.29 per $1,000 of specified amount per month	$1.83 per $1,000 of specified amount per month

Minimum Charge[16]		$0.12 per $1,000 of specified amount per month	$0.08 per $1,000 of specified amount per month

Initial Charge for an insured, issue age 39, band 2		$0.28 per $1,000 of specified amount per month	$0.17 per $1,000 of specified amount per month

Mortality and Expense Risk Charge	Daily	Annual rate of 0.75% for Policy years 1 – 15, and 0.30% for Policy years 16+, of average daily net assets of each subaccount in which you are invested	Annual rate of 0.75% for Policy years 1 – 15, and 0.00% for Policy years 16+, of average daily net assets of each subaccount in which you are invested

Loan Interest Spread[17]	On Policy anniversary or earlier, as applicable[18]	1.0% (effective annual rate)	0.75% (effective annual rate)

[14]

We deduct the monthly per unit charge on each Monthiversary as part of the monthly deductions for a maximum of 20 years from the Policy date based on the insured’s age and specified amount band on the Policy date. We also assess a new monthly per unit charge for 20 years following any increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider) that are based on the insured’s attained age and specified amount band for the total specified amount on the date of the increase. Currently, we plan to deduct this charge for the first 8 Policy years and during the first 8 Policy years from the date of any increase in specified amount. We will notify you if we extend the period during which we will assess the monthly per unit charge. We also deduct this charge for any Primary Insured Rider Plus or Other Insured Rider attached to the Policy, at a lower rate than applies to the Policy. Note: If you make a transfer out of any of the limited number of designated subaccounts to which your premium must be allocated during the first Policy year (under a Focus Policy), or modify the allocation percentages during the first Policy year, then we may increase your monthly per unit charge and keep these higher charges in effect for the life of the Policy. The amount of such increase will depend upon each insured’s issue age, and the specified amount.

[15]

This maximum charge is based on an insured with the following characteristics: male, age 85 at issue, with an initial specified amount of $500,000 - $999,999 (Band 2). This maximum charge may also apply to insureds with other characteristics.

[16]

This minimum charge is based on an insured with the following characteristics: female, age 5 at issue, juvenile class, with an initial specified amount of $1,000,000 or higher (Band 3) . This minimum charge may also apply to insureds with other characteristics.

[17]

The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to your loan account (an effective annual rate of 2.0% guaranteed). After the 10th Policy year, we will charge preferred loan interest rates on a portion of the loan that are lower. After attained age 100 all loans will be considered preferred loans. The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.

[18]

While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses for the

WRL XCELERATOR FOCUS POLICY

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]

Optional Rider Charges:[19]

Accidental Death Benefit Rider	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 70
Maximum Charge[20]		$0.18 per $1,000 of rider face amount per month	$0.18 per $1,000 of rider face amount per month

Minimum Charge[21]		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month

Initial Charge for a male insured, issue age 39		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month

Disability Waiver of Monthly Deductions Rider[22]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
Maximum Charge[23]		$0.39 per $1,000 of the Policy’s net amount at risk per month[11]	$0.39 per $1,000 of the Policy’s net amount at risk per month[11]

Minimum Charge[24]		$0.03 per $1,000 of the Policy’s net amount at risk per month[11]	$0.03 per $1,000 of the Policy’s net amount at risk per month[11]

Initial Charge for a male insured, issue age 39		$0.06 per $1,000 of base Policy net amount at risk per month[11]	$0.06 per $1,000 of base Policy net amount at risk per month[11]

[19]

Optional Rider Cost of insurance charges are based on each insured’s issue age, gender, underwriting class, Policy year and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.

[20]

This maximum charge is based on an insured with the following characteristics: male, age 50 at issue and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.

[21]

This minimum charge is based on an insured with the following characteristics: male, age 45 at issue and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

[22]

Disability Waiver of Monthly Deductions Rider charges are based on the primary insured’s issue age, gender and net amount at risk. The charges shown are for the Focus Policy only (i.e., without riders and other benefits). The addition of other riders and benefits would increase these charges. This charge does not vary once it is added to the Policy. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.

[23]	This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.

[24]	This minimum charge is based on an insured with the following characteristics: male, age 25 at issue. This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses for the

WRL XCELERATOR FOCUS POLICY

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Disability Waiver of Premium Rider[25]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60
Maximum Charge[26]		$1.61 per $10 monthly rider benefit	$1.61 per $10 monthly rider benefit

Minimum Charge[27]		$0.27 per $10 monthly rider benefit	$0.27 per $10 monthly rider benefit

Initial Charge for a male insured, issue age 39		$0.58 per $10 monthly rider benefit	$0.58 per $10 monthly rider benefit

Children’s Insurance Rider[28]	Monthly, on the Policy date and on each Monthiversary until the youngest child reaches age 25	$0.60 per $1,000 of rider face amount per month	$0.60 per $1,000 of rider face amount per month

Other Insured Rider[29]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
(without Extra Ratings)[9]

Cost of Insurance

Maximum Charge[30]		$83.33 per $1,000 of rider face amount per month	$42.68 per $1,000 of rider face amount per month

Minimum Charge		$0.06 per $1,000 of rider face amount per month[31]	$0.01 per $1,000 of rider face amount per month[32]

Initial Charge for a female insured, issue age 35, in the preferred elite non-tobacco user class		$0.13 per $1,000 of rider face amount per month	$0.01 per $1,000 of rider face amount per month

[25]	The charge for this rider is based on the primary insured’s issue age, gender and amount of monthly rider benefit.

[26]	This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.

[27]	This minimum charge is based on an insured with the following characteristics: male, age 15 at issue. This minimum charge may also apply to insureds with other characteristics.

[28]	The charge for this rider is based on the rider face amount and does not vary.

[29]

Rider cost of insurance charges and monthly per unit charges are based on each insured’s issue age, gender, underwriting class, Policy year, and the rider face amount. Cost of insurance rates and monthly per unit charges generally will increase each year with the age of the insured. The cost of insurance rates and monthly per unit charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these riders by contacting your registered representative.

[30]

This maximum charge is based on an insured with the following characteristics: male, age 25 at issue standard tobacco underwriting class and in the 75th Policy year. This maximum charge may also apply to insureds with other characteristics.

[31]

This minimum charge is based on an insured with the following characteristics: female, age 10 at issue, juvenile class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

[32]

This minimum charge is based on an insured with the following characteristics: female, issue age 26, preferred elite non-tobacco class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses for the

WRL XCELERATOR FOCUS POLICY

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]

Other Insured Rider (continued)

Monthly Per Unit Charge

Maximum Charge[33]		$0.57 per $1,000 of rider face amount[34]	$0.57 per $1,000 of rider face amount[35]

Minimum Charge[36]		$0.03 per $1,000 of rider face amount[34]	$0.03 per $1,000 of rider face amount[35]

Initial Charge for a female insured, issue age 35		$0.05 per $1,000 of rider face amount[34]	$0.05 per $1,000 of rider face amount[35]

Primary Insured Rider Plus[29] (without Extra Ratings)[9]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100

Cost of Insurance

Maximum Charge[30]		$83.33 per $1,000 of rider face amount per month	$42.68 per $1,000 of rider face amount per month

Minimum Charge		$0.06 per $1,000 of rider face amount per month[31]	$0.01 per $1,000 of rider face amount per month[32]

Initial charge for a male insured, issue age 39, in the preferred elite non-tobacco use class		$0.14 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month

[33]	This maximum charge is based on an insured with the following characteristic: issue age 85.

[34]

We deduct the monthly per unit charge on each Monthiversary and guarantee that the duration of the charge will be no more than 20 Policy years from the issue date of the rider and from the date of any increase of face amount for the rider.

[35]	We currently deduct the monthly per unit charge on each Monthiversary during the first 8 Policy years from the issue date of the rider and from the date of any increase of face amount for the rider.

[36]	This minimum charge is based on an insured with the following characteristics: issue age 0. This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses for the

WRL XCELERATOR FOCUS POLICY

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]

Primary Insured Rider Plus (continued)

Monthly Per Unit Charge

Maximum Charge[33]		$0.14 per $1,000 of rider face amount[34]	$0.14 per $1,000 of rider face amount[35]

Minimum Charge[36]		$0.01 per $1,000 of rider face amount[34]	$0.01 per $1,000 of rider face amount[35]

Initial Charge for a male insured, issue age 39		$0.02 per $1,000 of rider face amount[34]	$0.02 per $1,000 of rider face amount[35]

Inflation Fighter Rider[37]	After rider generates annual increases to Policy specified amount	See listings in tables above for:	See listings in tables above for:
		Cost of insurance	Cost of insurance

		Monthly per unit charge	Monthly per unit charge

		Surrender charge	Surrender charge

[37]

Scheduled annual increases in specified amount generated by this rider will create a new layer of cost of insurance charges, monthly per unit charges and surrender charges under the Policy. Each new layer of cost of insurance charge and monthly per unit charge resulting from the scheduled annual increase in specified amount will be set based on the insured’s issue age and duration from issue.

The table below describes the fees and expenses that you will pay when buying an Exec Policy, paying premiums or transfer Policy cash value among the subaccounts or the fixed account:

Transaction Fees for the

WRL XCELERATOR EXEC POLICY

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]

Premium Expense Charge	Upon payment of each premium	3% of premium payments	0% of premium payments in first year, 3% thereafter

Transfer Charge[2]	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year

Living Benefit Rider (an Accelerated Death Benefit)[3]	When rider is exercised	Discount Factor	Discount Factor

[1]	The Company reserves the right at any time to change the current charge but never to exceed the guaranteed charge.

[2]	The first 12 transfers per Policy year are free.

[3]

We reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit. The discount rate is equal to the current yield on 90-Day U.S. Treasury bills or the Policy loan rate, whichever is greater. Please see footnote 13 for a description of the loan rate. For a complete description of the Living Benefit Rider, please refer to the section entitled “Living Benefit Rider (an Accelerated Death Benefit)” in this prospectus.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009

The table below describes the fees and expenses that you will pay periodically during the time you own the Exec Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses for the

WRL XCELERATOR EXEC POLICY

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]

Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100	$8.00 per month during the first Policy year; thereafter, $15.00 per month up to age 99; and $0 per month starting at age 100.	$8.00 per month up to age 99; and $0 starting at age 100.

Cost of Insurance[4]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
(without Extra Ratings)[5]

Maximum Charge[6]		$83.33 per $1,000 of net amount at risk per month[7]	$42.05 per $1,000 of net amount at risk per month[7]

Minimum Charge		$0.08 per $1,000 of net amount at risk per month[7,8]	$0.01 per $1,000 of net amount at risk per month[7,9]

[4]

Cost of insurance charges are based on the insured’s issue age, gender, underwriting class, specified amount, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates are generally lower for each higher band of specified amount. For example, band 3 (specified amounts of $500,000--$999,999) generally has lower cost of insurance rates than those of band 2 (specified amounts of $250,000--$499,999). The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.

[5]

We may place an insured in a sub-standard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates up to a total charge of $83.33 monthly per $1,000 of net amount at risk.

[6]

This maximum charge is based on an insured with the following characteristics: male, age 25 at issue, expedited simplified issue tobacco class, and in the 75th Policy year. This maximum charge may also apply to insureds with other characteristics.

[7]	The net amount at risk equals the death benefit on a Monthiversary, minus the cash value on such Monthiversary.

[8]

This minimum charge is based on an insured with the following characteristics: female, age 18 at issue, and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

[9]

This minimum charge is based on an insured with the following characteristics: female, age 27 at issue, select non-tobacco class, and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses for the

WRL XCELERATOR EXEC POLICY

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]

Cost of Insurance (without Extra Ratings) continued

Initial Charge for a male insured, issue age 46, in the standard non-tobacco use class		$0.43 per $1,000 of net amount at risk per month[7]	$0.04 per $1,000 of net amount at risk per month[7]

Monthly Per Unit Charge[10]	Monthly, on and after the Policy date, and on any increase in specified amount until the insured reaches age 100

Maximum Charge[11]		$6.34 per $1,000 of specified amount per month	$6.34 per $1,000 of specified amount per month

Minimum Charge[12]		$0.10 per $1,000 of specified amount per month	$0.10 per $1,000 of specified amount per month

Initial Charge for a male insured, issue age 46 in the standard non-tobacco class, band 2		$0.24 per $1,000 of specified amount per month	$0.24 per $1,000 of specified amount per month

Mortality and Expense Risk Charge	Daily	Annual rate of 0.75% for Policy years 1 – 15, and 0.30% for Policy years 16+, of daily net assets of each subaccount in which you are invested	Annual rate of 0.75% for Policy years 1 – 15, and 0.00% for Policy years 16+, of daily net assets of each subaccount in which you are invested

Loan Interest Spread[13]	On Policy anniversary or earlier, as applicable[14]	1.0% (effective annual rate)	0.75% (effective annual rate)

[10]

Currently, we plan to deduct this charge for the first 8 Policy years and during the first 8 Policy years from the date of any increase in specified amount. We will notify you if we extend the period during which we will assess the monthly per unit charge. We guarantee this charge will not be assessed beyond the Policy anniversary when the insured attains age 100. We deduct the monthly per unit charge on each Monthiversary as part of the monthly deductions from the Policy date based on the insured’s age and specified amount band on the Policy date. We also assess a new monthly per unit charge for 8 years following any increase in specified amount that are based on the insured’s attained age and specified amount band for a total specified amount on the date of the increase.

[11]

This maximum charge is based on an insured with the following characteristics: male, age 80 at issue, with an initial specified amount less than $250,000 (Band 1) and in the second Policy year. This maximum charge may also apply to insureds with other characteristics.

[12]

This minimum charge is based on an insured with the following characteristics: male, age 18 at issue, standard non-tobacco class, with an initial specified amount of $1,000,000 or higher (Band 4) and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

[13]

The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to your loan account (an effective annual rate of 2.0% guaranteed). After the 10th Policy year, we will charge preferred loan interest rates that are lower on a portion of the loan. After attained age 100 all loans will be considered preferred loans. The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.

[14]

While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses for the

WRL XCELERATOR EXEC POLICY

	When Charge is Deducted	Amount Deducted
Charge		Guaranteed Charge	Current Charge[1]

Optional Rider Charges:[15]

Disability Waiver of Monthly Deductions Rider[16]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60

Maximum Charge[17]		$0.39 per $1,000 of the Policy’s net amount at risk per month[7]	$0.39 per $1,000 of the Policy’s net amount at risk per month[7]

Minimum Charge[18]		$0.03 per $1,000 of the Policy’s net amount at risk per month[7]	$0.03 per $1,000 of the Policy’s net amount at risk per month[7]

Initial Charge for a male insured, issue age 46		$0.09 per $1,000 of base Policy net amount at risk per month[7]	$0.09 per $1,000 of base Policy net amount at risk per month[7]

Disability Waiver of Premium Rider[19]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 60

Maximum Charge[20]		$1.61 per $10 monthly rider benefit	$1.61 per $10 monthly rider benefit

Minimum Charge[21]		$0.28 per $10 monthly rider benefit	$0.28 per $10 monthly rider benefit

Initial Charge for a male insured, issue age 46		$0.89 per $10 monthly rider benefit	$0.89 per $10 monthly rider benefit

[15]

Optional Rider Cost of insurance charges are based on each insured’s issue age, gender, underwriting class, Policy year and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.

[16]

Disability Waiver of Monthly Deductions Rider charges are based on the primary insured’s issue age, gender and net amount at risk. The charges shown are for the Exec Policy only (i.e., without riders and other benefits). The addition of other riders and benefits would increase these charges. This charge does not vary once it is added to the Policy. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative. This rider is only available on fully underwritten policies.

[17]	This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.

[18]	This minimum charge is based on an insured with the following characteristics: male, age 25 at issue. This minimum charge may also apply to insureds with other characteristics.

[19]	The charge for this rider is based on the primary insured’s issue age, gender and amount of monthly rider benefit. This rider is only available on fully underwritten policies

[20]	This maximum charge is based on an insured with the following characteristics: female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.

[21]	This minimum charge is based on an insured with the following characteristics: male, age 18 at issue. The minimum charge may also apply to insureds with other characteristics.

For information concerning compensation paid for the sale of the Policy, see “Sale of the Policies.”

Policy Benefits/Risks Summary	WRL Xcelerator FocusSM and Xcelerator ExecSM

This summary describes each Policy’s important benefits and risks. More detailed information about each Policy appears later in this prospectus and in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

The Policies in General

•

The WRL Xcelerator Focus SM and WRL Xcelerator ExecSM are individual flexible premium variable life insurance policies. Each Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. Each Policy’s cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals). Because returns are not guaranteed, the Policies are not suitable as short-term savings vehicles.

•

Each Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing a Policy involves certain risks. You should purchase a Policy only if you have the financial ability to keep it in force for a substantial period of time. You should consider a Policy in conjunction with other insurance you own. For Focus Policies, there may be adverse consequences should you decide to surrender your Policy early, such as payment of a surrender charge that applies during the first 8 Policy years and for 8 years from the date of any increase in specified amount.

•	The Policies:

•

WRL Xcelerator Focus Policy (the Focus Policy) – This Policy is available to individuals. The monthly per unit charges are lower, but investment options are initially restricted and there is a guaranteed no lapse period. You may lose the benefit of the lower monthly per unit charges if your allocation percentages are changed during the first Policy year. Please note: Neither dollar cost averaging nor Internet transfers are permitted during the first Policy year.

•

WRL Xcelerator Exec Policy (the Exec Policy) – This Policy is only available for group or sponsored arrangements; different minimum specified amount, issue age, underwriting standards, banding, and rates for certain charges, than under the Focus Policy; no surrender or withdrawal charges; no guaranteed no lapse period; more withdrawals permitted per Policy year.

•

Fixed Account. You may place money in the fixed account where it earns at least 2% annual interest. We may declare higher rates of interest, but are not obligated to do so. The fixed account is part of our general account. The fixed account is not available to you if your Policy was purchased in the State of New Jersey.

•

Separate Account. You may direct the money in your Policy to any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the cover of this prospectus. Money you place in a subaccount is subject to investment risk and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.

•

Supplemental Benefits (Riders). Supplemental riders, such as the Inflation Fighter Rider, may be available under your Policy. Depending upon the rider(s) you add, we deduct charges for certain of these riders from the Policy’s cash value as part of the monthly deductions. These riders may not be available in all states and only certain ones are available with the Exec Policy.

•

No Lapse Period Guarantee (Focus Policy only). Until the no lapse date shown on your Policy schedule page, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deductions, as long as, on any Monthiversary, you have paid total premiums (minus any cash withdrawals, minus any outstanding loan amount, minus any accrued interest, and minus any decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.

Flexible Premiums

•

You select a premium payment plan but the plan is flexible – you are not required to pay premiums according to the plan. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits. Premium payments must be at least $50.

•

You increase your risk of lapse (i.e., having your Policy terminate without value) if you do not regularly pay premiums at least as large as the current minimum monthly guarantee premium. Under certain circumstances, extra premiums may be required to prevent lapse.

•

Once we deliver your Policy, the free-look period begins. You may return the Policy during this period and receive a refund. Depending on the laws of the state governing your Policy (usually the state where you live), we will either allocate your initial net premium(s) to the accounts you indicated on your application, or we will place your initial net premium(s) in the reallocation account until the reallocation date as shown on your Policy schedule page. Please refer to the section entitled “Canceling a Policy” for a description of the free-look period.

Variable Death Benefit

If the insured dies while your Policy is in force, we will pay a death benefit to the beneficiary(ies), subject to applicable law and the terms of your Policy. The amount of the death benefit generally depends on the specified amount of insurance you select, the death benefit option you choose, your Policy’s cash value, and any additional insurance provided by riders you purchase.

Choice Among Death Benefit Options. If you have a Focus Policy, you must choose Options A, B or C. If you have an Exec Policy, you must choose Option A or Option B; Option C is not available for Exec Policies. Each option is described below:

•	Option A is the greatest of:

•	the current specified amount; or

•	the minimum death benefit under the guideline premium or cash value accumulation life insurance compliance test, whichever has been selected; or

•	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

•	Option B is the greatest of:

•	the current specified amount, plus the Policy’s cash value on the date of the insured’s death; or

•	the minimum death benefit under the guideline premium or cash value accumulation life insurance compliance test, whichever has been selected; or

•	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

•	Option C is the greatest of:

•	the amount payable under Option A; or

•	the current specified amount, multiplied by an age-based “factor,” plus the Policy’s cash value on the date of the insured’s death, or

•	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

We will reduce the death benefit proceeds by any outstanding loan amount, including accrued interest, and any due and unpaid charges.

Your Policy allows you to choose between two federal income tax compliance tests for life insurance policies: the guideline premium test and the cash value accumulation test. You can use either tax compliance test with any one of the three death benefit options. Your election may affect the amount of the death benefit and the monthly deductions. You may not change tests.

There are two main differences between the two tests. First, the guideline premium test limits the amount of premium payments you may make to your Policy. There are no test limits on the amount of premium payments under the cash value accumulation tax test, although we may apply our own limits. Second, the factors that determine the minimum death benefit under the guideline premium test are different from those under the cash value accumulation test. You should consult your tax advisor when choosing the tax test.

We offer two (2) bands of specified amount coverage under the Focus Policy, and four (4) bands under the Exec Policy. The Focus Policy offers Band 2 ($500,000 - $999,999) and Band 3 - $1,000,000 or more; the Exec Policy offers Band 1 - $100,000 - $249,999; Band 2 - $250,000 - $499,999; Band 3 - $500,000 - $999,999; and Band 4 - $1,000,000 or more. Under the Focus Policy, each band has its own cost of insurance rates and monthly per unit charge rates. Under the Exec Policy, each band has its own monthly per unit charges. In general, the greater the specified amount band of your Policy, the lower the cost of insurance rates and monthly per unit charges.

•	Under current tax law, the death benefit should generally be U.S. federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.

•

Change in Death Benefit Option and Specified Amount. You may increase the specified amount once a Policy year on any Monthiversary. After the third Policy year, you may change the death benefit option and decrease the specified amount once a year. You may not increase the specified amount in the same year that you decrease the specified amount. Until the later of the end of the surrender charge period or attained age 65, we may limit the amount of any decrease to no more than 20% of the current specified amount. The new specified amount cannot be less than the minimum specified amount as shown in your Policy. You may increase the specified amount on any Monthiversary before the insured’s 86th birthday. You may change the death benefit option on any Monthiversary before the insured reaches attained age 95. Please note: Changes in specified amount will trigger changes in your cost of insurance charge, monthly per unit charge, your guideline premium or cash value accumulation life insurance compliance test, your minimum monthly guarantee premium (for Focus Policies only), will affect your ability to maintain the no lapse period guarantee, as applicable, and may have adverse federal tax consequences. Any charges associated with an increase or decrease in your specified amount will be based on the same C.S.O. Table that was in effect when your Policy was issued.

No Lapse Period Guarantee

•

We guarantee that your Focus Policy will not lapse until the no lapse date shown on your Policy schedule page as long as, on any Monthiversary, you have paid total premiums (minus any cash withdrawals, minus any outstanding loan amount, minus any accrued loan interest, and minus any decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month since the Policy date up to and including the current month. If you take a cash withdrawal or a loan, if you increase or decrease your specified amount, if you change the death benefit option, or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse guarantee period in effect.

Cash Value

•

The cash value is the sum of the Policy’s value in the subaccounts, and the fixed account (including any amount held in the loan reserve account) and is the starting point for calculating important values under the Policy, such as net surrender value and the death benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions, the surrender charge and/or any outstanding loan amount(s) and accrued loan interest.

•	The Policy will not lapse during the no lapse period as long as you have paid sufficient premiums.

Transfers

•

You can transfer cash value among the subaccounts and the fixed account. You currently may make transfer requests in writing to our mailing address, by telephone or by fax to our administrative office, or electronically through our website.

•	Except as listed below, we charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.

•	Dollar cost averaging and asset rebalancing programs are available.

•

Each Policy year, your Policy allows a cumulative transfer out of the fixed account of the greater of up to 25% of the amount in the fixed account, or the amount transferred out in the previous Policy year. Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year. If we modify or stop this current practice, we will notify you at the time of your transfer.

•

Unless otherwise required by state law, we may restrict transfers into the fixed account if the fixed account value, excluding amounts in the loan reserve, after the transfer has been made would exceed $250,000. This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.

•

Transfers resulting from loans or the exercise of conversion rights, or due to reallocation of cash value immediately after the reallocation date, are currently not treated as transfers for the purpose of assessing the transfer charge.

•	Transfers via the Internet are not treated as transfers for the purpose of assessing the transfer charge.

•	Transfers among the ProFunds and/or Access Trust subaccounts are not treated as transfers for the purpose of assessing the transfer charge.

•

We may impose restrictions on the transfer privilege. See the discussion of our policy with regard to market timing, including transfers, and the costs and risks to you that can result from programmed, large, frequent, or short-term transfers, in the section entitled “Disruptive Trading and Market Timing - Statement of Policy.”

Loans

•

After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy up to 90% of the net surrender value. We may permit a loan before the first anniversary for Policies issued pursuant to 1035 Exchanges. The minimum loan amount is generally $500.

•

To secure the loan, we transfer an amount equal to your loan from your cash value to a loan reserve account. The loan reserve account is part of the fixed account. We will credit 2.00% interest annually on amounts in the loan reserve account.

•

Before the 11th Policy year, we currently charge 2.75% interest annually, payable in arrears, on any outstanding loan amount. This charge is guaranteed not to exceed 3.00%. Interest not paid when due is added to the amount of the loan to be repaid.

•

After the 10th Policy year, we will charge a preferred loan charge rate on an amount equal to the cash value minus total premiums paid (reduced by any cash withdrawals), minus any outstanding loan amount and minus any accrued loan interest. We currently charge 2.00% interest on preferred loans. This charge is guaranteed not to exceed 2.25%. After the insured’s attained age 100, all loans, new and existing, are considered preferred loans.

•	Federal income taxes and a penalty tax may apply to loans you take against the Policy. The federal tax consequence of loans with preferred rates is uncertain and there may be adverse tax consequences.

Cash Withdrawals and Surrenders

•	You may take one withdrawal of cash value per Policy year after the first Policy year. The amount of the withdrawal may be limited to:

•	at least $500; and

•	no more than 10% of the net surrender value.

•	after the 5th Policy year, the amount of a withdrawal may be limited to no less than $500 and to no more than the net surrender value less $500.

•

Under the Focus Policy we will deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) from the withdrawal, and we will pay you the balance. Under the Exec Policy, you may take up to 12 withdrawals per Policy year without charge.

•

A cash withdrawal will reduce the cash value by at least the amount of the withdrawal. If the death benefit on your Policy is Option A, or if your death benefit is Option C and the insured’s attained age is 71 or older, then we will reduce the specified amount by the amount of cash withdrawal. We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.

•

A cash withdrawal will reduce the cash value, so it will increase the risk that the Policy will lapse. A cash withdrawal may also increase the risk that the no lapse period guarantee will not remain in effect.

•

You may fully surrender the Policy at any time before the insured’s death. Life insurance coverage will end. You will receive the net surrender value. The surrender charge will apply to the Focus Policy during the first 8 Policy years and during the first 8 years after each increase in specified amount. The surrender charge may be significant. You may receive little or no net surrender value if you surrender your Policy in the early Policy years.

•	There are no surrender charges on the Exec Policy.

•

If you have the Inflation Fighter Rider (only available on Focus Policies), any withdrawal or requested decrease in specified amount of the Policy will cause the rider to terminate and annual scheduled specified amount increases to stop.

•	Federal income taxes and a penalty tax may apply to cash withdrawals and surrenders.

Tax Benefits

We intend your Policy to satisfy the definition of life insurance under the Internal Revenue Code so that the death benefit generally should be excludible from the taxable income of the beneficiary. If your Policy is not a Modified Endowment Contract , you should not be deemed in receipt of any taxable gains in cash value until withdrawals and surrenders exceed your tax basis in the Policy or other distributions are made as described in the “Federal Income Tax

Considerations” section in this prospectus. A Modified Endowment Contract (“MEC”) is a special class of life insurance under the tax codes. Unlike traditional insurance, funds that are withdrawn from a MEC policy in the form of policy loans, partial surrenders, assignments, and pledges are treated as gross income to the policyowner and therefore are subject to taxation. Transfers between the subaccounts are not taxable transactions.

Policy Risks

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep your Policy in force.

Investment Risks

If you invest your Policy’s cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. In addition, we deduct Policy fees and charges from your cash value, which can significantly reduce your cash value. During times of poor investment performance, this deduction will have an even greater impact on your cash value. You could lose everything you invest, and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the fixed account, then we credit your fixed account value with a declared rate of interest. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2%.

Risk of Lapse

Your Focus Policy contains a no lapse period. Your Focus Policy will not lapse before the no lapse date stated in your Policy as long as you pay sufficient minimum guarantee premiums. The no lapse period guarantee will not be effective if you do not pay sufficient monthly guarantee premiums.

You will lessen the risk of lapse of your Focus Policy if you keep the no lapse guarantee in effect. Before you take a cash withdrawal, loan, increase or decrease the specified amount, change your death benefit option, or add, increase or decrease a rider, you should consider carefully the effect it will have on the no lapse period guarantee.

If you take a cash withdrawal or Policy loan, if you increase or decrease the specified amount, if you change your death benefit option, or if you add, increase or decrease a rider, we will adjust the minimum monthly guarantee premium accordingly and notify you of the new amount. This also applies to specified amount increases generated by the Inflation Fighter Rider. If the new amount is higher than it was before and you do not make the necessary higher premium payments, you will increase the risk of losing the no lapse period guarantee. We deduct the total amount of your withdrawals, any outstanding loan amount, including accrued loan interest, and any decrease charge from your premiums paid when we determine whether your premium payments are high enough to keep the no lapse guarantee in effect.

After the no lapse period under a Focus Policy has expired, or at any time for an Exec Policy, your Policy may lapse if loans, cash withdrawals, the monthly deductions, and insufficient investment returns reduce the net surrender value to zero. The Policy will enter a grace period if on any Monthiversary the net surrender value (that is, the cash value minus the surrender charge, and minus any outstanding loan amount and accrued loan interest) is not enough to pay the monthly deductions due.

A Policy lapse may have adverse tax consequences.

If your Policy lapses, we may allow you to reinstate the Policy within five years after it has lapsed, subject to underwriting.

Tax Risks (Income Tax and MEC)

We expect that your Policy will generally be deemed a life insurance contract under federal tax law, and that the death benefit paid to the beneficiary will generally not be subject to federal income tax.

Depending on the total amount of premiums you pay, your Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. As noted above, unlike traditional insurance, if a Policy is treated as a MEC, partial withdrawals, surrenders, assignments, pledges and loans will be treated first as distributions of gain that are taxable as ordinary income and treated as tax-free recovery of the owner’s basis in the Policy only after all gain has been distributed. In addition, a 10% penalty tax may be imposed on the taxable portion of cash withdrawals, surrenders, assignments, pledges and loans taken before you reach age 59  1/2. If a Policy is not treated as a MEC, partial surrenders and withdrawals will not be subject to tax to the extent of your basis in the Policy. Amounts withdrawn in excess of your basis in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. Also, if your Policy is not a MEC, loans, assignments and pledges are not taxable when made, although they may be taxable on the lapse or surrender of the Policy. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

Loan Risks

A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and the fixed account and place that amount in the loan reserve account as collateral. We then credit a fixed interest rate of 2.0% to the loan collateral. As a result, the loan collateral does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited to the unloaned portion of the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rates credited to the fixed account, the effect could be favorable or unfavorable.

We also currently charge interest on Policy loans at a rate of up to 2.75%, payable in arrears. This charge will not exceed 3.0%. Interest is added to the amount of the loan to be repaid.

Your Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy on a tax free basis without allowing the Policy to lapse. The aim of this strategy is to continue borrowing from the Policy until its cash value is just enough to pay off the Policy loans that have been taken out. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, this strategy will fail to achieve its goal if the Policy is a MEC, or becomes a MEC after the periodic borrowing begins, because the loan will be taxable to the extent of gain then in the Policy. Second, this strategy has not been ruled on by the Internal Revenue Service or the courts, and it may be subject to challenge by the IRS since it is possible that loans under the Policy will be treated as taxable distributions.

A Policy loan will make it more likely that a Policy would lapse. A Policy loan will increase the risk that the no lapse period guarantee will not remain in effect. There is also a risk that if the loan, insurance charges and unfavorable investment experience reduce your net surrender value, and the no lapse period guarantee is no longer in effect, then the Policy will lapse. Assuming Policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the lapse occurs. Anyone considering using a Policy as a source of tax-free income by taking out Policy loans should consult a qualified tax advisor about the tax risks inherent in such a strategy before purchasing the Policy.

If your Policy is not a MEC and lapses or is surrendered while a loan is outstanding, you will realize taxable income equal to the lesser of the gain in the Policy or the sum of the excess of the loan balance (including accrued interest) and any cash received on surrender over your basis in the Policy. If your Policy is a MEC or becomes a MEC within two years of taking a loan, the amount of the loan will be taxed as if it were a withdrawal from the Policy.

If your Policy lapses or terminates due to volatility in the investment performance of the underlying portfolios or another reason, you may incur tax consequences at an unexpected time.

You should consult with your own qualified tax advisor to apply the law to your particular circumstances.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus. Please refer to the prospectuses for the portfolios for more information.

There is no assurance that any portfolio will achieve its stated investment objective.

Range of Expenses for the Portfolios1, 2

The next table shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2007. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.40%	2.07%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)[3]	0.40%	1.63%

[1]

The portfolio expenses used to prepare this table were provided to Western Reserve by the funds. Western Reserve has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2007. Current or future expenses may be greater or less than those shown.

[2]

The table showing the range of expenses for the portfolios takes into account the expenses of several Transamerica Series Trust asset allocation portfolios that are “fund of funds.” A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Transamerica Series Trust portfolios and certain portfolios of the Transamerica Funds (formerly, Transamerica IDEX Mutual Funds) (each such portfolio an “Acquired Fund”). Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, Western Reserve took into account the information received from the Transamerica Series Trust on the combined actual expenses for each of the “fund of funds” and the portfolios in which it invests. The combined expense information includes the Acquired Fund (i.e., the underlying fund’s) fees and expenses for the Transamerica Series Trust asset allocation portfolios. See the prospectus for the Transamerica Series Trust for a presentation of the applicable Acquired Fund fees and expenses.

[3]

The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for 27 portfolios that require a portfolio’s investment adviser to reimburse or waive portfolio expenses until April  30, 2009.

Western Reserve, the Separate Account, the Fixed Account and the Portfolios

Western Reserve

Western Reserve Life Assurance Co. of Ohio, located at 570 Carillon Parkway, St. Petersburg, Florida 33716 is the insurance company issuing the Policy. We are obligated to pay all benefits under the Policy.

The Separate Account

The separate account is a separate account of Western Reserve, established under Ohio law. We own the assets in the separate account and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount’s own investment experience and not the investment experience of our other assets. The separate account’s assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

Changes to the Separate Account. As permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

•	Remove, combine, or add subaccounts and make the combined or new subaccounts available for allocation of net premiums;

•	Combine the separate account or any subaccount(s) with one or more different separate account(s) or subaccount(s);

•	Close certain subaccounts to allocations of new net premiums by current or new policyowners;

•	Transfer assets of the separate account or any subaccount, which we determine to be associated with the class of policies to which the Policy belongs, to another separate account or subaccount;

•	Operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law;

•	Establish additional separate accounts or subaccounts to invest in new portfolios of the funds;

•	Manage the separate account at the direction of a committee;

•	Endorse the Policy, as permitted by law, to reflect changes to the separate account and subaccounts as may be required by applicable law;

•	Change the investment objective of a subaccount;

•	Substitute, add, or delete fund portfolios in which subaccounts currently invest net premiums, to include portfolios of newly designated funds;

•	Fund additional classes of variable life insurance policies through the separate account; and

•	Restrict or eliminate any voting privileges of owners or other persons who have voting privileges in connection with the operation of the separate account.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the laws.

The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

The Fixed Account

The fixed account is part of Western Reserve’s general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Western Reserve has sole discretion over the investment of the fixed account’s assets. Western Reserve bears the full investment risk for all amounts contributed to the fixed account. Western Reserve guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 2.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no formula for determining fixed account interest rates in excess of the guaranteed rate nor any duration for such rates.

Money you place in the fixed account will begin earning interest compounded daily at the current interest rate in effect at the time of your allocation. Unless otherwise required by state law, we may restrict your allocations and transfers to the fixed account if the fixed account value, excluding the loan reserve, following the allocation or transfer would exceed $250,000. (This restriction does not apply to any transfers to the fixed account necessary in the exercise of conversion rights.) We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a current interest rate higher than the guaranteed rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the “guarantee period”) unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 2.0% during any guarantee period at our sole discretion. You bear the risk that interest we credit will not exceed 2.0%.

We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or monthly deductions charges on a first in, first out basis (“FIFO”) for the purpose of crediting interest.

New Jersey: If your Policy was issued in the State of New Jersey, then you may not direct or transfer any premiums or cash value to the fixed account. The fixed account is available only in connection with Policy loans.

The fixed account has not been registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account.

The Portfolios

Effective May 1, 2008, several Transamerica Series Trust portfolios were renamed as set forth in the following table:

FORMER NAME	NEW NAME
AEGON/TRANSAMERICA SERIES TRUST	TRANSAMERICA SERIES TRUST
Asset Allocation – Conservative Portfolio	Transamerica Asset Allocation – Conservative VP
Asset Allocation – Growth Portfolio	Transamerica Asset Allocation – Growth VP
Asset Allocation – Moderate Growth Portfolio	Transamerica Asset Allocation – Moderate Growth VP
Asset Allocation – Moderate Portfolio	Transamerica Asset Allocation – Moderate VP
BlackRock Large Cap Value	Transamerica BlackRock Large Cap Value VP
Capital Guardian U.S. Equity	Transamerica Capital Guardian U.S. Equity VP
Capital Guardian Value	Transamerica Capital Guardian Value VP
Clarion Global Real Estate Securities	Transamerica Clarion Global Real Estate Securities VP
Federated Market Opportunity	Transamerica Federated Market Opportunity VP
International Moderate Growth Fund	Transamerica International Moderate Growth VP
JPMorgan Core Bond	Transamerica JPMorgan Core Bond VP
JPMorgan Enhanced Index	Transamerica JPMorgan Enhanced Index VP
JPMorgan Mid Cap Value	Transamerica JPMorgan Mid Cap Value VP
Legg Mason Partners All Cap	Transamerica Legg Mason Partners All Cap VP
Marsico Growth	Transamerica Marsico Growth VP
MFS High Yield	Transamerica MFS High Yield VP
MFS International Equity	Transamerica MFS International Equity VP
Munder Net50	Transamerica Munder Net50 VP
PIMCO Total Return	Transamerica PIMCO Total Return VP
T. Rowe Price Equity Income	Transamerica T. Rowe Price Equity Income VP
T. Rowe Price Small Cap	Transamerica T. Rowe Price Small Cap VP
Templeton Transamerica Global	Transamerica Templeton Global VP
Third Avenue Value	Transamerica Third Avenue Value VP
Transamerica Balanced	Transamerica Balanced VP
Transamerica Convertible Securities	Transamerica Convertible Securities VP
Transamerica Equity	Transamerica Equity VP
Transamerica Growth Opportunities	Transamerica Growth Opportunities VP
Transamerica Money Market	Transamerica Money Market VP
Transamerica Science & Technology	Transamerica Science & Technology VP
Transamerica Small/Mid Cap Value	Transamerica Small/Mid Cap Value VP
Transamerica U.S. Government Securities	Transamerica U.S. Government Securities VP
Transamerica Value Balanced	Transamerica Value Balanced VP
Van Kampen Mid-Cap Growth	Transamerica Van Kampen Mid-Cap Growth VP

The separate account invests in shares of the portfolios of a fund. Each portfolio is an investment division of a fund, which is an open-end management investment company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

Each portfolio’s assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio has no effect on the investment performance of any other portfolio. Pending any required approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

Each portfolio’s investment objective(s) and policies are summarized below. There is no assurance that any of the portfolios will achieve its stated objective(s). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager. If you elect the WRL Xcelerator Focus, you must invest in a limited number of specified portfolios during the first Policy year. See the description of the WRL Xcelerator Focus for more details.

Note: You can find more detailed information about the portfolios, including a description of risks, in the fund prospectuses. You may obtain a free copy of the fund prospectuses by contacting us at our administrative office at 1-800-851-9777 or visiting our website at www.westernreserve.com. You should read the fund prospectuses carefully.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
TRANSAMERICA SERIES TRUST:

Transamerica Asset Allocation – Conservative VP*	Transamerica Asset Management, Inc. Portfolio Construction Manager:** Morningstar Associates, LLC	Seeks current income and preservation of capital.

Transamerica Asset Allocation – Growth VP*	Transamerica Asset Management, Inc. Portfolio Construction Manager:** Morningstar Associates, LLC	Seeks long-term capital appreciation.

Transamerica Asset Allocation – Moderate Growth VP*	Transamerica Asset Management, Inc. Portfolio Construction Manager:** Morningstar Associates, LLC	Seeks capital appreciation with current income as a secondary objective.

Transamerica Asset Allocation – Moderate VP*	Transamerica Asset Management, Inc. Portfolio Construction Manager:** Morningstar Associates, LLC	Seeks capital appreciation and current income.

Transamerica Balanced VP	Transamerica Investment Management, LLC	Seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds, and cash or cash equivalents.

Transamerica BlackRock Large Cap Value VP	BlackRock Investment Management, LLC	Seeks long-term capital growth.

Transamerica Capital Guardian U.S. Equity VP	Capital Guardian Trust Company	Seeks to provide long-term growth of capital.

Transamerica Capital Guardian Value VP	Capital Guardian Trust Company	Seeks to provide long-term growth of capital and income.

Transamerica Clarion Global Real Estate Securities VP	ING Clarion Real Estate Securities, L.P.	Seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

Transamerica Convertible Securities VP	Transamerica Investment Management, LLC	Seeks maximum total return through a combination of current income and capital appreciation.

Transamerica Equity VP	Transamerica Investment Management, LLC	Seeks to maximize long-term growth.

*	Each asset allocation portfolio invests in a combination of underlying Transamerica Series Trust and Transamerica Funds portfolios.

**	In Morningstar’s role as portfolio construction manager, Morningstar makes asset allocation and fund selection decisions for the portfolio.

Portfolio (cont.)	Investment Adviser/Sub-Adviser (cont.)	Investment Objective (cont.)

Transamerica Federated Market Opportunity VP	Federated Equity Management Company of Pennsylvania	Seeks total return by investing in securities that have defensive characteristics.

Transamerica Growth Opportunities VP	Transamerica Investment Management LLC	Seeks to maximize long-term growth.

Transamerica Index 50 VP	AEGON USA Investment Management, LLC	Seeks to balance capital appreciation and income.

Transamerica Index 75 VP	AEGON USA Investment Management, LLC	Seeks capital appreciation as a primary objective and income as a secondary objective.

Transamerica International Moderate Growth VP*	Transamerica Asset Management, Inc. Portfolio Construction Manager:** Morningstar Associates, LLC	Seeks capital appreciation with current income as a secondary objective.

Transamerica JPMorgan Core Bond VP	JPMorgan Investment Advisors, Inc.	Seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.

Transamerica JPMorgan Enhanced Index VP	JPMorgan Investment Advisors, Inc.	Seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index.

Transamerica JPMorgan Mid Cap Value VP***	JPMorgan Investment Advisors, Inc.	Seeks growth from capital appreciation.

Transamerica Legg Mason Partners All Cap VP	Clearbridge Advisors, LLC	Seeks capital appreciation.

Transamerica MFS High Yield VP****	MFS® Investment Management	Seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.

Transamerica MFS International Equity VP	MFS® Investment Management	Seeks capital growth.

*	Each asset allocation portfolio invests in a combination of underlying Transamerica Series Trust and Transamerica Funds portfolios.

**	In Morningstar’s role as portfolio construction manager, Morningstar makes asset allocation and fund selection decisions for the portfolio.

***	This portfolio no longer accepts new investments from current or prospective investors. If you surrender your Policy’s cash value from this portfolio, you may not reinvest in this portfolio.

****	This portfolio, under normal market conditions, invests at least 80% of its net assets in high-yield, fixed-income securities, which are generally lower rated bonds commonly known as “junk bonds.”

Portfolio (cont.)	Investment Adviser/Sub-Adviser (cont.)	Investment Objective (cont.)

Transamerica Marsico Growth VP	Columbia Management Advisors, LLC	Seeks long-term growth of capital.

Transamerica Money Market VP	Transamerica Investment Management, LLC	Seeks maximum current income from money market securities consistent with liquidity and preservation of principal.

Transamerica Munder Net50 VP	Munder Capital Management	Seeks long-term capital appreciation.

Transamerica PIMCO Total Return VP	Pacific Investment Management Company LLC	Seeks maximum total return consistent with preservation of capital and prudent investment management.

Transamerica Science & Technology VP	Transamerica Investment Management, LLC	Seeks long-term growth of capital.

Transamerica Small/Mid Cap Value VP	Transamerica Investment Management, LLC	Seeks to maximize total return.

Transamerica T. Rowe Price Equity Income VP	T. Rowe Price Associates, Inc.	Seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.

Transamerica T. Rowe Price Small Cap VP	T. Rowe Price Associates, Inc.	Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

Transamerica Templeton Global VP	Templeton Investment Counsel, LLC Transamerica Investment Management, LLC	Seeks long-term growth of capital.

Transamerica Third Avenue Value VP	Third Avenue Management LLC	Seeks long-term capital appreciation.

Transamerica U.S. Government Securities VP	Transamerica Investment Management, LLC	Seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

Transamerica Value Balanced VP	Transamerica Investment Management, LLC	Seeks preservation of capital and competitive investment returns.

Transamerica Van Kampen Mid-Cap Growth VP	Van Kampen Asset Management Inc.	Seeks capital appreciation.

FIDELITY FUNDS:

Fidelity VIP Index 500 Portfolio	Fidelity Management & Research Company	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500SM Index.

Portfolio (cont.)	Investment Adviser/Sub-Adviser (cont.)	Investment Objective (cont.)
PROFUNDS:+

ProFund VP Asia 30	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Asia 30 Index.

ProFund VP Basic Materials	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Basic Materials Index.

ProFund VP Bull	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 Index ISM.

ProFund VP Consumer Services	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Services Index® (USDX).

ProFund VP Emerging Markets	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Bank of New York Emerging Markets 50 ADR Index.

ProFund VP Europe 30	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index.

ProFund VP Falling U.S. Dollar	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the U.S. Dollar Index.

ProFund VP Financials	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Financials Index.

ProFund VP International	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index.

+

The ProFunds VP and Access Trust portfolios permit frequent transfers. Frequent transfers may increase portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs. In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. See “Disruptive Trading and Market Timing.” Some ProFunds or Access Trust VP portfolios may use investment techniques not associated with most mutual fund portfolios. Investors in the ProFunds and Access Trust VP portfolios will bear additional investment risks. See the ProFunds VP or Access Trust prospectuses for descriptions of the investment objectives and risks associated with investing in the ProFunds or Access Trust VP portfolios.

Portfolio (cont.)	Investment Adviser/Sub-Adviser (cont.)	Investment Objective (cont.)

ProFund VP Japan	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Nikkei 225 Stock Average.

ProFund VP Mid-Cap	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400 Index.

ProFund VP Money Market	ProFund Advisors LLC	Seeks a high level of current income consistent with liquidity and preservation of capital.

ProFund VP NASDAQ-100 (formerly, ProFund VP OTC)	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 Index.

ProFund VP Oil & Gas	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Oil & Gas Index.

ProFund VP Pharmaceuticals	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Pharmaceuticals Index.

ProFund VP Precious Metals	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones Precious Metals Index.

ProFund VP Short Emerging Markets	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Bank of New York Emerging Markets 50 ADR Index.

ProFund VP Short International	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index.

ProFund VP Short NASDAQ-100	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the NASDAQ-100 Index.

ProFund VP Short Small-Cap	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Russell 2000 Index.

Portfolio (cont.)	Investment Adviser/Sub-Adviser (cont.)	Investment Objective (cont.)

ProFund VP Small-Cap	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000 Index.

ProFund VP Small-Cap Value	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Citigroup Value Index.

ProFund VP Telecommunications	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Telecommunications Index.

ProFund VP UltraSmall-Cap	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Russell 2000 Index.

ProFund VP U.S. Government Plus	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”).

ProFund VP Utilities	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Utilities Index.

ACCESS TRUST:+

Access VP High Yield Fund++	ProFund Advisors LLC	Seeks to provide investment results that correspond generally to the total return of the high yield market consistent with maintaining reasonable liquidity.

+

The ProFunds VP and Access Trust portfolios permit frequent transfers. Frequent transfers may increase portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs. In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. See “Disruptive Trading and Market Timing.” Some ProFunds or Access Trust VP portfolios may use investment techniques not associated with most mutual fund portfolios. Investors in the ProFunds and Access Trust VP portfolios will bear additional investment risks. See the ProFunds VP or Access Trust prospectuses for descriptions of the investment objectives and risks associated with investing in the ProFunds or Access Trust VP portfolios.

++

Under normal market conditions, this portfolio invests at least 80% of its net assets in credit default swaps and other financial instruments that in combination have economic characteristics similar to the high yield debt (“junk bonds”) market and/or in high yield debt securities.

Transamerica Asset Management, Inc. (formerly, Transamerica Fund Advisors, Inc.) (“Transamerica Asset”), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is directly owned by Western Reserve (77%) and AUSA Holding Company (23%), and serves as investment adviser to the Transamerica Series Trust and manages the Transamerica Series Trust in accordance with policies and guidelines established by the Transamerica Series Trust ‘s Board of Trustees. For certain portfolios, Transamerica Asset has engaged investment sub-advisers to provide portfolio management services. Transamerica Asset and each investment sub-adviser are registered investment advisers under the

Investment Advisers Act of 1940, as amended. See the Transamerica Series Trust prospectuses for more information regarding Transamerica Asset and the investment sub-advisers.

Morningstar Associates, LLC (“Morningstar”), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a “consultant” to Transamerica Advisors for investment model creation and maintenance to the Transamerica Asset Allocation – Conservative VP, Transamerica Asset Allocation – Moderate VP, Transamerica Asset Allocation – Moderate Growth VP, Transamerica, Asset Allocation – Growth VP and Transamerica International Moderate Growth VP of the Series Trust. Morningstar will be paid an annual fee for its services. See the Transamerica Series Trust prospectuses for more information regarding Morningstar.

Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109, serves as investment adviser to the Fidelity VIP Fund and manages the Fidelity VIP Fund in accordance with policies and guidelines established by the Fidelity VIP Fund’s Board of Trustees. For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management services with regard to foreign investments. FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Fidelity VIP Fund prospectus for more information regarding FMR and the investment sub-adviser.

ProFund Advisors LLC (“ProFund Advisors”), located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment advisor and provides management services to all of the ProFunds and Access Trust portfolios. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFunds or Access Trust portfolio in accordance with policies and guidelines established by the ProFunds’ Board of Trustees. ProFund Advisors is a registered investment adviser under the Investment Advisers Act of 1940, as amended. See the ProFunds and/or Access Trust prospectuses for more information regarding ProFund Advisors.

Selection of Underlying Portfolios

The underlying portfolios offered through this product are selected by Western Reserve, and Western Reserve may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the portfolio can provide marketing and distribution support for sales of the Policies. (For additional information on these arrangements, see “Revenue We Receive.”) We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from policyowners. We have included the Transamerica Series Trust portfolios at least in part because they are managed by Transamerica Asset, our directly owned subsidiary.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. Please Note: Certain portfolios have similar names; it is important that you state or write the full name of the portfolio that you wish to direct your allocation to when you submit an allocation request. Failure to do so may result in a delay of the requested allocation amount being credited to the subaccount.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund’s prospectus, statement of additional information and annual and semi/annual reports. Other sources such as newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your Policy resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through your Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, as long as such action is required by law.

Before a vote of a portfolio’s shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your voting instructions to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Therefore, because of proportional voting, a small number of policyowners may control the outcome of a vote. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

Charges and Deductions

This section describes the charges and deductions that we make under your Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges deducted under your Policy may result in a profit to us.

Services and benefits we provide under your Policy:	• the death benefit, cash and loan benefits;

• investment options, including premium allocations;

• administration of elective options; and

• the distribution of reports to owners.

Costs and expenses we incur:	• costs associated with processing and underwriting applications;

• expenses of issuing and administering the Policy (including any Policy riders, if applicable);

• overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and

• other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:	• that the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate; and

• that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under a Policy and assuming the risks associated with such Policy.

Premium Expense Charge

Before we allocate the net premium payments you make, we will deduct the premium expense charge.

The premium expense charge is equal to:	• 0% of all premium payments in the first year and 3.0% of all premiums you pay thereafter.

•         Some or all of the premium expense charges we deduct are used to pay the aggregate Policy costs and expenses we incur, including distribution costs and/or state premium taxes. Although state premium tax rates imposed on us vary from state to state, the premium expense charge we deduct will not vary with the state of residence of the policyowner.

Monthly Deductions

We take monthly deductions from the cash value on the Policy date and on each Monthiversary before the insured’s attained age 100. We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary). Because portions of the monthly deductions (such as cost of insurance) can vary monthly, the monthly deductions will also vary.

The monthly deductions are equal to:	• the monthly Policy charge for the Policy; plus

• the monthly cost of insurance charge for the Policy; plus

• the monthly per unit charge for the Policy; plus

• the portion of the monthly deductions for any benefits provided by riders attached to the Policy; plus

• any decrease charge (if applicable) incurred as a result of a decrease in the specified amount.

Monthly Policy Charge (for Policies applied for on or after October 30, 2008):

• This charge currently equals $10.00 each Policy month through attained age 99, and $0 starting with age 100. After the first Policy year, we may increase this charge.

• We guarantee this charge will never be more than $12.00 per month through attained age 99, and $0 starting with age 100.

• This charge is used to cover aggregate Policy expenses.

Monthly Policy Charge (for Policies applied for before October 30, 2008 and issued before January 1, 2009):

• This charge currently equals $8.00 each Policy month through age 99, and $0 starting with age 100. After the first Policy year, we may increase this charge.

• We guarantee this charge will never be more than $15.00 per month through attained age 99, and $0 starting with age 100.

• This charge is used to cover aggregate Policy expenses.

Cost of Insurance Charge:

• We deduct this charge each month. It varies each month and is determined as follows:

1.       reduce the death benefit on the Monthiversary by the cash value on the Monthiversary after it has been allocated among the layers of specified amount in force in the following order: first, initial specified amount, then, each increase in specified amount starting with the oldest increase, then the next oldest, successively, until all cash value has been allocated (the resulting amounts are the net amount at risk for each layer of specified amount);

2. multiply each layer of net amount at risk provided under 1. (above) by the appropriate monthly cost of insurance rate for that layer; and add the results together.

• FOR THE FOCUS POLICY:

Your monthly current cost of insurance rate depends, in part, on your specified amount band:

• The specified amount bands available under the Xcelerator Focus are:

• Band 2: $500,000 - $999,999

• Band 3: $1,000,000 or more

• The current Policy cost of insurance rates for the first three (3) Policy years are fixed at issue and we guarantee not to change them.

• Cost of insurance rates are generally lower for each higher band of specified amount.

•         We determine your specified amount band by referring to the specified amount in force for your Policy (that is, the initial specified amount on the Policy date, plus any increases, and minus any decreases).

FOR THE EXEC POLICY:

The specified amount bands available under the Xcelerator Exec are:

• Band 1: $100,000- $249,999

• Band 2: $250,000- $499,999

• Band 3: $500,000- $999,999

• Band 4: $1,000,000 or more

• The cost of insurance charge is deducted monthly and is determined the same way as specified in 1 and 2 above; and

• Cost of insurance rates are based on different guaranteed rates and are not based on specified amount band.

• For Exec Policies, the current cost of insurance rates for the first Policy year are fixed at issue and we guarantee not to change them.

Monthly Per Unit Charge:

This charge equals:

• the monthly per unit charge for the specified amount on the Policy date; plus

• the monthly per unit charge for any in-force riders on a Policy that have a monthly per unit charge; plus

• the monthly per unit charge for each increase in specified amount caused by either a rider or a requested increase; minus

• the monthly per unit charge for any specified amount that has been decreased.

•         Currently we deduct this charge each month during the first 8 years from the Policy date, and 8 years following the date of any increase in specified amount or the addition of any rider. We guarantee the duration of this charge to be no more than 20 years following the Policy date for a Focus Policy, and no more than 20 years following the date of any increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider). For an Exec Policy, we guarantee the duration of this charge up to age 100.

•         The monthly per unit charge that is set on the Policy date is based on the issue age of the insured and the rate band then in effect. A separate monthly per unit charge is assessed for up to 20 years for a Focus Policy following each increase in specified amount and the rate of that charge is based on the insured’s age and rate band in effect at the time of any increase in specified amount. For an Exec Policy, we guarantee the duration of this charge up to age 100. The rate of the monthly per unit charge applied under your Policy depends on the application and/or issue date of your Policy.

•         Each month the applicable specified amount rate band then in effect is used to determine the rate at which the monthly per unit charge will be calculated for each layer of specified amount in force on the Policy.

• The Focus Policy offers lower monthly per unit charges provided that the year 1 allocation percent remain constant.

• We also deduct this charge for any Primary Insured Rider Plus or Other Insured Rider attached to the Focus Policy, which may be at a lower level of charge than is applied to the Policy.

Optional Insurance Riders:

• The monthly deductions will include charges for any optional insurance benefits you add to your Policy by rider.

To determine the monthly cost of insurance rates, we refer to a schedule of current cost of insurance rates using the insured’s issue age on the Policy date; issue age at the time of any requested increase in specified amount; specified amount band; gender; underwriting class; and the length of time from the Policy date or from the date of any requested increase in specified amount. The factors that affect the net amount at risk for each layer of specified amount include the investment performance of the portfolios in which you invest; payment of premiums; the fees and charges deducted under the Policy; the death benefit option you chose; as well as any Policy transactions (such as loans, partial withdrawals, transfers, and changes in specified amount). The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. Monthly cost of insurance rates may be changed by us from time to time. The actual rates we charge will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy. For Policies applied for on or after October 30, 2008, these guaranteed rates are based on the 2001 C.S.O. Tables and the insured’s attained age, gender, and rate class. For Policies applied for before October 30, 2008 and issued before January 1, 2009,these guaranteed rates are based on the 1980 C.S.O. Tables, and the insured’s attained age, gender, and rate class. For non sub-standard rate classes, these guaranteed rates will never be greater than the rates in the 2001 or 1980 C.S.O. Tables applicable to your Policy.

If you increase the specified amount, different monthly cost of insurance rates may apply to that layer of specified amount, based on the insured’s issue age and rate class at the time of the increase, gender, and the length of time since the increase. Increases in specified amount may move your Policy into a higher specified amount band, resulting in a decrease in the rates for the cost of insurance charge and monthly per unit charges.

Decreases in specified amount may cause your Policy to drop into a lower band of specified amount and may result in an increase in the rates for the cost of insurance charge and monthly per unit charges. Decreases in specified amount will be applied on a last-in, first-out basis to the specified amount in force, and will first reduce the specified amount provided by the most recent increase in specified amount in force, then reduce the next most recent increases, successively, and thereafter reduce the initial specified amount.

If you have selected the Inflation Fighter Rider and you request a decrease in specified amount of your Policy, you will forfeit any future increases in specified amount generated by that rider.

The underwriting class of the insured will affect the cost of insurance rates. We use a standard method of underwriting in determining underwriting classes, which are based on the health of the insured. We currently place insureds into preferred and standard classes. We also place insureds into sub-standard classes with extra ratings, which reflect higher mortality risks and will result in higher cost of insurance rates. Examples of reasons an insured may be placed into an extra risk factor underwriting class include, but are not limited to, medical history, avocation, occupation, driving record, or planned future travel (where permitted by state law).

We may issue certain Policies on a simplified issue or expedited simplified issue basis. Cost of insurance rates charged for any Policies issued on a simplified or expedited basis may cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar Policy that we offer using different underwriting criteria.

The guaranteed cost of insurance rates under the riders are substantially the same as the guaranteed cost of insurance rates applied to your Policy’s net amount at risk, except that current rates are not guaranteed for the first 3 years under the riders.

Mortality and Expense Risk Charge

We deduct a daily charge from your Policy’s cash value in each subaccount that, together with other fees and charges, compensates us for services rendered, the expenses expected to be incurred and the risks assumed. This charge is equal to:

•	your Policy’s cash value in each subaccount; multiplied by

•	the daily pro rata portion of the annual mortality and expense risk charge rate of up to 0.75%.

The annual rate for the mortality and expense risk charge is equal to 0.75% of the average daily net assets of each subaccount. We guarantee to reduce this charge to 0.30% after the first 15 Policy years. We may reduce this charge to 0.00% in the 16th Policy year, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.30% level after the 15th Policy year.

If this charge, combined with other Policy fees and charges, does not cover our total actual costs for services rendered and expenses incurred, we absorb the loss. Conversely, if these fees and charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges.

Surrender Charge (for FOCUS POLICIES only)

If you surrender your Policy completely during the first 8 years (or during the 8-year period following an increase in specified amount), we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amount) to you.

The surrender charge is a charge for each $1,000 of the initial specified amount of your Policy and of each increase in specified amount. The surrender charge that will apply on a full surrender of the Policy is the total of the surrender charge calculated for the initial specified amount, and the surrender charges calculated for each increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider), unless there has been a reduction in specified amount for which a decrease charge was applied.

The initial specified amount has an 8-year surrender charge period starting on the Policy date and surrender charges that are based upon the insured’s issue age, gender and rate class on the Policy date. Each increase in specified amount has its own 8-year surrender charge period and surrender charges that are based upon the insured’s issue age, gender and rate class at the time of the increase.

There is no surrender charge if you wait until the end of the 8th Policy anniversary to surrender your Policy and you have not selected the Inflation Fighter Rider and you have not increased your specified amount within the past 8 Policy years. The payment you receive is called the net surrender value. The formula we use reduces the surrender charge at older ages in compliance with state laws.

The surrender charge may be significant. You should evaluate this charge carefully before you consider a surrender. Under some circumstances the level of surrender charges might result in no net surrender value available if you surrender your Policy in the early Policy years. This will depend on a number of factors, but is more likely if:

•	you pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your Policy; and/or

•	investment performance is low.

In addition, surrender charges that apply for 8 years after any increase in specified amount will likely significantly reduce your net surrender value.

The surrender charge for each layer of specified amount is calculated as:	• the surrender charge per $1,000 of specified amount in the layer (varies by issue age, gender and underwriting class on the Policy date or date of specified amount increase); multiplied by

• the number of thousands of specified amount in the layer; multiplied by

• the surrender charge factor.

The surrender charge per thousand is calculated separately for the initial specified amount and for each increase in specified amount, using the rates found in Appendix A.

The surrender charge factor is also calculated separately for the initial specified amount and for each increase in specified amount in force (including specified amount increases generated by the Inflation Fighter Rider). The surrender charge factor varies by the insured’s issue age (on the Policy date or date of specified amount increase) and number of years since the Policy date or date of specified amount increase. In no event are the surrender charge factors any greater than those shown on the table below. We always determine the surrender charge factor from the Policy date or date of specified amount increase to the surrender date, regardless of whether there were any prior lapses and reinstatements.

For All Policies Applied For On Or after October 30, 2008

Surrender Charge Factors

End of Policy		Factor for Issue Ages
Year*	0-39	40-59	60-64	65-74	75-85
At Issue	1.00	1.00	1.00	1.00	1.00
1	1.00	1.00	0.80	0.80	0.80
2	0.87	0.75	0.75	0.70	0.70
3	0.70	0.70	0.70	0.65	0.65
4	0.60	0.60	0.60	0.60	0.60
5	0.40	0.40	0.40	0.40	0.40
6	0.30	0.30	0.30	0.30	0.30
7	0.20	0.20	0.20	0.20	0.20
8+	0.00	0.00	0.00	0.00	0.00

*	The factor on any date other than a Policy anniversary, or anniversary of an increase in specified amount, will be determined proportionately using the factor at the end of the year before surrender and the factor at the end of the year of surrender.

☐	Surrender Charge Example: Assume a male non-tobacco user purchases the Policy at issue age 30 with a specified amount of $500,000. The Policy is surrendered at the end of Policy year 5. The surrender charge per $1,000 of specified amount is $11.94. This is multiplied by the surrender charge factor of 0.40.

The surrender charge	=	the surrender charge per $1,000 ($11.94)
	x	the number of thousands of initial specified amount (500)
	x	the surrender charge factor (0.40)
	=	$2,388.00.

For Policies Applied For Before October 30, 2008 and Issued Before January 1, 2009

Surrender Charge Factors

End of Policy	Factor for Issue Ages
Year*	0-39	40-59	60-80	81-85
At Issue	1.00	1.00	1.00	1.00
1	1.00	1.00	0.80	0.69
2	0.87	0.75	0.70	0.65
3	0.70	0.70	0.65	0.62
4	0.60	0.60	0.60	0.58
5	0.40	0.40	0.40	0.40
6	0.30	0.30	0.30	0.30
7	0.20	0.20	0.20	0.20
8+	0	0	0	0

The factor on any date other than a Policy anniversary, or anniversary of an increase in specified amount, will be determined proportionately using the factor at the end of the year before surrender and the factor at the end of the year of surrender.

☐	Surrender Charge Example: Assume a male non-tobacco user purchases the Policy at issue age 30 with a specified amount of $500,000. The Policy is surrendered at the end of Policy year 5. The surrender charge per $1,000 of specified amount is $21.60. This is multiplied by the surrender charge factor of 0.40.

The surrender charge	=	the surrender charge per $1,000 ($21.60)
	x	the number of thousands of initial specified amount (500)
	x	the surrender charge factor (0.40)
	=	$4,320.00

The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including registered representative sales commissions, and printing and advertising costs, as well as aggregate Policy expenses.

Decrease Charge (for FOCUS POLICIES only)

If you decrease the specified amount during the first 8 Policy years (or during the 8-year period following an increase in specified amount), we will deduct a decrease charge from your cash value. We will deduct the charge as part of your monthly deductions on the Monthiversary on which the decrease in specified amount is effective.

The decrease charge is equal to:	• the surrender charge as of the date of the decrease applicable to that portion of the layer of the specified amount that is decreased. See “Surrender Charge” above.

Decreases in specified amount will be applied on a last-in, first-out basis to the current specified amount in force. The decrease charge will first be calculated based on the current surrender charge applicable to the most recent increase in specified amount still in force. If the amount of the decrease in specified amount is greater than the most recent increase in specified amount, then the charge will also be calculated based on the surrender charges applicable to the next most recent increases, successively, and then will also be calculated based on any remaining surrender charge on the initial specified amount, up to the amount of the requested decrease.

Example:

January 1, 2001	Policy issued for $300,000
January 1, 2004	Policy increased by $200,000
January 1, 2005	Policy decreased by $100,000

If the surrender charge on January 1, 2005 (before the decrease) is:

Layer of Specified Amount	Surrender Charge
$300,000	$4,656
$200,000	$3,624

The $200,000 layer is reduced to $100,000 on January 1, 2005 and a surrender charge of $1,812 is applied.

100

200         x         $3,624     =         $1,812

We will not deduct the decrease charge from the cash value when a specified amount decrease results from:

•	a change in the death benefit option; or

•	a cash withdrawal (when you select death benefit Option A or when you choose death benefit Option C and the insured’s attained age is 71 or higher).

If a decrease charge is deducted because of a decrease in specified amount, any future decrease charges incurred during the surrender charge period will be based on the reduced specified amount.

We will determine the decrease charge using the above formula, regardless of whether your Policy has lapsed and been reinstated, or you have previously decreased your specified amount. We will not allow a decrease in specified amount if the decrease charge will cause the Policy to begin a grace period. A decrease in specified amount will generally decrease the insurance protection of the Policy.

Transfer Charge

•	We currently allow you to make 12 transfers each year free of charge.

•	Except as listed below, we charge $25 for each additional transfer.

•	For purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, will be considered a single transfer.

•	We deduct the transfer charge from the amount being transferred.

•

Transfers due to loans or the exercise of conversion rights, or due to reallocation of cash value immediately after the reallocation date, currently do not count as transfers for the purpose of assessing this charge.

•	Transfers via the Internet do not count as transfers for the purpose of assessing this charge.

•	Transfers among the ProFunds and/or Access Trust subaccounts do not count as transfers for the purpose of assessing this charge.

•	Transfers under dollar cost averaging and asset rebalancing do count as transfers for the purpose of assessing this charge.

•	We will not increase this charge.

Loan Interest Spread

We currently charge you an effective annual interest rate on a Policy loan of 2.75% (3.0% maximum guaranteed) on each Policy anniversary. We will also credit the amount in the loan reserve account with an effective annual interest rate of 2.0%. After offsetting the 2.0% interest we credit, the net cost of loans currently is 0.75% annually (1.0% maximum guaranteed). After the 10th Policy year, we will apply preferred loan rates charged on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest. The current preferred loan effective annual interest rate charged is 2.00% and is guaranteed not to exceed 2.25%. After the insured’s attained age 100, all loans, new and existing, are considered preferred loans.

Cash Withdrawal Charge (for Focus Policies only)

•	After the first Policy year, you may take one cash withdrawal per Policy year.

•	When you make a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.

•	We deduct this amount from the withdrawal, and we pay you the balance.

•	We will not increase this charge.

Taxes

We currently do not make any deductions for taxes from the separate account. We may do so in the future to the extent that such taxes are imposed by federal or state agencies.

Rider Charges

The following riders are available under both the WRL Focus Policy and the WRL Exec Policy:

•

Living Benefit Rider. We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for expected lost income resulting from the early payment of the death benefit. The discount rate is equal to the current yield on 90-day U.S. Treasury bills or the Policy loan rate, whichever is greater. For a complete description of the Living Benefit Rider, please refer to the section entitled “Living Benefit Rider (an Accelerated Death Benefit)” in this prospectus.

•

Disability Waiver of Monthly Deductions Rider. We assess a rider charge based on the primary insured’s issue age, gender and net amount at risk for the Policy, as well as a charge based on those riders that would be eligible to have monthly deductions waived.

•

Disability Waiver of Premium Rider. The charge for this rider is based on the primary insured’s issue age, gender and the amount of monthly waiver of premium benefit that would be paid in the event of total disability, as defined in the rider.

The following riders are available only under the WRL Focus Policy:

•

Inflation Fighter Rider. Annual increases in specified amount generated by this rider will increase the cost of insurance charges and increase the amount and duration of the monthly per unit charges and surrender charges under a Policy. The new layer of cost of insurance charge and monthly per unit charge resulting from the annual increase in specified amount will be set based on the insured’s issue age and duration from issue.

•	Children’s Insurance Rider. We assess a cost of insurance charge based on the rider face amount regardless of the number of children insured.

•

Accidental Death Benefit Rider. We assess a cost of insurance charge based on the insured’s attained age and rider face amount. Cost of insurance charges generally will increase each year with the age of the insured.

•

Other Insured Rider. We assess a cost of insurance charge based on each other insured’s issue age, gender, underwriting class, Policy year and the rider face amount. We assess a monthly per unit charge based on each insured’s issue age, Policy year and the rider face amount. Cost of insurance charges and monthly per unit charges generally will increase each year with the age of the insured. These charges will vary based on whether the 1980 C.S.O. Tables or the 2001 C.S.O. Tables are applicable to your Policy, which depends on the application and/or issue date of your Policy.

•

Primary Insured Rider Plus (“PIR Plus”). We assess a cost of insurance charge based on the insured’s issue age, gender, underwriting class, Policy year and the rider face amount. We assess a monthly per unit charge based on the insured’s issue age, Policy year and the rider face amount. Cost of insurance charges generally will increase each year with the age of the insured. These charges will vary depending on whether the 1980 C.S.O. Tables or the 2001 C.S.O. Tables are applicable to your Policy, which depends upon the application and/or issue date of your Policy.

Portfolio Expenses

The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of your portfolio shares. Some portfolios also deduct 12b-1 fees from portfolio assets.

Revenue We Receive

We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, sub-advisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:

•

Rule 12b-1 Fees. Our affiliate, Transamerica Capital, Inc. (“TCI”), serves as the principal underwriter for the Policies. TCI receives some or all of the 12b-1 fees from the funds. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us. These fees range from 0.00% to 0.25% of the average daily assets of the certain portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.

•

Administrative, Marketing and Support Service Fees (“Service Fees”). The investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from portfolio assets. Policyowners, through their indirect investment in the portfolios, bear the costs of these advisory fees (see the prospectuses for the funds for more information). The amount of the payments we receive is based on a percentage of the assets of the particular fund portfolios attributable to your Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Western Reserve and TCI

Fund	Maximum Fee % of assets*	Fund	Maximum Fee % of assets*
Transamerica Series Trust **	—	Fidelity Variable Insurance Products Funds	0.50	%***
ProFunds	0.25%	Access One Trust	0.25%

*	Payments are based on a percentage of the average assets of each fund portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us. We may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we provide.

**	Because the Transamerica Series Trust is managed by an affiliate, there are additional benefits to us and our affiliates for amounts you allocate to the Transamerica Series Trust portfolios, in terms of our and our affiliates’ overall profitability. During 2007 we received $42.5 million from Transamerica Asset.

***	We receive this percentage once $100 million in fund shares are held by the subaccounts of Western Reserve and its affiliates.

•

Other payments. We and our affiliates, including TCI, InterSecurities, Inc. (“ISI”), and World Group Securities (“WGS”), also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued or managed by us and our affiliates. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fees deducted from portfolio assets. Policyowners, through their indirect investment in the portfolios, bear the costs of these advisory fees (see the prospectuses for the funds for more information). Certain advisers and sub-advisers of the underlying portfolios (or their affiliates) (1)

may pay TCI amounts up to $75,000 per year to participate in a “preferred sponsor” program that provides such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences that are attended by TCI’s wholesalers; (2) may provide our affiliates, and/or selling firms with wholesaling services to assist us in the distribution of a Policy; and (3) may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the portfolios and to cooperate with their promotional efforts. The amounts may be significant and provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of a Policy.

For the calendar year ended December 31, 2007, TCI (and its predecessor, AFSG Securities Corporation (“AFSG”)) received revenue sharing payments ranging from $2,500 to $49,350 (for a total of $381,768) from the following fund managers and/or sub-advisers to participate in TCI’s events: T. Rowe Price Associates, Inc.; American Century Investment Management; MFS Investment Management; Transamerica Investment Management, LLC; Pacific Investment Management Company LLC; Jennison Associates; Lehman Brothers/Neuberger Berman; Legg Mason; Alliance Bernstein; Federated Funds; Fidelity Funds; ING Clarion; Merrill Lynch; AMVESCAP; BlackRock; Columbia Management LLC; JPMorgan Investment Management, Inc.; Oppenheimer Funds; and SunTrust.

Please note: Some of the aforementioned managers and/or sub-advisers may not be associated with underlying fund portfolios currently available in this product.

Proceeds from certain of these payments by the funds, the advisers, the sub-advisers and/or their affiliates may be profit to us, and may be used for any corporate purpose, including payment of expenses (i) that we and our affiliates incur in promoting, issuing, marketing, distributing and administering the Policies; and (ii) that we incur in our role as intermediary, in promoting, marketing and administering the fund portfolios.

For further details about the compensation payments we make in connection with the sale of the Policies, see “Sale of the Policies” in this prospectus.

Your Policy

Depending on the state of issue, your Policy may be an individual Policy or a certificate issued under a group Policy. Your Policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution. There may be differences between a Policy issued and the general Policy description contained in this prospectus because of requirements of the state where your Policy is issued. Some of the state specific differences are included in the prospectus, but this prospectus does not include references to all state specific differences. All state specific Policy features will be described in your Policy.

Ownership Rights (Focus and Exec Policies)

A Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the owner’s Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner’s estate. The principal rights an owner may exercise are:

•	To designate or change beneficiaries before the death of the insured;

•	to receive amounts payable before the death of the insured;

•	to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment);

•	to change the owner of the Policy; and

•	to change the specified amount or death benefit option type of the Policy.

At issue, the owner must select either the guideline premium tax test or the cash value accumulation tax test on the Policy application. Once selected, this tax test cannot be changed.

No designation or change in designation of an owner will take effect unless we receive written request thereof. The request will take effect as of the date we receive it at our mailing address, subject to payment or other action taken by us before it was received.

Modifying Your Policy (Focus and Exec Policies)

Any modifications or waiver of any rights or requirements under your Policy must be in writing and signed by our president or secretary. No agent may bind us by making any promise not contained in your Policy.

Upon notice to you, we may amend your Policy:

•	To make the Policy or the separate account comply with any law or regulation issued by a governmental agency to which we are subject; or

•	to assure qualification of the Policy as a life insurance contract under the Internal Revenue Code or to meet applicable requirements of federal or state laws relating to variable life policies; or

•	to reflect a change in the operation of the separate account; or

•	to provide additional subaccounts and/or fixed account options.

We may also decide to purchase securities from other portfolios for the separate account. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

Purchasing a Policy (Focus and Exec Policies)

To purchase a Policy, you must submit a completed application (listing your choice of death benefit option and tax test, among others) and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with TCI, the principal underwriter for the Policy, and us.

There may be delays in our receipt and processing of applications and premium payments that are outside of our control – for example, because of the failure of a selling broker-dealer or registered representative to promptly forward the application to us at our mailing address, or because of delays in determining whether a Policy is suitable for you. Any such delays will affect when your Policy can be issued.

You select the specified amount of insurance coverage for your Policy within the limits of your Policy. Our current minimum specified amount for a Focus Policy is generally $500,000 and $100,000 for an Exec Policy. We currently charge lower cost of insurance rates for Focus Policies with specified amounts in higher bands of coverage.

We offer the following specified amount bands of coverage for the Focus Policy:

•	Band 2: $500,000 - $999,999

•	Band 3: $1,000,000 or more

We offer the following four specified bands of coverage under the Exec Policy:

•	Band 1: $100,000 - $249,999

•	Band 2: $250,000 - $499,999

•	Band 3: $500,000 - $999,999

•	Band 4: $1,000,000 or more

We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Focus Policy to you if the insured is over age 85 (age 80 for an Exec Policy). The insured must be insurable and acceptable to us under our underwriting rules on the later of:

•	the date of your application; or

•	the date the insured completes all of the medical tests and examinations that we require.

Tax-Free “Section 1035” Exchanges -(Focus and Exec Policies)

You can generally exchange one life insurance policy for another covering the same insured in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, or if your current policy is subject to a policy loan, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy the Policy through an exchange or otherwise).

When Insurance Coverage Takes Effect (Focus and Exec Policies)

Insurance coverage under your Policy will take effect only if all of the following conditions have been met: (1) the first full premium must be received by the Company at our mailing address; (2) during the lifetime of every proposed insured, the proposed owner must have personally received and accepted the Policy which was applied for and all answers on the application must be true and correct on the date such Policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in the application must be true and complete, and there must have been no change in the insurability of any proposed insured.

Conditional Insurance Coverage. If you pay the full initial premium and have met all of the requirements listed in the conditional receipt attached to the application, and we deliver the conditional receipt to you, the insured may have conditional insurance coverage under the terms of the conditional receipt. The conditional insurance coverage may vary by state and/or underwriting standards. Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for Policies issued with a specified amount in excess of $1,000,000. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.

The aggregate amount of conditional insurance coverage, if any, is the lesser of:	• the amounts applied for under all conditional receipts issued by us; or

• $500,000 of life insurance.

Subject to the conditions and limitations of the conditional receipt, conditional insurance under the terms of the Policy applied for may become effective as of the later of:

•         the date of application; or

•         the date of the last medical examination, test, and other screenings required by us, if any (the “Effective Date”). Such conditional insurance will take effect as of the Effective Date, as long as all of the following requirements are met:

1.       The person proposed to be insured is found to have been insurable as of the Effective Date, exactly as applied for in accordance with our underwriting rules and standards, without any modifications as to plan, amount, or premium rate;

2. As of the Effective Date, all statements and answers given in the application must be true;

3.       The payment made with the application must not be less than the full initial premium for the mode of payment chosen in the application and must be received at our mailing address within the lifetime of the proposed insured;

4.       All medical examinations, tests, and other screenings required of the proposed insured by us are completed and the results received at our mailing address within 60 days of the date the application was signed; and

5. All parts of the application, any supplemental application, questionnaires, addendum and/or amendment to the application are signed and received at our mailing address.

Any conditional life insurance coverage terminates on the earliest of:	a. 60 days from the date the application was signed;

b. the date we either mail notice to the applicant of the rejection of the application and/or mail a refund of any amounts paid with the application;

c. when the insurance applied for goes into effect under the terms of the Policy applied for; or

d. the date we offer to provide insurance on terms that differ from the insurance for which you have applied.

Special limitations of the conditional receipt:	• the conditional receipt is not valid unless:

• all blanks in the conditional receipt are completed; and

• the receipt is signed by a registered representative or authorized Company representative.

Other limitations:	• There is no conditional receipt coverage for riders or any additional benefits, if any, for which you may have applied.

• If one or more of the receipt’s conditions have not been met exactly, or if a proposed insured dies by suicide, we will not be liable except to return any payment made with the application.

•         If we do not approve and accept the application within 60 days of the date you signed the application, the application will be deemed to be rejected by us and there will be no conditional insurance coverage. In that case, Western Reserve’s liability will be limited to returning any payment(s) you have made upon return of this receipt to us.

Full Insurance Coverage and Allocation of Initial Premium. Once we determine that the insured meets our underwriting requirements and you have paid the initial premium, full insurance coverage will begin and we will begin to take the monthly deductions from your net premium. This date is the Policy date. Any premium payments we receive before the Policy date will be held in a non-interest bearing suspense account. On the Policy date (or the record date if your Policy is backdated), the entire amount in the non-interest bearing suspense account will be allocated as follows: (i) to the subaccounts and/or the fixed account as you specified in your application, if your state does not require a full refund of the initial premium; or (ii) to the reallocation account, if your state requires us to return your initial premium in the event you exercise your free-look right. While held in the reallocation account, premium(s) will be credited with interest at the current fixed account rate.

On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request as follows:

Transaction Type:	Priced when received at our:
payment by check	mailing address, unless another address appears on your billing coupon
transfer request	administrative office
payment by wire transfer	administrative office
electronic credit and debit transactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments)	administrative office

We will credit amounts to the subaccounts only on a valuation date, that is, on a date the New York Stock Exchange (“NYSE”) is open for trading.

Backdating a Policy (Focus and Exec Policies)

If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, will amend your application. Your premiums, however, will be credited on the date the Policy is issued, not the backdated Policy date.

Cost of insurance charges are based in part on the age of the insured on the Policy date or on the date of a requested increase in specified amount. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. This means that while the monthly deductions may be lower than what would have been charged had we not backdated the Policy, you will be paying for insurance during a period when the Policy was not in force.

Policy Changes After Age 100 (Focus and Exec Policies)

If your Policy is still in force on the Policy anniversary on or following the insured’s 100 th birthday, the Policy will continue, with the following changes, unless state law otherwise requires:

•	We will no longer accept any further premium payments;

•	We will no longer deduct the monthly deductions;

•	We will continue to deduct the mortality and expense risk charge, if any;

•	Interest will continue to accrue on any Policy loans, as before, and all loans, new and existing, are considered preferred loans;

•	We will continue to accept Policy loan repayments and loan interest payments; and

•	We will continue to permit Policy loans and withdrawals to be made.

WRL XCELERATOR FOCUS

The following features are applicable to the Xcelerator Focus Policy:

•	The Policy’s minimum specified amount must be at least $500,000 (Band 2);

•	Mandatory first year premium allocation to a limited number of designated subaccounts (see details below);

•	Current monthly per unit charges are lower for the entire duration of your Policy if the allocations to the designated subaccount remain unchanged by you during the first Policy year;

•

Any transfers or changes in premium allocation choices you make from the designated subaccount in the first Policy year may result in Western Reserve’s raising the current monthly per unit charges; and

•	We allow one cash withdrawal per Policy year, and a cash withdrawal charge applies.

The minimum specified amount for the Focus Policy is $500,000. During the first Policy year, we will designate the subaccounts to which you must allocate your premiums and the percentage allocations to each such designated subaccount. Your premium allocations will automatically be invested in the subaccounts we designate – currently WRL Transamerica JPMorgan Core Bond VP, WRL Transamerica Federated Market Opportunity VP, WRL Transamerica Money Market VP and the Fidelity VIP Index 500 Portfolio – according to the premium allocation percentages in effect at that time. We reserve the right to change the designated subaccounts and the percentage allocations to each designated subaccount for future Policies. Before purchasing a Focus Policy, you should consult your registered representative for information about the current subaccount and allocation percentages applicable to these Policies.

To receive the lower monthly per unit charge for the period during which this charge applies, you may not make transfers from the designated subaccounts to other subaccounts or the fixed account or modify the allocation percentages during the first Policy year. After the first Policy year, you may make transfers from the designated subaccounts to any of the other subaccounts, including the fixed account, available under the Policy and modify the allocation percentages. If you make a transfer out of any of the designated subaccounts or modify the allocation percentages during the first Policy year, we reserve the right to increase your monthly per unit charge and keep these higher charges in effect for the life of the Policy.

Please note:

•	We will not allow dollar cost averaging or Internet transfers during the first Policy year.

•

To receive a lower monthly per unit charge for the period during which that charge applies, an owner who elects to enter the asset rebalancing program must maintain the mandated percentage allocations in the designated investment subaccounts during the first Policy year. To change the investment subaccounts or to modify the percentage allocations in subsequent Policy years, an owner must re-enter the asset balancing program by completing and submitting a new asset rebalancing request form.

A Focus Policy will have a minimum no lapse period. For a Policy issued to an insured ages 0 – 56, the no lapse date is the same date as the Policy’s eighth anniversary. For a Policy issued to an insured ages 57 – 60, the no lapse date is the Policy anniversary at the insured’s attained age 64. For a Policy issued to an insured ages 61 – 85, the no lapse period is the fourth Policy anniversary. The no lapse date is specified in your Policy.

The Focus Policy may not be available in all states.

WRL XCELERATOR EXEC

We may issue an Exec Policy where a business entity or a trust is usually the owner of an individual Policy or a collection of individual Policies styled in the manner of a group-sponsored arrangement. Such Policies generally are purchased as a part of strategic structures used to implement a business or estate plan. Such strategic structures may be subject to special tax rules and consequences, specific accounting procedures and requirements, and/or certain legal restrictions.

An Exec Policy differs from a Focus Policy in the following ways:

•	Minimum specified amount, banding, rate classes, and issue ages are different;

•	There is no surrender charge;

•	Minimum no lapse period is not available;

•	There is no withdrawal charge and a maximum of 12 withdrawals per Policy year are allowed;

•	Only Death Benefit Options A and B are available under the Policy;

•	Decreases in specified amount after Policy year 7 will allow a one-time decrease of up to 50% (instead of the 20% allowed for the Focus Policies);

•	Cost of Insurance rates are different;

•	Monthly Per Unit Charges are different. The maximum period during which per unit charges are payable is to the anniversary when the insured attains age 100;

•

For non-substandard rate class, the guaranteed cost of insurance rates will never exceed the rates in the 2001 or 1980 Commissioners Standard Ordinary Mortality Tables with no Tobacco distinction that is applicable to your Policy; and

•

Only the Living Benefit Rider, the Disability Waiver of Monthly Deductions Rider, and the Disability Waiver of Premium Rider, are available on Exec Policies, and the disability riders are available only under fully underwritten Policies.

•	The Exec Policy does not have a surrender charge, decrease charge or a withdrawal charge.

The Exec Policy may not be available in all states.

Policy Features

Premiums

Allocating Premiums

You must instruct us on how to allocate your net premium among the subaccounts and the fixed account. Please note: The fixed account may not be available as an investment option in all states; and, under the Focus Policy, special allocation restrictions apply during the first Policy year. (See “Your Policy – WRL Focus” above.) The following guidelines apply under the Exec Policy (in all Policy years) and after the first Policy year under the Focus Policy:

•	allocation percentages must be in whole numbers;

•

if you select dollar cost averaging, we may require you to have a minimum of $5,000 in each subaccount from which we will make transfers and you may be required to transfer at least a total of $100 monthly;

•	if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $5,000; and

•

unless otherwise required by state law, we may restrict your allocations to the fixed account if the fixed account value, excluding amounts in the loan reserve, following the allocation would exceed $250,000.

Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our mailing address, or calling us at our administrative office at 1-800-851-9777, Monday - Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern time. Please Note: When providing your allocation instructions, please state or write the full name of the subaccount that you select for your allocation. Certain subaccounts have similar names; failure to provide the full name may result in a delay of your allocation being credited to the subaccount that you have selected. The change will be effective as of the valuation date on which we receive the change at our mailing address or our administrative office. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1.0% of a net premium payment.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. Premium payments received at our mailing address, or at the address on your billing coupon (for payments made by check) or at our administrative office (for payments made by wire transfer and through electronic credit and debit transactions), before the NYSE closes are priced using the unit value determined at the closing of the regular business session of the NYSE (usually at 4:00 p.m. Eastern time). If we receive a premium payment after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular session of the NYSE. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. You bear the investment risk for amounts you allocate to the subaccounts.

You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

Reallocation Account. The reallocation date is the date we reallocate all cash value held in the reallocation account to the fixed account and subaccounts you selected on your application. We place your net premium in the reallocation account (or as mandated by state law) only if your state requires us to return the full premium in the event you exercise your free-look right. In those states the reallocation date stated in your policy is as long as we estimate your free look period to last.

Under the Focus Policy, on the first valuation date on or after the reallocation date, we will reallocate all cash value to a limited number of subaccounts that we designate, in the percentages that we designate. (See “Your Policy – WRL Xcelerator Focus.”) Under the Exec Policy, if you do not request dollar cost averaging, then we will reallocate all cash value from the reallocation account to the fixed account and the subaccounts you selected on the application, on the first valuation date on or after the reallocation date. If, however, you do request dollar cost averaging, then on the reallocation date, we will reallocate the cash value either to the fixed account, the WRL Transamerica Money Market VP subaccount or the WRL Transamerica JPMorgan Core Bond VP subaccount (depending on which account or subaccount you selected on your application).

For states that do not require a full refund of the initial premium, the reallocation date is the same as the Policy date. On the Policy date, we will allocate your initial net premium, minus monthly deductions, to the fixed account and the subaccounts in accordance with the instructions you gave us on your application.

Premium Flexibility

You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay a premium at least equal to a minimum monthly guarantee premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount over $50. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum monthly guarantee premium. See “Minimum Monthly Guarantee Premium” below.

Planned Periodic Payments

You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

Even if you make your planned periodic payments on schedule, your Policy still may lapse. The duration of your Policy depends on the Policy’s net surrender value. If the net surrender value is not high enough to pay the monthly deductions when due (and your no lapse period has expired) then your Policy will lapse (unless you make the payment we specify during the 61-day grace period).

Minimum Monthly Guarantee Premium (only for Focus Policies)

The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you fail to regularly pay premiums at least as large as the current minimum monthly guarantee premium.

Until the no lapse date shown on your Policy schedule page, we guarantee that your Policy will not lapse, as long as on any Monthiversary you have paid total premiums (minus any cash withdrawals, minus any outstanding loan amount, minus any accrued loan interest, and minus any decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums for each month from the Policy date up to and including the current month. If you take a cash withdrawal, a loan, or if you increase or decrease your specified amount (including specified amount increases generated by the Inflation Fighter Rider) or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse period guarantee in effect.

The initial minimum monthly guarantee premium is shown on your Policy’s schedule page, and depends on a number of factors, including the age, gender, rate class of the insured, the specified amount requested, and your Policy’s applicable C.S.O. table. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount (including specified amount increases generated by the Inflation Fighter Rider), or if any of the riders are added, or if in force riders are increased or decreased. We will notify you of the new minimum monthly guarantee premium. We also reserve the right to require, before we issue a Policy, that the initial premium plus the planned premium payable during the no lapse period is at least equal to the cumulative minimum monthly guarantee premiums during the no lapse period.

Until the no lapse date shown on your Policy schedule page, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deductions, as long as the total amount of the premiums you have paid (minus any cash withdrawals, minus any outstanding loan amount, minus any accrued interest and minus any decrease charge) equals or exceeds the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.

After the no lapse guarantee period ends, paying the current minimum monthly guarantee premium each month will not necessarily keep your Policy in force. You may need to pay additional premiums to keep the Policy in force.

A Focus Policy will have a minimum no lapse period. For a Policy issued to an insured ages 0 – 56, the no lapse date is the same date as the Policy’s eighth anniversary. For a Policy issued to an insured ages 57 – 60, the no lapse date is the Policy anniversary at the insured’s attained age 64. For a Policy issued to an insured ages 61 – 85, the no lapse period is the fourth Policy anniversary. The no lapse date is specified in your Policy.

The minimum no lapse period is not available under the Exec Policy.

Premium Limitations

We may require premium payments to be at least $50 ($1,000 if by wire). We may return premiums less than $50. We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitation, if applicable, by which the Policy qualifies as life insurance under federal tax laws. (See “Death Benefit” for more information regarding the guideline premium test.) This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment, with interest, within 60 days after the end of that Policy year. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium or require evidence of insurability if the premium would increase the death benefit by more than the amount of the premium. If you choose the guideline premium test there are additional premium limitations. We will not accept a payment that will cause the Policy to become a modified endowment contract without your consent.

Making Premium Payments

We will consider any payments you make to be premium payments, unless you clearly identify them as loan repayments. We will deduct certain charges from your premium payments. We will accept premium payments by wire transfer.

If you wish to make payments by wire transfer, you should contact our administrative office at 1-800-851-9777 for instructions on wiring federal funds to us.

Tax-Free Exchanges (“1035 Exchanges”). We will accept part or all of your initial premium from one or more contracts insuring the same insured that qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

Subject to our underwriting requirements, we will permit you to make one additional cash payment within three business days of receipt at our administrative office of the proceeds from the 1035 Exchange before we finalize your Policy’s specified amount.

Transfers

General

You or your registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. You will be bound by any transfers made by your registered representative. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request. We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under your Policy:

•

Each Policy year, your Policy allows a cumulative transfer out of the fixed account of the greater of up to 25% of the amount in the fixed account, or the amount transferred out in the previous Policy year. Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year. If we modify or stop this current practice, we will notify you at the time of your transfer.

•

Unless otherwise required by state law, we may restrict transfers to the fixed account, if the fixed account value, excluding amounts in the loan reserve account, following the transfer would exceed $250,000. This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.

•

You currently may request transfers in writing to our mailing address (in a form we accept), or by fax or by telephone to our administrative office, or electronically through our website (www.westernreserve.com). Please Note: Certain subaccounts have similar names; it is important that you state or write the full name of the subaccount when making a transfer request. Failure to do so may result in a delay of your transfer.

•	There is no minimum amount that must be transferred.

•	There is no minimum amount that must remain in a subaccount after a transfer.

•	Except as listed below, we deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.

•	We consider all transfers made in any one day to be a single transfer.

•

Transfers resulting from loans or the exercise of conversion rights, or due to reallocation of cash value immediately after the reallocation date, are currently not treated as transfers for the purpose of assessing the transfer charge.

•	Transfers via the Internet are not treated as transfers for the purpose of assessing the transfer charge.

•	Transfers among the ProFunds and/or Access Trust subaccounts are not treated as transfers for the purpose of assessing the transfer charge.

•	Transfers under dollar cost averaging and asset rebalancing do count as transfers for the purpose of assessing the transfer charge.

We will process any transfer order that is received in writing at our mailing address, or by fax or telephone at our administrative office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

Disruptive Trading and Market Timing

The market timing policy and the related procedures (discussed below) do not apply to the ProFunds or Access Trust subaccounts because the corresponding portfolios are specifically designed to accommodate frequent transfer activity. If you invest in the ProFunds or Access Trust subaccounts, you should be aware that you may bear the costs and increased risks of frequent transfers discussed below.

Statement of Policy. This variable insurance Policy was not designed for the use of market timers or frequent or disruptive traders. Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.

Market timing and disruptive trading among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policyowners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1)	dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2)	an adverse effect on portfolio management, such as:

(a)	impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

(3)	increased brokerage and administrative expenses.

These costs are borne by all policyowners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected, or that an underlying fund portfolio will not suffer from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policyowners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by standard United States Postal Service First Class mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service. Please note: If you engage a third party investment adviser for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment adviser in providing those services.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio’s operations; or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer; or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policyowners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;

•

expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

•	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a defensive transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a defensive transfer restriction). As noted above, we do not impose a defensive transfer restriction and, therefore, it is likely that, some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to deter or detect market timing or disruptive trading by such policyowners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders which we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate: (1) to better detect and deter market timing or other harmful trading that may adversely affect other policyowners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally; (2) to comply with state or federal regulatory requirements; or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Policyowners should be aware that we may not have the contractual ability or the operational capacity to monitor policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policyowners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.

You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying fund or principal underwriter that obligates us to provide the fund, upon written request, with information about you and your trading activities in the fund’s portfolios. In addition, we are obligated to execute instructions from the funds that may require us to restrict or prohibit your investment in a specific portfolio if the fund identifies you as violating the frequent trading policies that the fund has established for that portfolio.

If we receive a premium payment from you that you allocate into a fund that has directed us to restrict or prohibit your trades into the fund, then we will request new allocation instructions from you. If we receive from you a transfer request into a fund that has directed us to restrict or prohibit your trades, then we will not effect the transfer.

Omnibus Order. Policyowners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

ProFunds and Access Trust Subaccounts. Because the above restrictions do not apply to the ProFunds or Access Trust subaccounts, they may have a greater risk than others of suffering from the harmful effects of market timing and disruptive trading, as discussed above (i.e., dilution, an adverse effect on portfolio management and increased expenses).

Telephone Privileges. Telephone transfer privileges will automatically apply to your Policy unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at our administrative office at 1-800-851-9777, Monday - Friday, between the hours of 8:30 a.m.—7:00 p.m. Eastern time, or fax your instructions to our interfund fax number 1-727-299-1648 (for all other fax requests, please use 1-727-299-1620). Please Note: When providing your allocation instructions, please state or write the full name of the subaccount that you select for your allocation. Certain subaccounts have similar names; failure to provide the full name may result in a delay of your allocation being credited to the subaccount that you have selected.

Please note the following regarding telephone, Internet or fax transfers:

•	We will employ reasonable procedures to confirm that instructions are genuine.

•	If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.

•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

•

Such procedures may include requiring forms of personal identification before acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

•	We may also require that you send us the telephone, Internet or fax transfer order in writing.

•	If you do not want the ability to make telephone or Internet transfers, you should notify us in writing at our mailing address.

•	We will not be responsible for same-day processing of transfers if faxed to a number other than 1-727-299-1648 or 1-727-299-1620.

•

We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

We cannot guarantee that telephone and faxed transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order at our administrative office. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

Similarly, online transactions processed via the Internet may not always be possible. Telephone and computer systems, whether yours, your Internet service provider’s, your registered representative’s or Western Reserve’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request or inquiry in writing. You should protect your personal identification number (PIN) because self-service options will be available to your agent of record and to anyone who provides your PIN. We will not be able to verify that the person using your PIN and providing instructions online is you or one authorized by you.

Fixed Account Transfers

Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year. If we change this, we will notify you. This current restriction does not apply if you have selected dollar cost averaging.

We reserve the right to limit the maximum amount you may transfer from the fixed account to the greater of:

•	25% of the amount in the fixed account; or

•	the amount you transferred from the fixed account in the immediately preceding Policy year.

We will make the transfer at the end of the valuation date on which we receive the request. We reserve the right to require that you make the transfer request in writing and that we receive the written transfer request no later than 30 days after a Policy anniversary. Transfers from the fixed account are not available through the Internet. Unless otherwise required by state law, we may restrict transfers to the fixed account, if the fixed account value, excluding amounts in the loan reserve, following the transfer would exceed $250,000. (This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.)

Except when used to pay premiums, we may also defer payment of any amounts from the fixed account for no longer than six months after we receive such written notice.

New Jersey: If your Policy was issued in the State of New Jersey, then you may not direct or transfer any money to the fixed account. The fixed account is available only in connection with Policy loans.

Conversion Rights

If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing to our mailing address.

Dollar Cost Averaging

Dollar cost averaging is an investment strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.

Under dollar cost averaging, we automatically transfer a set dollar amount from the WRL Transamerica Money Market VP subaccount, the WRL Transamerica JPMorgan Core Bond VP subaccount or the fixed account to a subaccount that you choose. We will make the transfers monthly as of the end of the valuation date after the first Monthiversary after the reallocation date. We will make the first transfer in the month after we receive your request at our mailing address, provided that we receive the form by the 25th day of the month. Please note: Because of allocation restrictions that apply during the first Policy year under the Focus Policy, owners of Focus Policies cannot elect to participate in the dollar cost averaging program until after the first Policy year if they wish to receive a lower monthly per unit charge for the period during which that charge applies.

To start dollar cost averaging:	• You must submit to us at our mailing address a completed form signed by the owner requesting dollar cost averaging;

• You may be required to have at least $5,000 in each account from which we will make transfers;

• Your total transfers each month under dollar cost averaging may be limited to a minimum of $100; and

• Each month, you may not transfer more than one-tenth of the amount that was in your fixed account at the beginning of dollar cost averaging.

You may request dollar cost averaging at any time. There is no charge for dollar cost averaging. However, each transfer under dollar cost averaging counts towards your 12 free transfers each year.

Dollar cost averaging will terminate if:	• We receive at our mailing address a request to discontinue participation from you, your registered representative or your agent of record;

• The value in the accounts from which we make the transfers is depleted;

• You elect to participate in the asset rebalancing program; or

• You elect to participate in any asset allocation services provided by a third party.

If you terminate your participation in the dollar cost averaging program, we will stop making dollar cost averaging transfers without a new completed dollar cost averaging request form, signed by the owner. We may modify, suspend, or discontinue dollar cost averaging at any time.

Asset Rebalancing Program

We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Asset rebalancing is not available with the fixed account. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy’s currently effective premium allocation schedule. Cash value in the fixed account and the dollar cost averaging program is not available for this program. This program does not guarantee gains. A subaccount may still have losses.

You may elect asset rebalancing to occur on a monthly, quarterly, semi-annual or annual basis. Once we receive the asset rebalancing request form at our mailing address, we will change your premium allocation instructions to match your asset rebalancing instructions, and we will implement the asset rebalancing program on the date you indicated. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:	• You must submit to us at our mailing address, a completed asset rebalancing request form signed by the owner; and

• You may be required to have a minimum cash value of $5,000 or make a $5,000 initial premium payment.

There is no charge for the asset rebalancing program. However, each reallocation we make under the program counts towards your 12 free transfers each year.

Asset rebalancing will cease if:	• You elect to participate in the dollar cost averaging program;

• We receive at our mailing address a request to discontinue participation from you, your registered representative or your agent of record;

• You make any transfer to or from any subaccount other than under a scheduled rebalancing; or

• You elect to participate in any asset allocation services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time, but we restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

Please note: The asset rebalancing program operates the same way for Focus and Exec Policies. To receive a lower monthly per unit charge for the period during which that charge applies, a Focus Policy owner must submit an asset rebalancing request that follows the specific allocation restrictions applicable under the Focus Policy—i.e., a Focus Policy owner must request that the mandated percentage allocations in the designated investment subaccounts be maintained during the first Policy year. To change the investment subaccounts or to modify the percentage allocations in subsequent Policy years, a Focus Policy owner must re-enter the asset balancing program by completing and submitting a new asset rebalancing request form.

Third Party Asset Allocation Services

We do not offer any asset allocation programs or any investment models for use with your life insurance policy. You may authorize and engage your own investment advisor to manage your account. These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Policies. Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you is not acting on our behalf, but rather is acting on your behalf. We do not offer advice about how to allocate your cash value under any circumstance. We are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow, or any specific transfers they make on your behalf.

Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Policy. We are not a party to the agreement you have with your investment advisor. You will, however, receive confirmations of transactions that affect your Policy. Note: If you make withdrawals of cash value to pay advisory fees, then taxes may apply to any such withdrawals and tax penalties may be assessed on withdrawals made before you attain age 59-1/2.

If your investment advisor has also acted as your insurance agent with respect to the sale of your Policy, he or she may be receiving compensation for services provided both as an insurance agent and investment advisor. Alternatively, the investment advisor may compensate the insurance agent from whom you purchased your Policy for the referral that led you to enter into your investment advisory relationship with the investment advisor. If you are interested in the details about the compensation that your investment advisor and/or your insurance agent receive in connection with your Policy, you should ask them for more details.

We, or an affiliate of ours, will process the financial transactions placed by your registered insurance agent or investment advisor. We reserve the right to discontinue doing so at any time and for any reason. We may require insurance agents or investment advisors, who are authorized by multiple policyowners to make financial transactions, to enter into an administrative agreement with Western Reserve as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the insurance agent’s or investment advisor’s ability to request financial transactions on your behalf. These limitations, which are discussed in the section above entitled “Disruptive Trading and Market Timing” are intended (i) to minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients in a particular portfolio or type of portfolio, or (ii) to comply with specific restrictions or limitations imposed by a portfolio(s) of Western Reserve.

Please note: Limitations that we may impose on your insurance agent or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an owner on the owner’s own behalf, except as otherwise described in this prospectus.

Policy Values

Cash Value

•

Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

•	serves as the starting point for calculating values under a Policy.

•	equals the sum of all values in each subaccount and the fixed account, including any amounts held in the loan reserve account (part of the fixed account) to secure any outstanding Policy loan.

•	is determined on the Policy date and on each valuation date.

•	has no guaranteed minimum amount and may be more or less than premiums paid.

Net Surrender Value

The net surrender value is the amount we pay when you surrender your Policy while it is in force. We determine the net surrender value at the end of the valuation period when we receive your written surrender request at our mailing address.

Net surrender value on any valuation date equals:	• the cash value as of such date; minus

• any surrender charge as of such date; minus

• any outstanding Policy loan amount; minus

• any accrued Policy loan interest.

Subaccount Value

The cash value in a subaccount is referred to as “subaccount value.” At the end of any valuation period, the subaccount’s value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

The number of units in any subaccount on any valuation date equals:	• the initial units purchased at unit value on the Policy date, or reallocation date, if different; plus

• units purchased with additional net premium(s); plus

• units purchased through transfers from another subaccount or the fixed account; minus

• units redeemed to pay for monthly deductions; minus

• units redeemed to pay for cash withdrawals; minus

• units redeemed as part of a transfer to another subaccount, the loan reserve account or the fixed account; minus

• units redeemed to pay for a decrease charge because of any specified amount decreases; minus

• units redeemed to pay cash withdrawal charges and transfer charges.

Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium allocation, transfer request or cash withdrawal request is received; (i) at our mailing address (for written requests and payments by check); (ii)at our administrative office (for requests by fax or telephone or for payments made trough electronic credit and debit transactions); or (iii) electronically through our website.

Subaccount Unit Value

The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value at the inception of each class of units of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

The unit value of any subaccount at the end of a valuation period is calculated as:

•         the total value of the portfolio shares held in the subaccount, including the value of any dividends or capital gains distribution declared and reinvested by the portfolio during the valuation period. This value is determined by multiplying the number of portfolio shares owned by the subaccount by the portfolio’s net asset value per share determined at the end of the valuation period; minus

• a charge equal to the daily net assets of the subaccount multiplied by the daily equivalent of the mortality and expense risk charge; minus

• the accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the subaccount; and the result divided by

• the number of outstanding units in the subaccount before the purchase or redemption of any units on that date.

The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.

Fixed Account Value

On the Policy date, or the reallocation date, if different, the fixed account value is equal to the cash value allocated to the fixed account.

The fixed account value at the end of any valuation period is equal to:	• the sum of net premium(s) allocated to the fixed account; plus

• any amounts transferred from a subaccount to the fixed account (including amounts transferred to the loan reserve account); plus

• total interest credited to the fixed account; minus

• amounts charged to pay for monthly deductions; minus

• amounts withdrawn or surrendered from the fixed account to pay for cash withdrawals or transfer or decrease charges; minus

• amounts transferred from the fixed account (including amounts transferred from the loan reserve account) to a subaccount.

Death Benefit

Death Benefit Proceeds

Provided your Policy is in force, we will determine the amount of and pay the death benefit proceeds on an individual Policy upon receipt at our mailing address of satisfactory proof of the insured’s death, plus written direction (from each eligible recipient of death benefit proceeds) regarding distribution of the death benefit payment, and any other documents, forms and information we need. We may require that the Policy be returned. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner’s estate. We will pay the death benefit proceeds in a lump sum or under a payment option.

Death benefit proceeds equal:	• the death benefit (described below); minus

• any monthly deductions due during the grace period (if applicable); minus

• any outstanding loan amount and accrued loan interest; plus

• any additional insurance in force provided by rider.

We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate the insured’s age or gender.

Death Benefit

Your Policy provides a death benefit. The death benefit is determined at the end of the valuation period in which the insured dies. You must select one of the three death benefit options we offer in your application. If you do not choose a death benefit option in your application, the Option A death benefit option will automatically be in effect. No matter which death benefit option you choose, we guarantee that, as long as your Policy does not lapse, the death benefit will never be less than the specified amount on the date of the insured’s death. The Exec Policy offers only death benefit Option A or Option B.

Your Policy is intended to qualify under Internal Revenue Code Section 7702 as a life insurance policy for federal tax purposes. The death benefit is intended to qualify for the federal income tax exclusion. The provisions of your Policy and any attached endorsement or rider will be interpreted to ensure such qualification, regardless of any language to the contrary.

To the extent the death benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments to any monthly deductions or supplemental benefits that are consistent with such an increase. Adjustments will be reflected in the monthly deductions.

Under Section 7702 of the Internal Revenue Code, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a “guideline premium test (GLPT)” or a “cash value accumulation test (CVAT). You must choose either the GLPT or the CVAT before the Policy is issued. Once the Policy is issued, you may not change to a different test. The death benefit will vary depending on which test is used.

The GLPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the Policy. The corridor requires that the death benefit be at least a certain percentage (varying each year by age of the insured) of the cash value. The CVAT does not have a premium limit, but does have a corridor that requires that the death benefit be at least a certain percentage (varying based on the age, gender and risk class of the insured) of the cash value, adjusted for certain riders.

The corridor under the CVAT is different than the corridor under the GLPT. Specifically, the CVAT corridor requires more death benefit in relation to cash value than is required by the GLPT corridor. Therefore, for a Policy in the corridor with no riders, as your cash value increases your death benefit will increase more rapidly under CVAT than it would under GLPT.

Your Policy will be issued using the GLPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a Policy, but may require the Policy to have a higher death benefit, which may increase certain charges.

Under the Guideline Premium Test:

Death Benefit Option A equals the greatest of:	1. the current specified amount; or

2. a specified percentage called the “limitation percentage,” as shown on your Policy’s schedule page, multiplied by the cash value on the primary insured’s date of death; or

3. the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the insured at the beginning of each Policy year. The following table indicates the limitation percentages for the guideline premium test for different ages:

Attained Age	Limitation Percentage
40 and under	250%
41 to 45	250% minus 7% for each age over age 40
46 to 50	215% minus 6% for each age over age 45
51 to 55	185% minus 7% for each age over age 50
56 to 60	150% minus 4% for each age over age 55
61 to 65	130% minus 2% for each age over age 60
66 to 70	120% minus 1% for each age over age 65
71 to 75	115% minus 2% for each age over age 70
76 to 90	105%
91 to 95	105% minus 1% for each age over age 90
96 to 99	100%
100 and older	101%

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as “in the corridor.” An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Option A Guideline Premium Test Illustration. Assume that the insured’s attained age is under 40, there have been no withdrawals or decreases in specified amount, and that there are no outstanding loans. Under Option A, a Policy with a $100,000 specified amount will generally pay $100,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of cash value, any time the cash value of your Policy exceeds $40,000, the death benefit will exceed the $100,000 specified amount. Each additional dollar added to the cash value above $40,000 will increase the death benefit by $2.50.

Similarly, as long as the cash value exceeds $40,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, the death benefit will equal the specified amount of your Policy.

Under the Cash Value Accumulation Test:

Death Benefit Option A equals the greater of:	1. the current specified amount; or

2.      a specified percentage called the “limitation percentage,” as shown on your Policy’s schedule page, multiplied by the difference of the cash value on the date of the primary insured’s death and any applicable net single premium for riders that are qualified additional benefits as shown on your Policy’s schedule page; or

3. the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option A, your death benefit remains level unless the limitation percentage calculation above is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage and the net single premium for riders under the cash value accumulation test are calculated as specified under Section 7702. They are based on the insured’s gender, underwriting class, rate band, and attained age at the beginning of each Policy year.

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages and net single premiums, the Policy is described as “in the corridor.” An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Option A Cash Value Accumulation Test Illustration. Assume that a Policy has had no withdrawals or decreases in specified amount, and that there are no outstanding loans. Also assume that the Policy has a specified amount of $100,000, an Other Insured Rider with a face amount of $50,000 has been added to the Policy, the limitation percentage is 297%, and the net single premium for the rider is $14,850. Under Option A, a Policy with a $100,000 specified amount will generally pay $100,000 in death benefits. However, because the death benefit for the Policy, not including the rider, must be equal to or be greater than 297% of the difference of the cash value and the net single premium for riders, any time the cash value of the Policy exceeds $48,520, the death benefit of the Policy, not including the rider, will exceed the $100,000 specified amount. The figure of $48,520 is derived because 297% of ($48,520 – $14,850) equals $100,000. Each additional dollar added to the cash value above $48,520 will increase the death benefit of the Policy, not including the rider, by $2.97.

Similarly, as long as the cash value exceeds $48,520, each dollar taken out of the cash value will reduce the death benefit of the Policy, not including the rider, by $2.97. If at any time the difference of the cash value and the net single premium for riders multiplied by the limitation percentage is less than the specified amount, the death benefit of the Policy, not including the rider, will equal the specified amount of the Policy.

Under the Guideline Premium Test:

Death Benefit Option B equals the greater of:	1. the current specified amount; plus the cash value on the insured’s date of death; or

2. the limitation percentage, as shown on your Policy’s schedule page, multiplied by the cash value on the primary insured’s date of death; or

3. the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option B, the death benefit always varies as the cash value varies.

Option B Guideline Premium Test Illustration. Assume that the insured’s attained age is under 40 and that there are no outstanding loans. Under Option B, a Policy with a specified amount of $100,000 will generally pay a death benefit of $100,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 + $10,000). The death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the Policy exceeds $66,667, the death benefit will be greater than the specified amount plus cash value. The figure of $66,667 is derived because 250% of $66,667 equals $100,000 + $66,667. Each additional dollar of cash value above $66,667 will increase the death benefit by $2.50.

Similarly, any time cash value exceeds $66,667, each dollar taken out of cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.

Under the Cash Value Accumulation Test:

Death Benefit Option B equals the greater of:	1. the current specified amount; plus the cash value on the primary insured’s date of death; or

2.      a specified percentage called the “limitation percentage,” as shown on your Policy’s schedule page, multiplied by the difference between the cash value on the date of the primary insured’s death and any applicable net single premium for riders that are qualified additional benefits as shown on your Policy’s schedule page; or

3. the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option B, the death benefit always varies as the cash value varies.

Option B Cash Value Accumulation Test Illustration. Assume that the insured’s attained age is 40 and that there are no outstanding loans. Also assume that the Policy has a specified amount of $100,000, an Other Insured Rider with a face amount of $50,000 has been added to the Policy, the limitation percentage is 297%, and the net single premium for the rider is $14,850. Under Option B, a Policy with a specified amount of $100,000 will generally pay a death benefit of $100,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 + $10,000). The death benefit for the Policy, not including the rider, however, must be at least 297% of the difference of the cash value and the net single premium for riders. As a result, if the cash value of the Policy exceeds $73,149, the death benefit for the Policy, not including the rider, will be greater than the specified amount plus cash value. The figure of $73,149 is derived because 297% of ($73,149 – $14,850) equals $100,000 + $73,149. Each additional dollar of cash value above $73,149 will increase the death benefit of the Policy, not including the rider, by $2.97.

Similarly, any time cash value exceeds $73,149, each dollar taken out of cash value will reduce the death benefit of the Policy, not including the rider, by $2.97. If at any time, the difference of the cash value and the net single premium for riders multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit for the Policy, not including the rider, will be the specified amount plus the cash value of the Policy.

Death Benefit Option C equals the greater of:	1. death benefit Option A; or

(Not available for Xcelerator Exec Policies)	2. the current specified amount, multiplied by an age-based “factor” equal to the lesser of

1.0; or

0.04 times (95 minus insured’s attained age at death) (the “factor” will never be less than zero); plus the cash value on the insured’s date of death; or

3. the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option C, the death benefit varies with the cash value and the insured’s attained age. Because the death benefit under Option C is at least as large as that under Option A, the Code Section 7702 life insurance qualification compliance test used in calculating the Option A death benefit will be taken into account in the Option C death benefit.

Option C—Three Illustrations.

1. Assume that the insured is under age 40 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 x the minimum of (1.0 and (0.04 x (95-40))) + $10,000). Until the insured attains age 71, this benefit is the same as the Option B benefit.

2. Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $22,000 will have a death benefit of $102,000 ($100,000 x the minimum of (1.0 and (0.04 x (95-75))) + $22,000).

3. Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $9,000 will have a death benefit equal to the specified amount of $100,000, since the calculation of $100,000 times the minimum of (1.0 and (0.04 x (95-75))) plus $9,000 is less than the specified amount.

Death Benefit After Age 100

If the Policy is still in force on the Policy anniversary on or following the insured’s 100th birthday, the Policy will continue and the death benefit payable will continue to be calculated in accordance with the death benefit option and the life insurance compliance test then in effect.

Effect of Cash Withdrawals on the Death Benefit

If you choose Option A, or if you choose Option C (for Focus Policies only) and the insured’s attained age is 71 or greater, then a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal. Regardless of the death benefit option you choose, a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.

Effect of Inflation Fighter Rider on the Death Benefit

Under Focus Policies, if you choose Option A then you may add the Inflation Fighter Rider. Your Policy’s specified amount will automatically increase each year on the Policy anniversary until the 20th Policy anniversary. If you change from Option A to either Option B or Option C , the Inflation Fighter Rider will terminate and future scheduled increases in specified amount will automatically cease. Please note: Past increases to the specified amount under the Inflation Fighter Rider are retained. The Inflation Fighter Rider is not available under the Exec Policy.

Choosing Death Benefit Options

You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value, and on the amount of cost of insurance charges you pay. If you do not select a death benefit option on your application, Option A will become the death benefit option for your Policy, by default.

You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit. If you own a Focus Policy, you may find Option C more suitable if your goal is to increase your total death benefit before you reach attained age 70, and to increase your cash value through positive investment experience thereafter.

Changing the Death Benefit Option

After the third Policy year, you may change your death benefit option once each Policy year. We will notify you of the new specified amount.

•	You must send your written request to our mailing address.

•	The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change.

•	You may not make a change that would decrease the specified amount below the minimum specified amount shown on your Policy schedule page.

•	You may not change the death benefit option after the insured attains age 95.

•	There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy’s death benefit option.

Increasing/Decreasing the Specified Amount

You may increase the specified amount once each Policy year if you have not already decreased the specified amount in that year. After the Policy has been in force for three years, you may decrease the specified amount once each Policy year if you have not already increased the specified amount in that year. An increase or decrease in the specified amount will affect your cost of insurance charge, monthly per unit charge, your guideline premium or cash value accumulation life insurance compliance test, your minimum monthly guarantee premium, and your ability to maintain the no lapse period guarantee, and may have adverse federal tax consequences. (Please note: The rates of the cost of insurance charge and the monthly per unit charge will depend on the application and/or issue date of your Policy.)

In addition, an increase or decrease in specified amount may move the Policy into a different specified amount band, so that your overall cost of insurance rate and monthly per unit charge will change. An increase in specified amount will be treated as an additional layer of coverage with its own monthly per unit charge, surrender charges and surrender charge period. If you increase your specified amount, you will receive notification of your new minimum monthly guarantee premium and surrender charge schedule. This also applies to increases generated by the Inflation Fighter Rider.

You should consult a tax advisor before increasing or decreasing your Policy’s specified amount.

Conditions for and impact of decreasing the specified amount:	• You must send your written request to our mailing address;

• Decreases are only allowed after the third Policy year;

• You may not increase and decrease your specified amount in the same Policy year;

• You may not decrease your specified amount lower than the minimum specified amount - under band 1 for Exec Policies and band 2 for Focus Policies only - shown on your Policy schedule page;

• You may not decrease your specified amount if it would disqualify your Policy as life insurance under the Internal Revenue Code;

•        Until the later of the end of the surrender charge period or the Policy anniversary on or following the insured’s 65th birthday, we may limit the amount of decrease to no more than 20% of the then current specified amount (for Xcelerator Exec Policy owners, we will also allow a one time decrease of 50% at any point after the seventh Policy year);

• A decrease in specified amount will take effect on the Monthiversary on or after we receive your written request;

•        We will assess a decrease charge against the cash value if you request a decrease in your specified amount within the first 8 Policy years (or during the 8-year period subsequent to an increase in specified amount);

•        If a decrease to your Policy’s specified amount causes your specified amount band to change, then we will apply the cost of insurance rates and monthly per unit charge to the amounts in the new band as of the effective date of the decrease in specified amount; and

• A decrease in specified amount will cause a new minimum monthly guarantee premium to be calculated. The new minimum monthly guarantee premium is effective on the date of decrease.

Conditions for and impact of increasing the specified amount:	• We will accept requests for increases in specified amount on any Monthiversary before the insured’s 86th birthday;

• Your request must be applied for on a supplemental application and must include evidence of insurability satisfactory to us;

• A requested increase in specified amount requires our approval and will take effect on the Monthiversary on or after the day we approve your request;

• We may require your requested increase in specified amount to be at least $10,000;

• You may not decrease and increase your specified amount in the same Policy year;

•        If an increase (including specified amount increases generated by the Inflation Fighter Rider) to your Policy’s specified amount causes your specified amount band to change, then we will apply the cost of insurance rates and monthly per unit charge to the amounts in the new band as of the effective date of the increase in specified amount;

•        An increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider) will cause a new minimum monthly guarantee premium to be calculated for the Focus Policy. The new minimum monthly guarantee premium is effective on the date of increase;

•        Each increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider) for the Focus Policy will have its own surrender charge that applies for 8 years after the date of each increase. This charge may significantly reduce your net surrender value; and

•        Requested increases in specified amount will not be subject to future automatic increases under the Inflation Fighter Rider. Past increases to the specified amount under the Inflation Fighter Rider are retained.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. These are described under “Settlement Options” in your Policy and in this prospectus.

Surrenders and Cash Withdrawals

Surrenders

You must make a written request containing an original signature to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request at our mailing address. Written requests to surrender a Policy that are received at our mailing address before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern time). If we receive the written request after the NYSE closes, we will process the surrender request using the subaccount unit value determined at the close of the next regular business session of the NYSE. The insured must be alive, and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your written request at our mailing address. You will incur a surrender charge if you surrender the Policy during the first 8 Policy years (or during the 8-year period subsequent to an increase in specified amount, including specified amount increases generated by the Inflation Fighter Rider). Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum within seven days or under a settlement option. A surrender may have tax consequences. See “Federal Income Tax Considerations.”

Cash Withdrawals

After the first Policy year, you may request a cash withdrawal of a portion of your cash value subject to certain conditions.

Cash withdrawal conditions:	• You must send your written cash withdrawal request with an original signature to our mailing address. If your withdrawal request is less than $500,000, then you may fax it to us at 1-727-299-1620.

• We allow one cash withdrawal per Policy year under Focus Policies, and a maximum of twelve (12) withdrawals per Policy year under the Exec Policy.

•        We may limit the amount you can withdraw to at least $500 and the remaining net surrender value following a withdrawal may not be less than $500. During the first 5 Policy years, the amount of the withdrawal may be limited to no less than $500 and to no more than 10% of the net surrender value. After the 5th Policy year, the amount of a withdrawal may be limited to no less than $500 and to no more than the net surrender value, less $500.

• You may not take a cash withdrawal if it will reduce the specified amount below the minimum specified amount set forth in the Policy.

•        You may specify the subaccount(s) and the fixed account from which to make the withdrawal. If you do not specify an account, we will take the withdrawal from each account in accordance with your current premium allocation instructions.

• We generally will pay a cash withdrawal request within seven days following the valuation date we receive the request at our mailing address.

• For Focus Policies, we will deduct a processing fee equal to $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance.

• You may not take a cash withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.

• You will forfeit any future increases in specified amount generated by the Inflation Fighter Rider if you make a cash withdrawal.

• A cash withdrawal may have tax consequences.

A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and will reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect or when death benefit Option C (for Focus Policies only) is in effect and the insured’s attained age is 71 or greater, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. This decrease in specified amount may cause your Policy to be in a lower specified amount band, so that your cost of insurance rates and monthly per unit charges would be higher. You also may have to pay higher minimum monthly guarantee premiums. We will not impose a decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.

When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your partial withdrawal or complete surrender payment, we will deduct that charge from the payment. We currently charge $20 for an overnight delivery ($30 for Saturday delivery) and $25 for wire service. You can obtain further information about these charges by contacting us at our administrative office or our mailing address.

Canceling a Policy

You may cancel your Policy for a refund during the “free-look period” by returning it, with a written request to cancel the Policy, to our mailing address or our administrative office, to one of our branch offices, or to the registered representative who sold you the Policy. The “free-look period” expires 10 days after you receive the Policy. In some states you may have more than 10 days. If you decide to cancel the Policy during the “free-look period,” we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive the written request and the returned Policy at our mailing address. The amount of the refund will be:

•	your cash value in the subaccounts and the fixed account on the date the written request and Policy are received at our mailing address; plus

•	any charges and taxes we deduct from your premiums; plus

•	any monthly deductions or other charges we deducted from amounts you allocated to the subaccounts and the fixed account.

Some states may require us to refund all of the premiums you paid for the Policy. (See “Policy Features – Premiums – Allocation Premiums – Reallocation Account.”) In addition, some states may require us to allocate premium according to a policyowner’s instructions during the “free-look period.”

Loans

General

After the first Policy year (as long as your Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan before the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. See Federal Income Tax Considerations.

Policy loans are subject to certain conditions:	• we may require you to borrow at least $500; and

• the maximum amount you may borrow is 90% of the net surrender value.

When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). We will transfer that amount to the loan reserve account. The loan reserve account is the portion of the fixed account to which amounts are transferred as collateral for a Policy loan.

We normally pay the amount of the loan within seven days after we receive a proper loan request at our mailing address (or, in the limited circumstances described below, by fax at our administrative office). We may postpone payment of loans under certain conditions.

You may request a loan by telephone by calling us at our administrative office at 1-800-851-9777, Monday - Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern time. If the loan amount you request exceeds $ 499,999 or if the address of record has been changed within the past 10 days, we may reject your request or require a signature guarantee. If you do not want the ability to request a loan by telephone, you should notify us in writing at our mailing address. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine.

You may also fax your loan request to us at our administrative office at 1-727-299-1620 (subject to a $499,999 limit by fax). We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

You can repay a loan at any time while the Policy is in force. Loan repayments must be sent to our mailing address and will be credited as of the date received. We will consider any payments you make on the Policy to be premium payments unless the payments are clearly identified as loan repayments. Because we do not apply the premium expense charge to loan repayments, it is very important that you indicate clearly if your payment is intended to repay all or part of a loan.

At each Policy anniversary, we will compare the outstanding loan amount, including accrued loan interest, to the amount in the loan reserve account. We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At each such time, if the outstanding loan amount, including accrued loan interest, exceeds the amount in the loan reserve account, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve account, in the same manner as when a loan is made. If the amount in the loan reserve account exceeds the amount of the outstanding loan, including accrued loan interest, we will withdraw the difference from the loan reserve account and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. We reserve the right to require a transfer to the fixed account if the loans were originally transferred from the fixed account.

Interest Rate Charged

We currently charge you an effective annual interest rate on a Policy loan of 2.75% (3.0% maximum guaranteed) on each Policy anniversary. We will also credit the amount in the loan reserve account with an effective annual interest rate of 2.0%. After offsetting the 2.0% interest we credit, the net cost of loans currently is 0.75% annually (1.0% maximum guaranteed). After the 10th Policy year, we will apply preferred loan charged rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest. The current preferred loan effective annual interest rate charged is 2.00% and is guaranteed not to exceed 2.25%. On and after the insured’s attained age 100, all loans, new and existing, are considered preferred loans.

Loan Reserve Account Interest Rate Credited

We will credit the amount in the loan reserve account with interest at an effective annual rate of 2.0%.

Effect of Policy Loans

A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan amount, including accrued loan interest. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold a loan reserve equal to the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount is not affected by the separate account’s investment performance and may not be credited with the interest rates accruing on the unloaned portion of cash value in the fixed account. Amounts transferred from the separate account to the loan reserve will affect the value in the separate account because we credit such amounts with an interest rate of 2.0% rather than a rate of return reflecting the investment results of the separate account.

We also currently charge interest on Policy loans at an effective annual rate of 2.75%. Because interest is added to the amount of the Policy loan to be repaid, the size of the loan will constantly increase unless the Policy loan is repaid.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

We will notify you (and any assignee of record) if a loan causes your net surrender value to reach zero. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

Policy Lapse and Reinstatement

Lapse

Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is a possibility that your Policy will lose value and lapse. The Focus Policy provides a no lapse period guarantee. See below. Once your no lapse period ends, or if the no lapse period guarantee is not in effect, your Policy may lapse (terminate without value) if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans, accrued loan interest, and cash withdrawals cause a decrease in the net surrender value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions.

If the net surrender value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the grace period. We pay the death benefit proceeds if an insured dies during the grace period. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate without value.

No Lapse Period Guarantee (for FOCUS POLICIES only)

Focus Policies provide a no lapse guarantee during the no lapse period. As long as you keep the no lapse period guarantee in effect, your Policy will not lapse and no grace period will begin. Even if your net surrender value is not enough to pay your monthly deductions, the Policy will not lapse as long as the no lapse period guarantee is in effect. The no lapse period guarantee will not extend beyond the no lapse date stated in your Policy. Each month we determine whether the no lapse period guarantee is still in effect. If the no lapse period guarantee is not in effect and the Policy is still in force, it can be restored by paying sufficient minimum monthly guarantee premiums at any time before the no lapse date.

No lapse date (for Focus Policy only):	• For a Policy issued to any insured ages 0-55, the no lapse date is the same date as the 8th anniversary.

• For a Policy issued to an insured ages 56-60, the no lapse date is the Policy anniversary at the insured’s attained age 64.

• For a Policy issued to an insured ages 61-85, the no lapse period is the 4th Policy anniversary.

• The no lapse date is specified in your Policy.

Early termination of the no lapse period guarantee:	• The no lapse period guarantee will not be effective if you do not pay sufficient minimum monthly guarantee premiums.

• You must pay total premiums (minus withdrawals, outstanding loan amounts, and any decrease charge) that equal at least:

• the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.

Effect of changes on minimum monthly guarantee premium:

•        If you change death benefit options, increase or decrease the specified amount, or if supplemental benefits (riders) are added, reduced or increased during the no lapse period, we will recalculate the amount of the minimum monthly guarantee premium. Depending upon the change made to the Policy or rider and the resulting impact on the level of the minimum monthly guaranteed premium, you may need to pay additional premiums to keep the Policy in force. We will not extend the length of the no lapse period.

You will lessen the risk of Policy lapse if you keep the no lapse period guarantee in effect. Before you take a cash withdrawal or a loan, or decrease the specified amount, or add, increase or decrease a rider, you should consider carefully the effect it will have on the no lapse period guarantee.

See Minimum Monthly Guarantee Premium for a discussion of how the minimum monthly guarantee premium is calculated and can change.

Reinstatement

We may reinstate a lapsed Policy within five years after the lapse. To reinstate the Policy you must:

•	submit a written application for reinstatement to our mailing address;

•	provide evidence of insurability satisfactory to us;

•

if the no lapse period has expired, pay an amount sufficient to provide a net premium equal to any uncollected monthly deductions due up to the time of termination, plus two monthly deductions due in advance at the time of reinstatement, plus an amount sufficient to increase the cash value above the surrender charges in effect at the time of reinstatement;

•

if the no lapse period has not expired, pay the lesser of the premium described directly above, or the total minimum monthly guarantee premium from Policy issue through the month of lapse, plus two months of minimum monthly guarantee premiums, minus premiums previously paid net of any withdrawals, outstanding loans, accrued loan interest and surrender charge assessed upon a decrease in specified amount that has been deducted from the cash value.

The cash value of the loan reserve on the reinstatement date will be zero. Your net surrender value on the reinstatement date will equal the cash value at the time your Policy lapsed, plus any net premiums you pay at reinstatement, minus one monthly deduction and any surrender charge. The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement. We will not reinstate indebtedness.

Federal Income Tax Considerations

The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the “Code”) in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should generally satisfy the applicable Code requirements.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings. We believe that the Policy does not give you investment control over separate account assets.

In addition, the Code requires that the investments of the separate account be “adequately diversified” in order to treat your Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that your Policy will qualify as a life insurance policy for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that your Policy, as described in this prospectus, is a life insurance policy under Code Section 7702. Section 7702 affects the taxation of life insurance policies and places limits on the relationship of the accumulation value to the death benefit. As life insurance policies, the death benefits of the policies are generally excludable from the gross income of the beneficiaries. In the absence of any guidance from the IRS on the issue, we believe that providing an amount at risk after age 99 in the manner provided should be sufficient to maintain the excludability of the death benefit after age 99. However, lack of specific IRS guidance makes the tax treatment of the death benefit after age 99 uncertain. Also, any increase in accumulation value should generally not be taxable until received by you or your designee. However, if your Policy is a modified endowment contract you may be taxed when you take a Policy loan, pledge or assign the Policy. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary’s circumstances. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from your Policy occur, or when loans are taken out from or secured by your Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract” (“MEC”). Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of outstanding indebtedness will be used to determine the amount distributed and will be taxed accordingly.

Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years or in the seven Policy years following certain changes in the Policy. Certain changes in a Policy after it is issued could also cause the Policy to be classified as a MEC. Due to a Policy’s flexibility, each Policy’s circumstances will determine whether the Policy is classified as a MEC. Among other things, a reduction in benefits could cause a Policy to become a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your registered representative will be notified. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner’s income when a taxable distribution occurs.

Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

•

All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner’s investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, an investment in your Policy is reduced by the amount of the distribution that is tax-free.

•

Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly. If a Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in cash value during the assignment may be distributions and taxable.

•

A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59  1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

•

If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax. Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

Policy Loans. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be taxed as if it were a distribution at that time. The tax consequences associated with Policy loans outstanding after the first 10 Policy years with preferred loan rates are less clear and a tax advisor should be consulted about such loans.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from your Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Investment in the Policy. An investment in your Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution. Withholding applies only if the taxable amount of all distributions are at least $200 during a taxable year. Some states also require withholding for state income taxes. With the exception of amounts that represent eligible rollover distributions from Pension Plans and 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions. If the taxable distributions are delivered to foreign countries, U.S. persons may not elect out of withholding. Taxable distributions to non-resident aliens are generally subject to withholding at a 30% rate unless withholding is eliminated under an international treaty with the United States. The payment of death benefits is generally not subject to withholding.

Business Uses of the Policy. Your Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of a Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using your Policy in any such arrangement, you should be sure to consult a tax advisor as to tax attributes of the arrangement and in its use of life insurance. In recent years, moreover, Congress and the IRS have adopted new rules relating to nonqualified deferred compensation and to life insurance owned by businesses and life insurance used in split-dollar arrangements. The IRS has recently issued new guidance regarding concerns in the use of life insurance in employee welfare benefit plans, including, but not limited to, the deduction of employer contributions and the status of such plans as listed transactions. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor. Recent legislation under Section 101(j) of the Internal Revenue Code has imposed notice, consent and other provisions on policies owned by employees and certain other policies in order to receive death benefits tax-free and added additional reporting requirements.

Alternative Minimum Tax. There also may be an indirect tax upon the income in your Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Living Benefit Rider (an Accelerated Death Benefit). We believe that the single-sum payment we make under this rider should be fully excludible from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the insured’s attained age 100 are unclear and may include taxation of the gain in the Policy or the taxation of the death benefit in whole or in part. You should consult a tax advisor if you intend to keep your Policy in force beyond the insured’s attained age 100.

Other Tax Considerations. The transfer of a Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Special Rules for Pension Plans and Section 403(b) Arrangements. If a Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, federal and state income and estate tax consequences could differ from those stated in this prospectus. The purchase may also affect the qualified status of the plan. You should consult a qualified tax advisor in connection with such purchase.

Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans. You should consult a qualified advisor regarding ERISA.

Other Policy Information

Settlement Options

If you surrender your Policy, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of the three settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured’s date of death.

Under any settlement option, the dollar amount of each payment will depend on four things:

•	the amount of the surrender on the surrender date or death benefit proceeds on the insured’s date of death;

•	the interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 2.0%);

•	the mortality tables we use; and

•	the specific payment option(s) you choose.

Option 1–Equal Monthly Installments for a Fixed Period	• We will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 240 months.

• We will stop making payments once we have made all the payments for the period selected.

Option 2–Equal Monthly Installments for Life (Life Income)	At your or the beneficiary’s direction, we will make equal monthly installments:

• only for the life of the payee, at the end of which payments will end; or

• for the longer of the payee’s life, or for 10 years if the payee dies before the end of the first 10 years of payments; or

• for the longer of the payee’s life, or until the total amount of all payments we have made equals the proceeds that were applied to the settlement option.

Option 3–Equal Monthly Installments for the Life of the Payee and then to a Designated Survivor (Joint and Survivor)	• We will make equal monthly payments during the joint lifetime of two persons, first to a chosen payee, and then to a co-payee, if living, upon the death of the payee.

• Payments to the co-payee, if living, upon the payee’s death will equal either:

• the full amount paid to the payee before the payee’s death; or

• two-thirds of the amount paid to the payee before the payee’s death.
• All payments will cease upon the death of the co-payee.

Payments We Make

We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death at our mailing address. However, we can postpone such payments if:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; or

•	the SEC permits, by an order, the postponement for the protection of policyowners; or

•	the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.

If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under your Policy (i.e., cash surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee’s beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our mailing address. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, as long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department issued final regulations that would significantly affect the tax treatment of such arrangements. The IRS guidance and the final regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this current and proposed guidance on your split dollar policy.

Policy Termination

Your Policy will terminate on the earliest of:

•	the date the insured dies; or

•	the end of the grace period; or

•	the date the Policy is surrendered.

Supplemental Benefits (Riders)

The following supplemental benefits (riders) are available and may be added to a Policy, depending on the terms of that Policy. Monthly charges for these riders are deducted from the cash value as part of the monthly deductions. The riders available with the Policies do not build cash value and provide benefits that do not vary with the investment experience of the separate account. For purposes of the riders, the primary insured is the person insured under the Policy. These riders may not be available in all states, certain benefits and features may vary by state and they may be available under a different name in some states. Adding these supplemental benefits to an existing Policy or canceling them may have tax consequences; you should consult a tax advisor before doing so. Please note: Some riders are not available under the Exec Policies.

Children’s Insurance Rider (For FOCUS Policies Only)

This rider provides a face amount of insurance on the primary insured’s children. Our current minimum face amount for this rider for issue ages 15 days – 18 years of age is $5,000. The maximum face amount is $20,000. At each child’s age 25 or upon the death of the primary insured, whichever happens first, this rider may be converted to a new policy on each child insured with a maximum face amount of up to five times the face amount of the rider. We will pay a death benefit once we receive proof that the insured child died while both the rider and coverage were in force for that child. If the primary insured dies while the rider is in force, we will terminate the rider 31 days after the death, and we will offer a separate life insurance policy to each insured child.

Accidental Death Benefit Rider (For FOCUS Policies Only)

Our current minimum face amount for this rider for issue ages 15-59 is $10,000. The maximum face amount available for this rider is $150,000 (to a maximum of 150% of the Policy’s specified amount).

Subject to certain limitations, we will pay the face amount if the death of the primary insured results solely from accidental bodily injury where:

•	the death is caused by external, violent, and accidental means;

•	the death occurs within 90 days of the accident; and

•	the death occurs while the rider is in force.

The rider will terminate on the earliest of:

•	the Policy anniversary on or following the primary insured’s 70th birthday; or

•	the date the Policy terminates; or

•	the Monthiversary when the rider terminates at the owner’s request.

Other Insured Rider (For FOCUS Policies Only)

This rider may insure the spouse (or a non-spouse Other Insured when required by state law) and/or dependent children of the primary insured. Please note that if a non-spouse Other Insured, as required by state law, is the insured, there may be adverse tax consequences. Subject to the terms of the rider, we will pay the face amount of the rider to the primary insured. Our current minimum face amount for this rider for issue ages 0-85 is $10,000. The maximum face amount is the lesser of $1,000,000 or the amount of coverage on the primary insured. The maximum number of Other Insured Riders that is allowed on any one Policy is five (5). We will pay the rider’s face amount when we receive proof at our mailing address of the Other Insured’s death. Please refer to the applicable fee tables for your Policy to determine the respective charges for this rider. Subject to the following conditions, on any Monthiversary while the rider is in force, you may convert it to a new policy on the other insured’s life (without evidence of insurability).

Conditions to convert the rider:	• Your request must be in writing and sent to our mailing address;

• The Other Insured has not reached his/her 86th birthday;

• The new policy is any permanent insurance policy that we currently offer for conversion;

•        Subject to the minimum specified amount required for the new policy, the amount of the insurance under the new policy will equal the face amount in force under the rider as long as it meets the minimum face amount requirements of the original Policy; and

• We will base the premium for the new policy on the Other Insured’s rate class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:

• the Policy anniversary on or following the Other Insured’s 100th birthday; or

• the date the Policy terminates for any reason except for death of the primary insured; or

• 31 days after the death of the primary insured; or • the date of conversion of this rider; or • the Monthiversary on which the rider is terminated upon written request by the owner.

Disability Waiver of Monthly Deductions Rider (For FOCUS and EXEC Policies)

Subject to certain conditions, we will waive your Policy’s monthly deductions while the primary insured is disabled. You may purchase this rider if the primary insured’s issue age is between 15 and 55 years of age at the time the rider is purchased. For Exec Policies, this rider is only available on fully underwritten Policies. This rider is not available together with the Disability Waiver of Premium Rider. Before we waive any monthly deductions, we must receive proof at our mailing address that:

•	The primary insured is totally disabled;

•	the primary insured’s total disability began before the Policy anniversary on or following the primary insured’s 60th birthday; and

•	the primary insured’s total disability has existed continuously for at least six months.

We will not waive any deduction that becomes due more than one year before we receive written notice of your claim at our mailing address, after the primary insured’s recovery from disability, or after termination of this rider. While the primary insured is totally disabled and receiving benefits under this rider, no grace period will begin for the Policy provided the cash value minus loans and accrued loan interest remains positive. It is possible that additional premium payments will be required to keep the Policy in force while the monthly deductions benefit is being paid.

Termination of the rider:	The rider will terminate on the earliest of:

• the Policy anniversary on or following the primary insured’s 60th birthday, unless the primary insured is totally disabled; or

•        the date of recovery from disability (with respect to benefits accruing during the continuance of an existing total disability after the Policy anniversary on or following the primary insured’s 60th birthday); or

•        the date the Policy terminates; or

•        the Monthiversary on which this rider is terminated on written request by the owner.

When we are paying benefits under the rider, due to the primary insured’s total disability on the Policy anniversary after the insured’s 60th birthday, the rider will not terminate and benefits will not end until the date the primary insured is no longer totally disabled.

Disability Waiver of Premium Rider (for FOCUS and EXEC Policies)

Subject to certain conditions, we will apply the waiver of premium benefit, as shown on the Policy schedule page, as if it is a premium payment into the Policy while the primary insured is totally disabled, as defined in the rider. The waiver of premium benefit is generally equal to the annual planned premium for the Policy, but the maximum payment is the lesser of $12,000 or the maximum annual premium payable under the guideline premium test. We will allocate the resulting net premium into the Policy’s cash value. You may purchase this rider if the primary insured’s issue age is between 15 and 55 years of age. For Exec Policies, this rider is only available on fully underwritten Policies. This rider is not available together with the Disability Waiver of Monthly Deductions Rider. In order to pay a benefit, we must receive proof at our mailing address that:

•	the primary insured is totally disabled;

•	the primary insured became totally disabled before the Policy anniversary on or following the primary insured’s 60 th birthday; and

•	the primary insured’s total disability has existed continuously for at least six months.

Upon meeting the requirements above, we will also make a retroactive payment equal to six months of benefits under the rider. We will apply the benefit each month on the Monthiversary. We may not pay any benefit that becomes due more than one year before we receive written notice of your claim, after the primary insured’s recovery from disability, or after termination of this rider. It is possible that additional premium payments will be required to keep the Policy in force while the waiver of premium benefit is being paid.

Termination of the rider:	The rider will terminate on the earliest of:

• the Policy anniversary on or following the primary insured’s 60th birthday, unless the primary insured is totally disabled; or

•        the later of the date of recovery from disability or the Policy anniversary on or following the insured’s 100th birthday (with respect to benefits accruing during the continuance of an existing total disability after the Policy anniversary on or following the primary insured’s 60th birthday); or

•        the date the Policy terminates; or

•        the Monthiversary on which this rider is terminated on written request by the owner.

Primary Insured Rider Plus (“PIR Plus”) (For FOCUS Policies Only)

Under the PIR Plus, we provide term insurance coverage on the primary insured on a different basis from the coverage in your Policy.

Features of PIR Plus:	• The rider increases the Policy’s death benefit by the rider’s face amount;

• The rider may be purchased from issue ages 0-85;

• The minimum purchase amount for the rider is $25,000. There is no maximum purchase amount;

• We do not assess any additional surrender charge for the rider;

•        Generally the rider coverage costs less than the insurance coverage under the Policy, but it has no cash value and terminates at age 100, and it does not provide a guarantee that current cost of insurance rates in the first three Policy years will remain fixed;

• You may cancel or reduce your rider coverage without decreasing your Policy’s specified amount;

•        You may generally decrease your Policy’s specified amount without reducing your rider coverage; and

•        Subject to the following conditions, on any Monthiversary while this rider is in force, you may convert this rider to a new Policy on the primary insured’s life without evidence of insurability.

Conditions to convert the rider:	• Your request must be in writing and sent to our mailing address;

• The primary insured has not reached his/her 86th birthday;

• The new policy is any permanent insurance policy that we currently offer for conversions;

• We may allow an increase to the Policy’s specified amount if the Policy and all of the riders in force allow such an increase;

•        The amount of the insurance under the new policy or the amount of the increase will equal the specified amount in force under the rider as long as it meets the minimum specified amount requirements of a Policy; and

• We will base your premium on the primary insured’s rate class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:

• the Policy anniversary on or following the primary insured’s 100th birthday; or

• the date the Policy terminates; or

• the date you fully convert this rider; or

• the Monthiversary on which you terminate the rider by written request.

It may cost you less to reduce your PIR Plus coverage than to decrease your Policy’s specified amount, because we do not deduct a surrender charge in connection with your PIR Plus. Any changes to the coverage of this rider may affect your minimum monthly guarantee premium. Please refer to the applicable fee tables for your Policy to determine the respective charges for this rider.

You should consult your registered representative to determine if you would benefit from PIR Plus. We may discontinue offering PIR Plus at any time. We may also modify the terms of these riders for new policies.

Living Benefit Rider (an Accelerated Death Benefit) (For FOCUS and EXEC Policies)

This rider allows us to pay all or a portion of the death benefit once we receive satisfactory proof at our mailing address that the insured is ill and has a life expectancy of one year or less. A doctor must certify the insured’s life expectancy.

We will pay a “single-sum benefit” equal to:

•	the death benefit on the date we pay the single-sum benefit; multiplied by

•	the percentage of the death benefit you elect to receive; divided by

•	1 + i (“i” equals the current yield on 90-day Treasury bills or the Policy loan interest rate, whichever is greater) (“discount factor”); minus

•	any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:

•	the death benefit available under the Policy once we receive satisfactory proof that the insured is ill; plus

•	the benefit available under any PIR Plus in force.

•	A single-sum benefit may not be greater than $500,000.

The election percentage is a percentage that you select. It may not be greater than 100%.

We will not pay a benefit under the rider if the insured’s terminal condition results from self-inflicted injuries that occur during the period specified in your Policy’s suicide provision.

The rider terminates at the earliest of:

•	the date the Policy terminates;

•	the date a settlement option takes effect;

•	the date we pay a single-sum benefit; or

•	the date you terminate the rider.

We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for expected lost income due to the early payment of the death benefit. This rider may not be available in all states, or its terms may vary depending on a state’s insurance law requirements.

For example, suppose before the owner elects the single sum benefit, a Policy has a $400,000 death benefit and a $10,000 loan balance. Suppose that the current yield on 90-day Treasury bills is 6.00% and the Policy loan interest rate is 2.75%. Because the greater of these is 6%, that is the interest rate that will be used to discount the single sum benefit. The owner elects to accelerate 50% of the death benefit, so the single sum benefit equals $183,679.25, which is [($400,000 x 0.50/ 1.06)—($10,000 x 0.50)]. After the acceleration, the remaining death benefit is $200,000, which is 50% of $400,000, and all Policy values will be reduced by 50%.

The tax consequences of adding this rider to an existing Policy or requesting payment under the rider are uncertain and you should consult a tax advisor before doing so.

Inflation Fighter Rider (For FOCUS Policies Only)

This rider provides scheduled annual increases to the Policy’s specified amount, starting on the first Policy anniversary and continuing each Policy anniversary until the Policy’s 20th anniversary, without an additional application or evidence of insurability. This rider is available only at issue of the Policy for issue ages 0-65, and is only available if Death Benefit Option A is chosen on the application. The rider is not available to insureds in a substandard rating class.

Features of the rider:	• A Policy’s initial specified amount must be less than $1,000,000;

• Any change to a Policy’s death benefit option will cause the rider to terminate and annual specified amount increases to stop;

• Any withdrawal, or requested decrease in specified amount of your Policy will cause the rider to terminate and annual scheduled specified amount increases to stop;

• If you decline any scheduled specified amount increase under the rider, the rider will terminate and further scheduled specified amount increases will stop;

•         Future scheduled specified amount increases under the rider apply only to the Policy’s specified amount on the Policy date plus any previous scheduled specified amount increases under the rider. Further increases under the rider do not apply to increases in specified amount requested by you after the Policy date;

•         The Policy’s surrender charge period and surrender charges apply separately to each scheduled increase in specified amount. (See Appendix B for an example table showing these charges.) Upon a surrender of your Policy, total surrender charges will be the sum of any surrender charges applicable to the Policy and to each annual increase amount effected under the rider;

• The no lapse period for your Policy will continue to be measured from the Policy date, and will not change each time a scheduled increase in specified amount is effected under the rider;

•         Each time a scheduled increase in specified amount is made under the rider, the minimum monthly guarantee premium, and the tests we apply to qualify the Policy as life insurance under Code Section 7702, and for MEC purposes, will be recalculated;

•         Scheduled annual increases in specified amount generated by this rider will create a new layer of cost of insurance charges, monthly per unit charges and surrender charges under the Policy. Each new layer of cost of insurance charge and monthly per unit charge resulting from the scheduled annual increase in specified amount will be set based on the insured’s issue age and duration from issue;

•         Banding of specified amounts for purposes of applying cost of insurance rates and monthly per unit charges is determined by adding your Policy’s specified amount and the sum of the specified amounts created by operation of the rider. The resulting cost of insurance rates and monthly per unit charges, according to the appropriate specified amount band, will then apply to both the Policy’s specified amount and to each of the specified amount increases generated by the rider; and

•         Any requested decreases in specified amount may be subject to a decrease charge, and are applied on a “last-in-first-out” basis, such that the last increase in specified amount created by operation of the rider will be eliminated first, and so on. Please refer to the section entitled “Decrease Charges” in this prospectus for a description of the decrease charge and the “last-in-first-out” basis.

Termination of the rider:	The rider will terminate on the earliest of:

• the processing date of a requested decrease in the specified amount of the Policy; or

• the date an automatic increase, under the terms of this rider, is declined by the owner; or

• the day following the 20th anniversary of the Policy; or

• a cash withdrawal from the Policy; or

• any change in death benefit option; or

• the date the primary insured dies; or

• the date the Policy terminates for any reason other than the death of the primary insured; or

• the date we receive your written request to terminate the Policy or this rider.

Under the rider, your Policy’s specified amount will increase on a compounded basis by 3.53%. As a courtesy, you will receive a notice of the date and amount of each scheduled increase from us on or prior to each anniversary. You may, at that time, decline in writing to us an increase within 45 days of the date of the notice. If you decline a scheduled increase in specified amount, the rider will terminate and further scheduled increases under the rider will be cancelled.

Additional Information

Sale of the Policies

Distribution and Principal Underwriting Agreement. Our affiliate, TCI, serves as principal underwriter for the Policies. We entered into a principal underwriting and distribution agreement with TCI for the distribution and sale of the Policies, effective May 1, 2007. We reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies (e.g., commissions payable to selling firms selling the Policies, as described below.)

Compensation to Broker-Dealers Selling the Policies. The Policies are offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies. We pay commissions through TCI to the selling firms for their sales of the Policies.

A limited number of affiliated and unaffiliated broker-dealers may also be paid commissions and overrides to “wholesale” the Policies, that is, to provide sales support and training to sales representatives at selling firms. We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

The selling firms are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement. The sales commission paid to broker-dealers on the Focus Policy was, on average, 59% of all premiums made during the first Policy year, plus 2% of all premiums made during Policy years 2 – 10; and on the Exec Policy was, on average, 25% of all premiums made during the first Policy year plus 17% of all premiums made during Policy years 2 – 5, plus 3% of all premiums made during Policy years 6 – 10. We will pay an additional trail commission of up to 0.15% of the Focus Policy’s subaccount value (excluding the fixed account) on the Policy anniversary if the cash value (minus amounts attributable to loans) equals at least $5,000. Additional sales commissions may also be payable on premiums paid as a result of an increase in specified amount. Some selling firms may be required to return first year commissions (less surrender charge) if the Policy is not continued through the first two Policy years.

To the extent permitted by FINRA rules, Western Reserve, ISI and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms. These arrangements are described further below.

The registered representative who sells you your Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a Policy. Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

Special Compensation that We Pay to Affiliated Wholesaling and Selling Firms. Our parent company provides paid-in capital to TCI and pays the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

Western Reserve’s two main distribution channels are ISI and WGS, both affiliates, who sell Western Reserve products.

Western Reserve underwrites the cost of ISI’s various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and computer systems that are provided directly to ISI. These facilities and services are necessary for ISI’s administration and operation, and Western Reserve is compensated by ISI for these expenses based on ISI’s usage. In addition, Western Reserve and other affiliates pay for certain sales expenses of ISI, including the costs of preparing and producing prospectuses and sales promotional materials for the Policies.

Sales representatives and their managers at ISI and WGS may receive directly or indirectly additional cash benefits and non-cash compensation or reimbursements from us or our affiliates. Additional compensation or reimbursement arrangements may include payments in connection with the firm’s conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments, loans or loan guaranties to assist a firm or representative in connection with systems, operating, marketing and other business expenses. The amounts may be significant and may provide us with increased access to the sales representatives.

In addition, ISI’s managers and/or sales representatives who meet certain productivity standards may be eligible for additional compensation. Sales of the Policies by affiliated selling firms may help sales representatives and/or their managers qualify for certain benefits, and may provide such persons with special incentive to sell our Policies. For example, ISI’s and WGS’s registered representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of AEGON N.V. (Western Reserve’s ultimate parent) by allocating a portion of the commissions they earn to purchase such shares. A portion of the contributions of commissions by ISI’s representatives may be matched by ISI. ISI’s and WGS’s registered representatives may also be eligible to participate in a stock option and award plan. Registered representatives who meet certain production goals will be issued options on the stock of AEGON N.V.

Additional Compensation that We Pay to Selected Selling Firms. We may pay certain selling firms additional cash amounts for “preferred product” treatment of the Policies in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing us with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates. To the extent permitted by applicable law, we and other parties may allow other non-cash incentives and compensation to be paid to these selling firms. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ between selling firms.

Special compensation arrangements are calculated in different ways by different selling firms and may be based on past or anticipated sales of the Policies or other criteria. For instance, Western Reserve made flat fee payments to several selling firms with payments ranging from $2,000 to $15,750 in 2007 for the sales of the Western Reserve’s insurance products.

During 2007, we had entered into “preferred product” arrangements with ISI, WGS, Berthel Fisher & Co Financial Services, H. Beck Inc., First Founders Securities Inc., Harbour Investments Inc., Coordinated Capital Securities, Inc., Trustmont Financial Group, Inc., Packerland Brokerage Services, Inc. and Investors Capital Corp. We paid the following amounts (in addition to sales commissions and expense allowances) to these firms:

Name of Firm	Aggregate Amount Paid During 2007
H. Beck, Inc.	$10,000
Berthel Fisher	$10,000
Investors Capital Corp.	$15,750
First Founders Securities, Inc.	$2,725
Harbour Investments, Inc.	$6,000
Coordinated Capital Securities, Inc.	$2,000
Trustmont Financial Group, Inc.	$2,000
Packerland Brokerage Services, Inc.	$3,000

No specific charge is assessed directly to policyowners or the separate account to cover commissions and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the Policy and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policies.

Legal Proceedings

Western Reserve, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on Western Reserve’s ability to meet its obligations under the Policy.

Financial Statements

The financial statements of Western Reserve and the separate account are included in the SAI.

Table of Contents of the Statement of Additional Information

The Policy – General Provisions
Ownership Rights
Our Right to Contest the Policy
Suicide Exclusion
Misstatement of Age or Gender
Modifying the Policy
Mixed and Shared Funding
Death Benefit
Additional Information
Additional Information about Western Reserve and the Separate Account
Legal Matters
Variations in Policy Provisions
Personalized Illustrations of Policy Benefits
Sale of the Policies
Report to Owners
Records
Independent Registered Public Accounting Firm
Experts
Financial Statements
Underwriters
Underwriting Standards
IMSA
Performance Data
Other Performance Data in Advertising Sales Literature
Western Reserve’s Published Ratings
Appendix A – Monthly Per Unit Charges (Rate Per Thousand)
Index to Financial Statements
WRL Series Life Account
Western Reserve Life Assurance Co. of Ohio

Glossary

accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

administrative office	Our administrative office address is P.O. Box 5068, Clearwater, Florida, 33758-5068. Our street address is 570 Carillon Parkway, St. Petersburg, Florida, 33716. Our phone number is 1-800-851-9777; our facsimile numbers are 1-727-299-1648 (for interfund transactions); and 1- 727-299-1620 for all other requests. Our administrative office serves as the recipient of all website (www.westernreserve.com), telephonic and facsimile transactions, including, but not limited to transfer requests and premium payments made by wire transfer and through electronic credit and debit transactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments). Our hours are Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time. Please do not send any checks, correspondence or notices to this office; send them to the mailing address.

attained age	The issue age of the person insured, plus the number of completed years since the Policy date (for the initial specified amount) or the date of each increase in specified amount.

beneficiary(ies)	The person or persons you select to receive the death benefit proceeds from the Policy. You name the primary beneficiary and contingent beneficiaries.

cash value	At the end of any valuation period, the sum of your Policy’s value in the subaccounts and the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds	The amount we will pay to the beneficiary(ies) on the insured’s death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount, including any accrued loan interest, and any due and unpaid monthly deductions.

decrease charge	Surrender charge that may be imposed upon a decrease in specified amount during the first 8 Policy years (or during the 8 years subsequent to an increase in specified amount). The Exec Policy does not have a decrease charge.

fixed account	An allocation option other than the separate account to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate. The fixed account is part of our general account. The fixed account is not available to you (except in connection with Policy loans) if your Policy was issued in the State of New Jersey.

free-look period	The period during which you may return the Policy and receive a refund as described in the prospectus. The length of the free-look period varies by state. The free-look period is listed in the Policy.

funds	Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts.

in force	While coverage under the Policy is active and the insured’s life remains insured.

initial premium	The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on the schedule pages of your Policy.

insured	The person whose life is insured by the Policy.

issue age	The insured’s age on his or her birthday on or before the Policy date. When you increase the Policy’s specified amount of insurance coverage, the issue age for the new layer of specified amount coverage is the insured’s age on his or her birthday on or before the date that the increase in specified amount takes effect. This age may be different from the attained age on other layers of specified amount coverage.

lapse	When life insurance coverage ends and the Policy terminates because you do not have enough cash value in the Policy to pay the monthly deductions, the surrender charge and any outstanding loan amount, including accrued loan interest, and you have not made a sufficient payment by the end of a grace period.

loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.

mailing address	Our mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa, 52499. All premium payments and loan repayments made by check, correspondence and notices must be sent to this address.

minimum monthly guarantee premium (under Focus Policies)	The amount shown on your Policy schedule pages that we use during the no lapse period to determine whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount (including increases generated by the Inflation Fighter Rider), or add, increase or decrease a rider, and you may need to pay additional premiums in order to keep the no lapse guarantee in place. A grace period will begin whenever your net surrender value is not enough to meet monthly deductions and the no lapse guarantee is no longer in effect.

Monthiversary	This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deductions	The monthly Policy charge, plus the monthly cost of insurance, plus the monthly per unit charge, plus the monthly charge for any riders added to your Policy, plus, if any, the decrease charge incurred as a result of a decrease in your specified amount, all of which are deducted from the Policy’s cash value on each Monthiversary.

mortality and expense risk charge	This charge is a daily deduction from each subaccount that is taken before determining the unit value of that subaccount.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge.

net surrender value	The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value minus any surrender charge, and minus any outstanding loan amount and accrued loan interest.

no lapse date (under Focus Policies)	For a Policy issued to any insured ages 0-56, the no lapse date is the same date as the Policy’s 8th anniversary. For a Policy issued to an insured ages 57-60, the no lapse date is the Policy anniversary at the insured’s attained age 64. For a Policy issued to an insured ages 61-85, the no lapse date is the fourth Policy anniversary. The no lapse date is specified in your Policy.

no lapse period	The period of time between the Policy date and the no lapse date during which the Policy will not lapse if certain conditions are met. The Exec Policy does not offer a no lapse period.

NYSE	The New York Stock Exchange.

planned periodic premium	A premium payment you make in a level amount at a fixed interval over a specified period of time.

Policy	The WRL Xcelerator Focus or WRL Xcelerator Exec variable life insurance policy without any supplemental riders (benefits).

Policy date	The date when our underwriting process is complete, full life insurance coverage goes into effect, the initial premium payment has been received, and we begin to take the monthly deductions. The Policy date is shown on the schedule pages of your Policy. If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of a fund.

premium expense charge	The charge that is deducted from each premium payment before determining the net premium that will be credited to the cash value.

premiums	All payments you make under the Policy other than loan repayments.

reallocation account	That portion of the fixed account where we hold the net premium(s) from the record date until the reallocation date.

reallocation date	The date we reallocate all cash value held in the reallocation account to the fixed account and subaccounts you selected on your application. We place your net premium in the reallocation account (or as mandated by state law) only if your state requires us to return the full premium in the event you exercise your free-look right. In those states the reallocation date stated in your policy is as long as we estimate your free look period to last. In all other states, the reallocation date is the same as the Policy date.

record date	The date we record your Policy on our books. The record date is generally the Policy date, unless the Policy is backdated.

separate account	The WRL Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount	The initial specified amount of life insurance that you have selected shown on the Policy’s schedule pages that you receive when the Policy is issued. The specified amount in force is the initial specified amount, adjusted for any increases or decreases in the Policy’s specified amount (including any increase in specified amount generated by the Inflation Fighter Rider). Other events such as a request to increase or decrease the specified amount, change in death benefit option or a cash withdrawal (if you choose Option A or if you choose Option C death benefit and the insured is attained age 71 or greater) may also affect the specified amount in force.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund.

surrender charge (under Focus Policies)	If, during the first 8 Policy years (or during the 8-year period subsequent to an increase in specified amount), you fully surrender the Policy, we will deduct a surrender charge from your cash value. The Exec Policy does not have a surrender charge.

termination	When the insured’s life is no longer insured under the Policy or any rider, and the Policy or any rider is no longer in force.

valuation date	Each day the New York Stock Exchange is open for trading. Western Reserve is open for business whenever the New York Stock Exchange is open.

valuation period	The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our (Western Reserve)	Western Reserve Life Assurance Co. of Ohio.

written notice	The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our mailing address.

you, your (owner or policyowner)	The person entitled to exercise all rights as owner under the Policy.

APPENDICES A, B, C, & D

FOR POLICIES APPLIED FOR ON OR AFTER

OCTOBER 30, 2008

(BASED ON THE 2001 C.S.O. MORTALITY TABLES)

FOR ALL POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008

Appendix A

Xcelerator Focus Surrender Charge Per Thousand of Specified Amount Layer (Based on the gender and rate class of the insured)

Issue Age	Male Juvenile	Male Tobacco	Male Non- Tobacco	Female Juvenile	Female Tobacco	Female Non- Tobacco
0	7.95			7.63
1	8.01			7.69
2	8.08			7.76
3	8.16			7.82
4	8.26			7.89
5	8.36			7.97
6	8.46			8.06
7	8.57			8.15
8	8.71			8.23
9	8.71			8.33
10	8.71			8.44
11	8.71			8.55
12	8.71			8.71
13	8.98			8.78
14	9.25			8.91
15	9.53			9.04
16	9.66			9.17
17	10.07			9.32
18		10.17	9.82		10.14	9.23
19		10.34	9.95		10.31	9.36
20		10.53	10.08		10.48	9.48
21		10.71	10.23		10.66	9.61
22		10.91	10.37		10.85	9.75
23		11.11	10.54		11.06	9.89
24		11.31	10.71		11.27	10.05
25		11.54	10.89		11.50	10.21
26		11.94	11.08		11.72	10.37
27		12.36	11.28		11.97	10.56
28		12.80	11.49		12.23	10.74
29		13.27	11.71		12.51	10.94
30		13.75	11.94		12.79	11.14
31		14.09	12.20		13.10	11.37
32		14.45	12.46		13.43	11.60
33		14.82	12.75		13.76	11.84
34		15.21	13.06		14.11	12.10
35		15.65	13.38		15.45	13.20
36		16.49	14.05		16.05	13.65
37		17.39	14.77		16.68	14.12
38		18.36	15.54		17.34	14.63
39		19.38	16.35		18.05	15.15
40		20.47	17.21		18.79	15.72
41		21.37	17.91		19.58	16.30
42		22.32	18.65		20.42	16.92
43		23.32	19.42		21.30	17.59
44		24.38	20.25		22.26	18.29
45		25.49	21.13		23.26	19.03
46		26.40	21.82		24.07	19.62
47		27.36	22.57		24.94	20.23
48		28.37	23.35		25.86	20.88

Issue Age	Male Juvenile	Male Tobacco	Male Non- Tobacco	Female Juvenile	Female Tobacco	Female Non- Tobacco
49		29.46	24.20		26.82	21.58
50		30.62	25.10		27.82	22.30
51		31.86	26.06		28.88	23.06
52		33.18	27.09		29.98	23.87
53		34.57	28.18		31.14	24.72
54		36.05	29.34		32.37	25.62
55		37.60	30.56		33.64	26.56
56		39.22	31.86		34.98	27.55
57		40.93	33.23		36.38	28.60
58		40.93	34.70		37.84	29.70
59		40.93	36.26		39.39	30.87
60		40.93	31.08		40.93	26.16
61		40.93	32.58		40.93	27.25
62		40.93	34.16		40.93	28.42
63		40.93	35.86		40.93	29.64
64		40.93	37.65		40.93	30.96
65		40.93	39.25		40.93	32.37
66		40.93	40.93		40.93	33.88
67		40.93	40.93		40.93	35.49
68		40.93	40.93		40.93	37.22
69		40.93	40.93		40.93	38.34
70		40.93	40.93		40.93	39.44
71 and over		40.93	40.93		40.93	40.93

FOR ALL POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008

Appendix B

Xcelerator Focus Guaranteed Monthly Per Unit Charges (Rates Per Thousand)

WRL Xcelerator Focus			Focus		Focus
Issue Age	Band 2	Band 3	Issue Age	PIR+	Issue Age	OIR
0	0.16	0.15	0	0.01	0	0.03
1	0.16	0.15	1	0.01	1	0.03
2	0.16	0.15	2	0.01	2	0.03
3	0.16	0.15	3	0.01	3	0.03
4	0.16	0.15	4	0.01	4	0.03
5	0.16	0.15	5	0.01	5	0.03
6	0.16	0.15	6	0.01	6	0.03
7	0.16	0.15	7	0.01	7	0.03
8	0.16	0.15	8	0.01	8	0.03
9	0.16	0.15	9	0.01	9	0.03
10	0.16	0.15	10	0.01	10	0.03
11	0.16	0.15	11	0.01	11	0.03
12	0.16	0.15	12	0.01	12	0.03
13	0.16	0.15	13	0.01	13	0.03
14	0.16	0.15	14	0.01	14	0.03
15	0.16	0.15	15	0.01	15	0.03
16	0.16	0.15	16	0.01	16	0.03
17	0.16	0.15	17	0.01	17	0.03
18	0.16	0.15	18	0.01	18	0.03
19	0.16	0.15	19	0.01	19	0.03
20	0.17	0.16	20	0.01	20	0.03
21	0.17	0.16	21	0.01	21	0.03
22	0.17	0.16	22	0.01	22	0.03
23	0.17	0.16	23	0.01	23	0.03
24	0.17	0.16	24	0.01	24	0.03
25	0.17	0.16	25	0.01	25	0.03
26	0.17	0.16	26	0.01	26	0.03
27	0.18	0.17	27	0.01	27	0.04
28	0.19	0.18	28	0.01	28	0.04
29	0.20	0.19	29	0.01	29	0.04
30	0.21	0.20	30	0.01	30	0.04
31	0.22	0.21	31	0.01	31	0.04
32	0.23	0.22	32	0.01	32	0.04
33	0.24	0.23	33	0.01	33	0.05
34	0.25	0.24	34	0.01	34	0.05
35	0.25	0.24	35	0.01	35	0.05
36	0.27	0.26	36	0.01	36	0.05
37	0.29	0.28	37	0.01	37	0.06
38	0.31	0.30	38	0.01	38	0.06
39	0.33	0.32	39	0.02	39	0.07
40	0.35	0.34	40	0.02	40	0.07
41	0.37	0.36	41	0.02	41	0.07

WRL Xcelerator Focus			Focus		Focus
Issue Age	Band 2	Band 3	Issue Age	PIR+	Issue Age	OIR
42	0.39	0.38	42	0.02	42	0.08
43	0.41	0.40	43	0.02	43	0.08
44	0.43	0.42	44	0.02	44	0.09
45	0.45	0.44	45	0.02	45	0.09
46	0.47	0.46	46	0.02	46	0.10
47	0.50	0.49	47	0.02	47	0.10
48	0.52	0.51	48	0.03	48	0.11
49	0.55	0.54	49	0.03	49	0.11
50	0.58	0.57	50	0.03	50	0.11
51.061		0.60	51	0.03	51	0.12
52	0.63	0.62	52	0.03	52	0.12
53	0.66	0.65	53	0.03	53	0.13
54	0.68	0.67	54	0.03	54	0.14
55	0.72	0.71	55	0.04	55	0.15
56	0.77	0.76	56	0.04	56	0.16
57	0.84	0.83	57	0.04	57	0.17
58	0.91	0.90	58	0.04	58	0.18
59	0.98	0.97	59	0.05	59	0.20
60	1.05	1.04	60	0.05	60	0.21
61	1.12	1.11	61	0.05	61	0.23
62	1.19	1.18	62	0.06	62	0.24
63	1.26	1.25	63	0.06	63	0.26
64	1.34	1.33	64	0.07	64	0.27
65	1.42	1.41	65	0.07	65	0.29
66	1.47	1.46	66	0.07	66	0.30
67	1.54	1.53	67	0.08	67	0.32
68	1.60	1.59	68	0.08	68	0.33
69	1.67	1.66	69	0.08	69	0.35
70	1.74	1.73	70	0.09	70	0.36
71	1.81	1.80	71	0.09	71	0.37
72	1.87	1.86	72	0.09	72	0.39
73	1.94	1.93	73	0.10	73	0.40
74	2.00	1.99	74	0.10	74	0.42
75	2.06	2.05	75	0.10	75	0.43
76	2.15	2.14	76	0.11	76	0.44
77	2.24	2.23	77	0.11	77	0.46
78	2.33	2.32	78	0.11	78	0.47
79	2.42	2.41	79	0.12	79	0.49
80	2.51	2.50	80	0.12	80	0.50
81	2.60	2.59	81	0.12	81	0.51
82	2.69	2.68	82	0.13	82	0.53
83	2.78	2.77	83	0.13	83	0.54
84	2.87	2.86	84	0.13	84	0.56
85	2.96	2.95	85	0.14	85	0.57

FOR ALL POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008

Appendix B

Xcelerator Focus Current Monthly Per Unit Charges (Rate Per Thousand)

Male			Female
Issue Age	Band 2	Band 3	Issue Age	Band 2	Band 3
0	0.10	0.09	0	0.10	0.09
1	0.10	0.09	1	0.10	0.09
2	0.10	0.09	2	0.10	0.09
3	0.10	0.09	3	0.10	0.09
4	0.10	0.09	4	0.10	0.09
5	0.10	0.09	5	0.10	0.09
6	0.10	0.09	6	0.10	0.09
7	0.10	0.09	7	0.10	0.09
8	0.10	0.09	8	0.10	0.09
9	0.10	0.09	9	0.10	0.09
10	0.10	0.09	10	0.10	0.09
11	0.10	0.09	11	0.10	0.09
12	0.10	0.09	12	0.10	0.09
13	0.10	0.09	13	0.10	0.09
14	0.10	0.09	14	0.10	0.09
15	0.10	0.09	15	0.10	0.09
16	0.10	0.09	16	0.10	0.09
17	0.10	0.09	17	0.10	0.09
18	0.11	0.10	18	0.10	0.09
19	0.11	0.10	19	0.10	0.09
20	0.11	0.10	20	0.11	0.10
21	0.11	0.10	21	0.11	0.10
22	0.11	0.10	22	0.11	0.10
23	0.12	0.11	23	0.11	0.10
24	0.12	0.11	24	0.11	0.10
25	0.12	0.11	25	0.11	0.10
26	0.13	0.12	26	0.12	0.11
27	0.13	0.12	27	0.12	0.11
28	0.14	0.13	28	0.13	0.12
29	0.14	0.13	29	0.13	0.12
30	0.15	0.14	30	0.14	0.13
31	0.15	0.14	31	0.14	0.13
32	0.16	0.15	32	0.15	0.14
33	0.16	0.15	33	0.15	0.14
34	0.17	0.16	34	0.16	0.15
35	0.17	0.16	35	0.16	0.15
36	0.18	0.17	36	0.17	0.16
37	0.19	0.18	37	0.19	0.18
38	0.21	0.20	38	0.20	0.19
39	0.22	0.21	39	0.21	0.20
40	0.23	0.22	40	0.23	0.22
41	0.24	0.23	41	0.24	0.23

Xcelerator Focus Current Monthly Per Unit Charges (Rate Per Thousand) Continued

Male			Female
Issue Age	Band 2	Band 3	Issue Age	Band 2	Band 3
42	0.25	0.24	42	0.25	0.24
43	0.27	0.26	43	0.26	0.25
44	0.28	0.27	44	0.28	0.27
45	0.29	0.28	45	0.29	0.28
46	0.31	0.30	46	0.31	0.30
47	0.33	0.32	47	0.33	0.32
48	0.35	0.34	48	0.34	0.33
49	0.37	0.36	49	0.36	0.35
50	0.39	0.38	50	0.38	0.37
51	0.40	0.39	51	0.40	0.39
52	0.42	0.41	52	0.42	0.41
53	0.44	0.43	53	0.43	0.42
54	0.46	0.45	54	0.45	0.44
55	0.48	0.47	55	0.47	0.46
56	0.53	0.52	56	0.51	0.50
57	0.57	0.56	57	0.55	0.54
58	0.62	0.61	58	0.59	0.58
59	0.67	0.66	59	0.63	0.62
60	0.72	0.71	60	0.67	0.66
61	0.76	0.75	61	0.70	0.69
62	0.81	0.80	62	0.74	0.73
63	0.86	0.85	63	0.78	0.77
64	0.90	0.89	64	0.82	0.81
65	0.95	0.94	65	0.86	0.85
66	0.99	0.98	66	0.91	0.90
67	1.04	1.03	67	0.96	0.95
68	1.08	1.07	68	1.01	1.00
69	1.12	1.11	69	1.06	1.05
70	1.17	1.16	70	1.11	1.10
71	1.21	1.20	71	1.16	1.15
72	1.25	1.24	72	1.21	1.20
73	1.29	1.28	73	1.26	1.25
74	1.34	1.33	74	1.31	1.30
75	1.38	1.37	75	1.36	1.35
76	1.47	1.46	76	1.45	1.44
77	1.55	1.54	77	1.53	1.52
78	1.64	1.63	78	1.62	1.61
79	1.72	1.71	79	1.70	1.69
80	1.81	1.80	80	1.79	1.78
81	1.89	1.88	81	1.87	1.86
82	1.98	1.97	82	1.96	1.95
83	2.06	2.05	83	2.04	2.03
84	2.15	2.14	84	2.13	2.12
85	2.23	2.22	85	2.21	2.20

WRL XCELERATOR EXEC

Monthly Per Unit Charges (Rate Per Thousand)

WRL Xcelerator Exec

Duration 1

Tobacco

Issue Age	Male				Female				Unisex
	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4
18	0.18	0.16	0.15	0.15	0.16	0.14	0.14	0.13	0.18	0.16	0.15	0.15
19	0.19	0.17	0.16	0.16	0.16	0.15	0.14	0.14	0.19	0.17	0.16	0.16
20	0.19	0.17	0.17	0.16	0.17	0.15	0.15	0.15	0.19	0.17	0.17	0.16
21	0.20	0.18	0.18	0.17	0.18	0.16	0.16	0.15	0.20	0.18	0.18	0.17
22	0.21	0.19	0.18	0.18	0.18	0.17	0.16	0.16	0.21	0.19	0.18	0.18
23	0.22	0.20	0.19	0.18	0.19	0.17	0.17	0.16	0.22	0.20	0.19	0.18
24	0.23	0.21	0.20	0.19	0.20	0.18	0.18	0.17	0.23	0.21	0.20	0.19
25	0.24	0.21	0.21	0.20	0.21	0.19	0.18	0.18	0.24	0.21	0.21	0.20
26	0.25	0.22	0.21	0.21	0.21	0.19	0.19	0.18	0.25	0.22	0.21	0.21
27	0.26	0.23	0.22	0.21	0.22	0.20	0.19	0.19	0.26	0.23	0.22	0.21
28	0.26	0.24	0.23	0.22	0.23	0.21	0.20	0.20	0.26	0.24	0.23	0.22
29	0.27	0.24	0.23	0.23	0.24	0.21	0.21	0.20	0.27	0.24	0.23	0.23
30	0.28	0.25	0.24	0.23	0.24	0.22	0.21	0.21	0.28	0.25	0.24	0.23
31	0.29	0.26	0.25	0.24	0.25	0.22	0.22	0.21	0.29	0.26	0.25	0.24
32	0.30	0.27	0.26	0.25	0.26	0.23	0.23	0.22	0.30	0.27	0.26	0.25
33	0.31	0.28	0.27	0.26	0.27	0.24	0.24	0.23	0.31	0.28	0.27	0.26
34	0.33	0.29	0.28	0.27	0.28	0.25	0.25	0.24	0.33	0.29	0.28	0.27
35	0.35	0.31	0.30	0.29	0.30	0.26	0.26	0.25	0.35	0.31	0.30	0.29
36	0.37	0.33	0.31	0.30	0.31	0.28	0.27	0.26	0.36	0.33	0.31	0.30
37	0.39	0.35	0.34	0.33	0.33	0.30	0.29	0.28	0.38	0.35	0.34	0.33
38	0.42	0.37	0.36	0.35	0.35	0.32	0.30	0.30	0.41	0.37	0.35	0.35
39	0.45	0.40	0.38	0.37	0.38	0.34	0.32	0.31	0.44	0.39	0.37	0.36
40	0.48	0.43	0.41	0.40	0.40	0.36	0.34	0.33	0.47	0.42	0.40	0.39
41	0.51	0.45	0.44	0.42	0.42	0.38	0.36	0.35	0.50	0.44	0.43	0.41
42	0.54	0.48	0.46	0.45	0.45	0.40	0.38	0.37	0.53	0.47	0.45	0.44
43	0.57	0.51	0.49	0.47	0.47	0.42	0.40	0.39	0.56	0.50	0.48	0.46
44	0.60	0.53	0.51	0.50	0.50	0.44	0.42	0.41	0.59	0.52	0.50	0.49
45	0.62	0.55	0.53	0.51	0.52	0.46	0.44	0.43	0.61	0.54	0.52	0.50
46	0.64	0.57	0.55	0.53	0.54	0.48	0.46	0.45	0.63	0.56	0.54	0.52
47	0.65	0.58	0.56	0.54	0.56	0.50	0.48	0.47	0.64	0.57	0.55	0.53
48	0.66	0.59	0.57	0.55	0.58	0.52	0.50	0.49	0.65	0.58	0.56	0.54
49	0.67	0.60	0.58	0.56	0.61	0.54	0.52	0.50	0.66	0.59	0.57	0.55
50	0.68	0.61	0.58	0.57	0.63	0.56	0.54	0.52	0.68	0.61	0.58	0.57
51	0.69	0.62	0.59	0.57	0.65	0.58	0.56	0.54	0.69	0.62	0.59	0.57
52	0.71	0.63	0.60	0.58	0.67	0.60	0.58	0.56	0.71	0.63	0.60	0.58
53	0.73	0.65	0.62	0.60	0.70	0.62	0.60	0.58	0.73	0.65	0.62	0.60
54	0.75	0.67	0.64	0.62	0.72	0.64	0.62	0.60	0.75	0.67	0.64	0.62
55	0.78	0.69	0.66	0.64	0.75	0.66	0.64	0.62	0.78	0.69	0.66	0.64
56	0.82	0.72	0.69	0.67	0.77	0.68	0.66	0.64	0.82	0.72	0.69	0.67
57	0.86	0.76	0.73	0.71	0.80	0.71	0.68	0.66	0.85	0.76	0.73	0.71
58	0.91	0.80	0.77	0.74	0.83	0.73	0.70	0.68	0.90	0.79	0.76	0.73
59	0.96	0.84	0.81	0.78	0.85	0.75	0.72	0.70	0.95	0.83	0.80	0.77

WRL Xcelerator Exec

Duration 1

Tobacco

Issue Age	Male				Female				Unisex
	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4
60	1.02	0.89	0.85	0.83	0.88	0.77	0.75	0.72	1.01	0.88	0.84	0.82
61	1.07	0.94	0.90	0.87	0.91	0.80	0.77	0.75	1.05	0.93	0.89	0.86
62	1.13	0.99	0.95	0.92	0.94	0.82	0.79	0.77	1.11	0.97	0.93	0.91
63	1.19	1.04	1.00	0.97	0.98	0.85	0.82	0.80	1.17	1.02	0.98	0.95
64	1.25	1.09	1.05	1.02	1.02	0.89	0.85	0.83	1.23	1.07	1.03	1.00
65	1.31	1.14	1.10	1.06	1.06	0.93	0.89	0.86	1.29	1.12	1.08	1.04
66	1.37	1.19	1.15	1.11	1.11	0.97	0.93	0.90	1.34	1.17	1.13	1.09
67	1.43	1.24	1.19	1.16	1.16	1.01	0.97	0.94	1.40	1.22	1.17	1.14
68	1.49	1.29	1.24	1.20	1.22	1.06	1.02	0.99	1.46	1.27	1.22	1.18
69	1.55	1.34	1.29	1.25	1.28	1.11	1.07	1.03	1.52	1.32	1.27	1.23
70	1.61	1.40	1.34	1.30	1.34	1.16	1.12	1.08	1.58	1.38	1.32	1.28
71	1.67	1.45	1.39	1.35	1.40	1.22	1.17	1.13	1.64	1.43	1.37	1.33
72	1.74	1.51	1.45	1.41	1.47	1.28	1.23	1.19	1.71	1.49	1.43	1.39
73	1.81	1.57	1.51	1.46	1.54	1.34	1.28	1.24	1.78	1.55	1.49	1.44
74	1.89	1.64	1.57	1.52	1.61	1.40	1.34	1.30	1.86	1.62	1.55	1.50
75	1.97	1.71	1.64	1.59	1.69	1.46	1.40	1.36	1.94	1.69	1.62	1.57
76	2.05	1.78	1.70	1.65	1.75	1.52	1.45	1.41	2.02	1.75	1.68	1.63
77	2.14	1.85	1.77	1.72	1.82	1.58	1.51	1.47	2.11	1.82	1.74	1.70
78	2.23	1.93	1.85	1.79	1.90	1.65	1.58	1.53	2.20	1.90	1.82	1.76
79	2.33	2.01	1.93	1.87	1.98	1.72	1.64	1.59	2.30	1.98	1.90	1.84
80	2.43	2.10	2.01	1.95	2.07	1.79	1.71	1.66	2.39	2.07	1.98	1.92

WRL Xcelerator Exec

Duration 1

Non-Tobacco

	Male				Female				Unisex
Issue Age	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4
18	0.12	0.11	0.11	0.10	0.11	0.10	0.10	0.10	0.12	0.11	0.11	0.10
19	0.13	0.12	0.11	0.11	0.12	0.11	0.10	0.10	0.13	0.12	0.11	0.11
20	0.13	0.12	0.11	0.11	0.12	0.11	0.10	0.10	0.13	0.12	0.11	0.11
21	0.14	0.12	0.12	0.11	0.12	0.11	0.11	0.10	0.14	0.12	0.12	0.11
22	0.14	0.13	0.12	0.12	0.13	0.11	0.11	0.11	0.14	0.13	0.12	0.12
23	0.14	0.13	0.12	0.12	0.13	0.12	0.11	0.11	0.14	0.13	0.12	0.12
24	0.15	0.13	0.13	0.12	0.13	0.12	0.11	0.11	0.15	0.13	0.13	0.12
25	0.15	0.14	0.13	0.13	0.14	0.12	0.12	0.11	0.15	0.14	0.13	0.13
26	0.16	0.14	0.14	0.13	0.14	0.13	0.12	0.12	0.16	0.14	0.14	0.13
27	0.16	0.15	0.14	0.14	0.15	0.13	0.13	0.12	0.16	0.15	0.14	0.14
28	0.17	0.15	0.14	0.14	0.15	0.14	0.13	0.13	0.17	0.15	0.14	0.14
29	0.17	0.16	0.15	0.15	0.16	0.14	0.13	0.13	0.17	0.16	0.15	0.15
30	0.18	0.16	0.15	0.15	0.16	0.14	0.14	0.13	0.18	0.16	0.15	0.15
31	0.19	0.17	0.16	0.15	0.17	0.15	0.14	0.14	0.19	0.17	0.16	0.15
32	0.19	0.17	0.16	0.16	0.17	0.15	0.15	0.14	0.19	0.17	0.16	0.16
33	0.20	0.18	0.17	0.16	0.18	0.16	0.15	0.15	0.20	0.18	0.17	0.16
34	0.20	0.18	0.17	0.17	0.18	0.16	0.16	0.15	0.20	0.18	0.17	0.17
35	0.21	0.19	0.18	0.17	0.19	0.17	0.16	0.16	0.21	0.19	0.18	0.17
36	0.21	0.19	0.18	0.18	0.19	0.17	0.16	0.16	0.21	0.19	0.18	0.18
37	0.22	0.19	0.19	0.18	0.20	0.18	0.17	0.16	0.22	0.19	0.19	0.18
38	0.22	0.20	0.19	0.18	0.20	0.18	0.17	0.17	0.22	0.20	0.19	0.18
39	0.23	0.20	0.19	0.19	0.21	0.19	0.18	0.17	0.23	0.20	0.19	0.19
40	0.23	0.21	0.20	0.19	0.21	0.19	0.18	0.18	0.23	0.21	0.20	0.19
41	0.24	0.21	0.20	0.20	0.22	0.19	0.19	0.18	0.24	0.21	0.20	0.20
42	0.24	0.22	0.21	0.20	0.22	0.20	0.19	0.18	0.24	0.22	0.21	0.20
43	0.25	0.22	0.21	0.20	0.23	0.20	0.19	0.19	0.25	0.22	0.21	0.20
44	0.25	0.23	0.22	0.21	0.23	0.20	0.20	0.19	0.25	0.23	0.22	0.21
45	0.26	0.23	0.22	0.22	0.23	0.21	0.20	0.19	0.26	0.23	0.22	0.22
46	0.27	0.24	0.23	0.22	0.23	0.21	0.20	0.19	0.27	0.24	0.23	0.22
47	0.28	0.25	0.24	0.23	0.23	0.21	0.20	0.19	0.28	0.25	0.24	0.23
48	0.29	0.26	0.25	0.24	0.23	0.20	0.19	0.19	0.28	0.25	0.24	0.24
49	0.30	0.26	0.25	0.25	0.22	0.20	0.19	0.18	0.29	0.25	0.24	0.24
50	0.31	0.27	0.26	0.26	0.22	0.19	0.19	0.18	0.30	0.26	0.25	0.25
51	0.32	0.28	0.27	0.26	0.22	0.19	0.18	0.18	0.31	0.27	0.26	0.25
52	0.33	0.29	0.28	0.27	0.21	0.19	0.18	0.18	0.32	0.28	0.27	0.26
53	0.34	0.30	0.29	0.28	0.21	0.19	0.18	0.18	0.33	0.29	0.28	0.27
54	0.35	0.31	0.30	0.29	0.22	0.19	0.19	0.18	0.34	0.30	0.29	0.28
55	0.36	0.32	0.31	0.30	0.23	0.20	0.19	0.19	0.35	0.31	0.30	0.29
56	0.38	0.33	0.32	0.31	0.24	0.21	0.20	0.20	0.37	0.32	0.31	0.30
57	0.39	0.34	0.33	0.32	0.26	0.23	0.22	0.21	0.38	0.33	0.32	0.31
58	0.40	0.35	0.34	0.33	0.28	0.25	0.24	0.23	0.39	0.34	0.33	0.32
59	0.41	0.36	0.35	0.34	0.30	0.27	0.26	0.25	0.40	0.35	0.34	0.33

WRL Xcelerator Exec

Duration 1

Non-Tobacco

	Male				Female				Unisex
Issue Age	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4
60	0.42	0.37	0.36	0.35	0.33	0.29	0.28	0.27	0.41	0.36	0.35	0.34
61	0.44	0.38	0.37	0.36	0.35	0.31	0.30	0.29	0.43	0.37	0.36	0.35
62	0.45	0.39	0.38	0.37	0.38	0.33	0.32	0.31	0.44	0.38	0.37	0.36
63	0.46	0.40	0.39	0.38	0.40	0.35	0.34	0.33	0.45	0.40	0.39	0.38
64	0.48	0.42	0.40	0.39	0.42	0.37	0.35	0.34	0.47	0.42	0.40	0.39
65	0.49	0.43	0.41	0.40	0.44	0.38	0.36	0.35	0.49	0.43	0.41	0.40
66	0.50	0.44	0.42	0.41	0.45	0.39	0.37	0.36	0.50	0.44	0.42	0.41
67	0.52	0.45	0.43	0.42	0.45	0.39	0.38	0.37	0.51	0.44	0.43	0.42
68	0.53	0.46	0.45	0.43	0.46	0.40	0.38	0.37	0.52	0.45	0.44	0.42
69	0.55	0.48	0.46	0.44	0.46	0.40	0.39	0.37	0.54	0.47	0.45	0.43
70	0.56	0.49	0.47	0.46	0.46	0.40	0.39	0.37	0.55	0.48	0.46	0.45
71	0.58	0.50	0.48	0.47	0.46	0.40	0.39	0.38	0.57	0.49	0.47	0.46
72	0.59	0.52	0.50	0.48	0.46	0.40	0.39	0.38	0.58	0.51	0.49	0.47
73	0.61	0.53	0.51	0.50	0.47	0.41	0.39	0.38	0.60	0.52	0.50	0.49
74	0.63	0.55	0.53	0.51	0.47	0.41	0.39	0.38	0.61	0.54	0.52	0.50
75	0.65	0.56	0.54	0.52	0.48	0.42	0.40	0.39	0.63	0.55	0.53	0.51
76	0.66	0.58	0.56	0.54	0.49	0.43	0.41	0.40	0.64	0.57	0.55	0.53
77	0.68	0.59	0.57	0.55	0.51	0.44	0.42	0.41	0.66	0.58	0.56	0.54
78	0.70	0.61	0.59	0.57	0.52	0.45	0.43	0.42	0.68	0.59	0.57	0.56
79	0.72	0.63	0.60	0.59	0.53	0.46	0.44	0.43	0.70	0.61	0.58	0.57
80	0.75	0.65	0.62	0.60	0.55	0.47	0.46	0.44	0.73	0.63	0.60	0.58

WRL Xcelerator Exec

Duration 2-8 (Current) / Duration 2+ (Guaranteed)

Tobacco

	Male				Female				Unisex
Issue Age	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4
18	0.31	0.28	0.27	0.26	0.27	0.25	0.24	0.23	0.31	0.28	0.27	0.26
19	0.32	0.29	0.28	0.28	0.28	0.26	0.25	0.24	0.32	0.29	0.28	0.28
20	0.34	0.31	0.30	0.29	0.30	0.27	0.26	0.26	0.34	0.31	0.30	0.29
21	0.36	0.32	0.31	0.30	0.31	0.28	0.28	0.27	0.36	0.32	0.31	0.30
22	0.37	0.34	0.33	0.32	0.33	0.30	0.29	0.28	0.37	0.34	0.33	0.32
23	0.39	0.36	0.34	0.33	0.34	0.31	0.30	0.30	0.39	0.36	0.34	0.33
24	0.41	0.37	0.36	0.35	0.36	0.33	0.32	0.31	0.41	0.37	0.36	0.35
25	0.43	0.39	0.38	0.37	0.38	0.34	0.33	0.32	0.43	0.39	0.38	0.37
26	0.45	0.41	0.40	0.38	0.40	0.36	0.35	0.34	0.45	0.41	0.40	0.38
27	0.47	0.43	0.41	0.40	0.41	0.37	0.36	0.35	0.46	0.42	0.41	0.40
28	0.49	0.45	0.43	0.42	0.43	0.39	0.38	0.37	0.48	0.44	0.43	0.42
29	0.52	0.47	0.45	0.44	0.45	0.40	0.39	0.38	0.51	0.46	0.44	0.43
30	0.54	0.49	0.47	0.45	0.47	0.42	0.41	0.40	0.53	0.48	0.46	0.45
31	0.56	0.51	0.49	0.47	0.49	0.44	0.43	0.42	0.55	0.50	0.48	0.47
32	0.59	0.53	0.51	0.50	0.51	0.46	0.45	0.44	0.58	0.52	0.50	0.49
33	0.62	0.56	0.54	0.52	0.53	0.48	0.47	0.46	0.61	0.55	0.53	0.51
34	0.65	0.59	0.57	0.55	0.56	0.51	0.49	0.48	0.64	0.58	0.56	0.54
35	0.69	0.62	0.60	0.58	0.59	0.54	0.52	0.51	0.68	0.61	0.59	0.57
36	0.74	0.67	0.64	0.62	0.63	0.57	0.55	0.54	0.73	0.66	0.63	0.61
37	0.79	0.71	0.68	0.66	0.67	0.60	0.59	0.57	0.78	0.70	0.67	0.65
38	0.84	0.76	0.73	0.71	0.71	0.64	0.62	0.60	0.83	0.75	0.72	0.70
39	0.90	0.82	0.79	0.76	0.76	0.68	0.66	0.64	0.89	0.81	0.78	0.75
40	0.97	0.87	0.84	0.82	0.80	0.73	0.70	0.68	0.95	0.86	0.83	0.81
41	1.03	0.93	0.89	0.87	0.85	0.77	0.74	0.72	1.01	0.91	0.88	0.86
42	1.09	0.99	0.95	0.92	0.90	0.82	0.78	0.76	1.07	0.97	0.93	0.90
43	1.15	1.04	1.00	0.97	0.95	0.86	0.83	0.80	1.13	1.02	0.98	0.95
44	1.21	1.09	1.05	1.02	1.00	0.91	0.87	0.84	1.19	1.07	1.03	1.00
45	1.26	1.14	1.09	1.06	1.05	0.95	0.91	0.89	1.24	1.12	1.07	1.04
46	1.30	1.17	1.13	1.10	1.10	1.00	0.96	0.93	1.28	1.15	1.11	1.08
47	1.33	1.20	1.15	1.12	1.15	1.04	1.00	0.97	1.31	1.18	1.14	1.11
48	1.35	1.22	1.17	1.14	1.19	1.08	1.04	1.01	1.33	1.21	1.16	1.13
49	1.38	1.24	1.19	1.16	1.24	1.12	1.08	1.04	1.37	1.23	1.18	1.15
50	1.40	1.26	1.21	1.17	1.29	1.16	1.12	1.09	1.39	1.25	1.20	1.16
51	1.42	1.28	1.23	1.19	1.34	1.21	1.16	1.13	1.41	1.27	1.22	1.18
52	1.46	1.31	1.26	1.22	1.39	1.25	1.21	1.17	1.45	1.30	1.26	1.22
53	1.51	1.36	1.30	1.26	1.45	1.31	1.26	1.22	1.50	1.36	1.30	1.26
54	1.57	1.41	1.35	1.31	1.52	1.37	1.32	1.28	1.57	1.41	1.35	1.31
55	1.66	1.49	1.42	1.38	1.59	1.43	1.38	1.34	1.65	1.48	1.42	1.38
56	1.77	1.59	1.52	1.47	1.67	1.50	1.45	1.41	1.76	1.58	1.51	1.46
57	1.89	1.70	1.62	1.58	1.75	1.57	1.52	1.47	1.88	1.69	1.61	1.57
58	2.04	1.82	1.75	1.69	1.84	1.65	1.59	1.55	2.02	1.80	1.73	1.68
59	2.19	1.96	1.88	1.82	1.93	1.73	1.67	1.62	2.16	1.94	1.86	1.80

WRL Xcelerator Exec

Duration 2-8 (Current) / Duration 2+ (Guaranteed)

Tobacco

	Male				Female				Unisex
Issue Age	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4
60	2.35	2.10	2.02	1.96	2.03	1.82	1.75	1.70	2.32	2.07	1.99	1.93
61	2.52	2.25	2.16	2.10	2.13	1.91	1.84	1.78	2.48	2.22	2.13	2.07
62	2.70	2.41	2.31	2.24	2.24	2.01	1.93	1.87	2.65	2.37	2.27	2.20
63	2.88	2.56	2.46	2.39	2.35	2.11	2.03	1.97	2.83	2.52	2.42	2.35
64	3.05	2.71	2.61	2.53	2.47	2.22	2.13	2.07	2.99	2.66	2.56	2.48
65	3.22	2.86	2.76	2.67	2.60	2.33	2.24	2.17	3.16	2.81	2.71	2.62
66	3.38	3.01	2.90	2.81	2.74	2.45	2.35	2.28	3.32	2.95	2.85	2.76
67	3.54	3.14	3.03	2.94	2.88	2.58	2.47	2.40	3.47	3.08	2.97	2.89
68	3.69	3.28	3.16	3.06	3.02	2.70	2.59	2.51	3.62	3.22	3.10	3.01
69	3.84	3.42	3.29	3.19	3.17	2.84	2.72	2.64	3.77	3.36	3.23	3.14
70	4.00	3.56	3.42	3.32	3.33	2.98	2.86	2.77	3.93	3.50	3.36	3.27
71	4.17	3.70	3.56	3.45	3.49	3.13	3.00	2.90	4.10	3.64	3.50	3.40
72	4.35	3.86	3.71	3.60	3.67	3.28	3.15	3.05	4.28	3.80	3.65	3.55
73	4.54	4.03	3.88	3.76	3.85	3.45	3.30	3.20	4.47	3.97	3.82	3.70
74	4.75	4.22	4.05	3.93	4.05	3.62	3.47	3.36	4.68	4.16	3.99	3.87
75	4.98	4.42	4.25	4.12	4.26	3.81	3.65	3.53	4.91	4.36	4.19	4.06
76	5.22	4.63	4.45	4.31	4.45	3.98	3.80	3.68	5.14	4.57	4.39	4.25
77	5.48	4.86	4.67	4.53	4.67	4.17	3.99	3.86	5.40	4.79	4.60	4.46
78	5.75	5.10	4.90	4.75	4.90	4.38	4.19	4.05	5.67	5.03	4.83	4.68
79	6.04	5.35	5.14	4.98	5.14	4.59	4.39	4.25	5.95	5.27	5.07	4.91
80	6.34	5.61	5.40	5.23	5.39	4.82	4.60	4.45	6.25	5.53	5.32	5.15

WRL Xcelerator Exec

Duration 2-8 (Current) / Duration 2+ (Guaranteed)

Non-Tobacco

	Male				Female				Unisex
Issue Age	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4
18	0.22	0.20	0.19	0.19	0.20	0.18	0.17	0.17	0.22	0.20	0.19	0.19
19	0.23	0.21	0.20	0.19	0.21	0.19	0.18	0.17	0.23	0.21	0.20	0.19
20	0.23	0.21	0.20	0.20	0.21	0.19	0.18	0.18	0.23	0.21	0.20	0.20
21	0.24	0.22	0.21	0.20	0.22	0.20	0.19	0.18	0.24	0.22	0.21	0.20
22	0.25	0.23	0.22	0.21	0.22	0.20	0.20	0.19	0.25	0.23	0.22	0.21
23	0.26	0.23	0.22	0.22	0.23	0.21	0.20	0.20	0.26	0.23	0.22	0.22
24	0.27	0.24	0.23	0.23	0.24	0.22	0.21	0.20	0.27	0.24	0.23	0.23
25	0.28	0.25	0.24	0.23	0.25	0.23	0.22	0.21	0.28	0.25	0.24	0.23
26	0.29	0.26	0.25	0.24	0.26	0.24	0.23	0.22	0.29	0.26	0.25	0.24
27	0.30	0.27	0.26	0.25	0.27	0.25	0.24	0.23	0.30	0.27	0.26	0.25
28	0.32	0.29	0.27	0.27	0.28	0.26	0.25	0.24	0.32	0.29	0.27	0.27
29	0.33	0.30	0.29	0.28	0.30	0.27	0.26	0.25	0.33	0.30	0.29	0.28
30	0.34	0.31	0.30	0.29	0.31	0.28	0.27	0.26	0.34	0.31	0.30	0.29
31	0.36	0.33	0.31	0.30	0.32	0.29	0.28	0.27	0.36	0.33	0.31	0.30
32	0.37	0.34	0.33	0.32	0.34	0.30	0.29	0.28	0.37	0.34	0.33	0.32
33	0.39	0.35	0.34	0.33	0.35	0.32	0.30	0.30	0.39	0.35	0.34	0.33
34	0.40	0.36	0.35	0.34	0.36	0.33	0.31	0.31	0.40	0.36	0.35	0.34
35	0.42	0.38	0.36	0.35	0.38	0.34	0.32	0.32	0.42	0.38	0.36	0.35
36	0.43	0.39	0.37	0.36	0.39	0.35	0.33	0.32	0.43	0.39	0.37	0.36
37	0.44	0.40	0.38	0.37	0.40	0.36	0.34	0.33	0.44	0.40	0.38	0.37
38	0.46	0.41	0.40	0.38	0.41	0.37	0.35	0.34	0.46	0.41	0.40	0.38
39	0.47	0.42	0.41	0.40	0.42	0.38	0.36	0.35	0.47	0.42	0.41	0.40
40	0.48	0.43	0.42	0.41	0.43	0.39	0.37	0.36	0.48	0.43	0.42	0.41
41	0.49	0.45	0.43	0.42	0.44	0.40	0.38	0.37	0.49	0.45	0.43	0.42
42	0.50	0.45	0.44	0.43	0.45	0.41	0.39	0.38	0.50	0.45	0.44	0.43
43	0.51	0.46	0.45	0.43	0.46	0.41	0.40	0.39	0.51	0.46	0.45	0.43
44	0.52	0.47	0.45	0.44	0.47	0.42	0.40	0.39	0.52	0.47	0.45	0.44
45	0.53	0.48	0.46	0.45	0.47	0.43	0.41	0.40	0.52	0.48	0.46	0.45
46	0.53	0.48	0.46	0.45	0.47	0.43	0.41	0.40	0.52	0.48	0.46	0.45
47	0.53	0.47	0.46	0.44	0.47	0.42	0.41	0.39	0.52	0.47	0.46	0.44
48	0.52	0.47	0.45	0.44	0.46	0.42	0.40	0.39	0.51	0.47	0.45	0.44
49	0.51	0.46	0.44	0.43	0.45	0.41	0.39	0.38	0.50	0.46	0.44	0.43
50	0.50	0.45	0.43	0.42	0.44	0.40	0.38	0.37	0.49	0.45	0.43	0.42
51	0.49	0.44	0.42	0.41	0.43	0.39	0.38	0.36	0.48	0.44	0.42	0.41
52	0.49	0.44	0.42	0.41	0.43	0.39	0.37	0.36	0.48	0.44	0.42	0.41
53	0.49	0.44	0.42	0.41	0.44	0.39	0.38	0.37	0.49	0.44	0.42	0.41
54	0.50	0.45	0.44	0.42	0.45	0.40	0.39	0.38	0.50	0.45	0.44	0.42
55	0.53	0.48	0.46	0.45	0.47	0.43	0.41	0.40	0.52	0.48	0.46	0.45
56	0.57	0.52	0.50	0.48	0.51	0.46	0.44	0.43	0.56	0.51	0.49	0.48
57	0.63	0.57	0.54	0.53	0.56	0.50	0.48	0.47	0.62	0.56	0.53	0.52
58	0.70	0.63	0.60	0.58	0.62	0.56	0.54	0.52	0.69	0.62	0.59	0.57
59	0.78	0.70	0.67	0.65	0.69	0.62	0.59	0.58	0.77	0.69	0.66	0.64

WRL Xcelerator Exec

Duration 2-8 (Current) / Duration 2+ (Guaranteed)

Non-Tobacco

	Male				Female				Unisex
Issue Age	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4
60	0.86	0.77	0.74	0.71	0.76	0.68	0.66	0.64	0.85	0.76	0.73	0.70
61	0.94	0.84	0.81	0.78	0.83	0.75	0.72	0.70	0.93	0.83	0.80	0.77
62	1.02	0.91	0.87	0.85	0.90	0.81	0.78	0.75	1.01	0.90	0.86	0.84
63	1.09	0.97	0.94	0.91	0.97	0.87	0.83	0.81	1.08	0.96	0.93	0.90
64	1.15	1.03	0.99	0.96	1.02	0.92	0.88	0.85	1.14	1.02	0.98	0.95
65	1.20	1.07	1.03	1.00	1.07	0.95	0.92	0.89	1.19	1.06	1.02	0.99
66	1.23	1.10	1.06	1.03	1.10	0.98	0.94	0.91	1.22	1.09	1.05	1.02
67	1.26	1.12	1.08	1.05	1.12	1.00	0.96	0.93	1.25	1.11	1.07	1.04
68	1.27	1.14	1.09	1.06	1.13	1.01	0.97	0.94	1.26	1.13	1.08	1.05
69	1.28	1.15	1.10	1.07	1.14	1.02	0.98	0.95	1.27	1.14	1.09	1.06
70	1.29	1.15	1.10	1.07	1.14	1.02	0.98	0.95	1.28	1.14	1.09	1.06
71	1.29	1.15	1.11	1.08	1.14	1.02	0.98	0.95	1.28	1.14	1.10	1.07
72	1.30	1.16	1.11	1.08	1.15	1.03	0.99	0.96	1.29	1.15	1.10	1.07
73	1.31	1.17	1.12	1.09	1.16	1.04	1.00	0.97	1.30	1.16	1.11	1.08
74	1.33	1.19	1.14	1.10	1.17	1.05	1.01	0.98	1.31	1.18	1.13	1.09
75	1.35	1.21	1.16	1.13	1.20	1.07	1.03	1.00	1.34	1.20	1.15	1.12
76	1.41	1.26	1.21	1.17	1.24	1.11	1.07	1.04	1.39	1.25	1.20	1.16
77	1.45	1.30	1.25	1.21	1.28	1.15	1.10	1.07	1.43	1.29	1.24	1.20
78	1.50	1.34	1.29	1.25	1.32	1.19	1.14	1.10	1.48	1.33	1.28	1.24
79	1.55	1.38	1.33	1.29	1.37	1.22	1.18	1.14	1.53	1.36	1.32	1.28
80	1.60	1.43	1.37	1.33	1.41	1.26	1.21	1.18	1.58	1.41	1.35	1.32

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008

Appendix C

Inflation Fighter Rider Surrender Charge and Monthly Per Unit Charge Tables for the WRL Xcelerator Focus

The charts below show the surrender charge and monthly per unit charge associated with the Inflation Fighter Rider. These are based on a male, issue age 39, Preferred Elite rate class with an initial specified amount of $500,000.

Year	Age	Specified Amount	Total Surrender Charge (in Dollars)
1	39	500,000	8,175
2	40	517,650	7,416
3	41	535,923	6,278
4	42	554,841	5,716
5	43	574,427	4,326
6	44	594,704	3,713
7	45	615,697	3,087
8	46	637,431	1,623
9	47	659,933	1,744
10	48	683,228	1,872
11	49	707,346	2,008
12	50	732,316	2,155
13	51	758,166	2,313
14	52	784,930	2,484
15	53	812,638	2,670
16	54	841,324	2,874
17	55	871,023	3,095
18	56	901,770	3,335
19	57	933,602	3,597
20	58	966,558	3,883
21	59	1,000,678	4,195
22	60	1,000,678	3,196
23	61	1,000,678	2,451
24	62	1,000,678	1,713
25	63	1,000,678	1,050
26	64	1,000,678	600
27	65	1,000,678	247
28	66	1,000,678	0

The above chart shows (for Focus Policies only) the Policy surrender charge and the surrender charge that applies to each scheduled annual increase. A Focus Policy and each of the scheduled annual increases has a surrender charge that applies for 8 Policy years from the issue date or the date of the scheduled increase.

Year	Age	Specified Amount	Total Per Unit Charge (in dollars)
1	39	500,000	1,320
2	40	517,650	1,369
3	41	535,923	1,421
4	42	554,841	1,478
5	43	574,427	1,542
6	44	594,704	1,610
7	45	615,697	1,683
8	46	637,431	1,764
9	47	659,933	533
10	48	683,228	582
11	49	707,346	636
12	50	732,316	696
13	51	758,166	757
14	52	784,930	824
15	53	812,638	897
16	54	841,324	975
17	55	871,023	1,056
18	56	901,770	1,154
19	57	933,602	1,265
20	58	966,558	1,393
21	59	1,000,678	1,514
22	60	1,000,678	1,383
23	61	1,000,678	1,240
24	62	1,000,678	1,085
25	63	1,000,678	917
26	64	1,000,678	725
27	65	1,000,678	511
28	66	1,000,678	270
29	67	1,000,678	0

The above chart shows Focus Policy monthly per unit charge and the monthly per unit charge that applies to each scheduled annual increase. The Focus Policy and each of the scheduled annual increases has a monthly per unit charge that applies for 8 Policy years from the issue date of the scheduled increase.

Illustrations

The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 10%. The tables illustrate Policy value that would result based on assumptions that you pay the premiums indicated, you do not change your specified amount, and you do not take any cash withdrawals or Policy loans. The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown.

We based the illustration on page 115 on a Focus Policy for an insured who is a 39 year old male in the Preferred Elite rate class (the “representative insured”), annual premium paid on the first day of each Policy year of $5,000, a $500,000 initial specified amount and death benefit Option A. The illustration on that page also assumes cost of insurance charges based on our current cost of insurance rates for the representative insured.

The illustration for the representative insured on page 116 is based on the same factors as those on page 115, except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the Commissioners 2001 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables).

We based the illustration on page 117 on an Exec Policy for an insured who is a 46 year old male in the Standard Non-Tobacco rate class (the “representative insured”) paying an annual premium of $9,000, paid on the first day of each Policy year for durations 1 through 7, a $300,000 initial specified amount and death benefit Option A. The illustration on that page also assumes cost of insurance charges based on our current cost of insurance rates for the representative insured.

The illustration for the representative insured on page 118 is based on the same factors as those on page 117 except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the Commissioners 2001 Standard Ordinary Mortality Tables with no tobacco distinction).

The amounts shown in the illustrations for the death benefits, cash values and net surrender values take into account the amount and timing of all Policy, subaccount and portfolio fees assessed under the Policy. The current illustration uses the current charges, and the guaranteed illustration uses the guaranteed charges. These charges are:

(1)

the daily charge for assuming mortality and expense risks assessed against each subaccount. This charge is equivalent to an annual charge of 0.75% of the average net assets of the subaccounts during the first 15 Policy years (we guarantee to reduce this charge to 0.30% after the first 15 Policy years). We may reduce this charge to 0.00% in the 16th Policy year, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.30% level after the 15th Policy year;

(2)	estimated daily expenses equivalent to an effective average annual expense level of 0.57% of the portfolios’ gross average daily net assets for a Focus Policy or an effective arithmetic average annual expense level of 1.19% of the portfolios’ gross average daily net assets for an Exec Policy. The 0.57% gross average portfolio expense level for a Focus Policy assumes that premiums are allocated to the limited number of designated subaccounts to which your premiums must be allocated during the first Policy year under a Focus Policy in order to qualify for lower monthly per unit charges. The 1.19% gross average portfolio expense level for an Exec Policy assumes an equal allocation of amounts among the 62 subaccounts available to new investors. We use annualized actual audited expenses incurred during 2007 for the portfolios to calculate the gross average annual expense level; and

(3)	the premium expense charge (0% of all premium payments in the first Policy year and 3% of all premiums paid thereafter) and cash value charges for the cost of insurance, the Monthly Policy charge, and the monthly per unit charge.

For the Focus Policy, the net surrender value in a Policy year also reflects the amount you would pay in surrender charges if you surrendered the Policy during that Policy year. We do not deduct a surrender charge under the Exec Policy. Therefore, for the Exec Policy, the net surrender value and the cash value in a given Policy year are the same.

The hypothetical returns shown in the tables are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return. Tax charges that may be attributable to the separate account are not reflected because we are not currently making such charges. If tax charges are deducted in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 10% or cover any tax charges to produce after tax returns of 0%, 6% or 10%. Your actual rates of return for a particular Policy likely will be more or less than the hypothetical investment rates of return. The actual return on your cash value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy’s monthly charges and other charges, the portfolios’ expense ratios, and your loan and withdrawal history, in addition to the actual investment experience of the portfolios.

We will furnish the owner, upon request, a personalized illustration reflecting the proposed insured’s age, gender, risk classification and desired Policy features. Contact your registered representative or our administrative office. (See prospectus back cover – “Inquiries.”)

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008

WRL XCELERATOR FOCUS

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

MALE ISSUE AGE 39

Specified Amount $500,000	Preferred Elite Class
Annual Premium $5,000	Option Type A

Using Current Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.57% (Net)	6% (Gross) 5.43% (Net)	10% (Gross) 9.43% (Net)	0% (Gross) -0.57% (Net)	6% (Gross) 5.43% (Net)	10% (Gross) 9.43% (Net)
1	500,000	500,000	500,000	3,426	3,677	3,844
2	500,000	500,000	500,000	6,637	7,346	7,837
3	500,000	500,000	500,000	9,767	11,148	12,135
4	500,000	500,000	500,000	12,828	15,099	16,779
5	500,000	500,000	500,000	15,826	19,212	21,802
6	500,000	500,000	500,000	18,760	23,494	27,238
7	500,000	500,000	500,000	21,632	27,952	33,121
8	500,000	500,000	500,000	24,440	32,595	39,492
9	500,000	500,000	500,000	28,492	38,778	47,768
10	500,000	500,000	500,000	32,459	45,221	56,734
15	500,000	500,000	500,000	50,858	81,587	114,055
20	500,000	500,000	500,000	67,060	128,313	204,759
25	500,000	500,000	500,000	80,130	187,301	346,977
30 (Age 69)	500,000	500,000	668,929	87,862	261,672	571,734
35 (Age 74)	500,000	500,000	1,005,512	87,526	357,418	922,488
40 (Age 79)	500,000	510,307	1,546,016	74,388	486,007	1,472,397
45 (Age 84)	500,000	689,520	2,443,041	39,325	656,686	2,326,706
50 (Age 89)	*	918,340	3,828,458	*	874,610	3,646,151
55 (Age 94)	*	1,177,834	5,805,255	*	1,154,739	5,691,427
60 (Age 99)	*	1,530,935	8,955,987	*	1,530,935	8,955,987
61 (Age 100)	*	1,619,054	9,805,718	*	1,619,054	9,805,718

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.57% (Net)	6% (Gross) 5.43% (Net)	10% (Gross) 9.43% (Net)	End of Policy Year	0% (Gross) -0.57% (Net)	6% (Gross) 5.43% (Net)	10% (Gross) 9.43% (Net)
1	—	—	—	20	67,060	128,313	204,759
2	—	234	725	25	80,130	187,301	346,977
3	4,044	5,425	6,413	30 (Age 69)	87,862	261,672	571,734
4	7,923	10,194	11,874	35 (Age 74)	87,526	357,418	922,488
5	12,556	15,942	18,532	40 (Age 79)	74,388	486,007	1,472,397
6	16,308	21,042	24,785	45 (Age 84)	39,325	656,686	2,326,706
7	19,997	26,317	31,486	50(Age 89)	*	874,610	3,646,151
8	24,440	32,595	39,492	55 (Age 94)	*	1,154,739	5,691,427
9	28,492	38,778	47,768	60 (Age 99)	*	1,530,935	8,955,987
10	32,459	45,221	56,734	61 (Age 100)	*	1,619,054	9,805,718
15	50,858	81,587	114,055

*	In the absence of an additional payment, the Policy would lapse.

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008

WRL XCELERATOR FOCUS

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

MALE ISSUE AGE 39

Specified Amount $500,000	Preferred Elite Class
Annual Premium $5,000	Option Type A

Using Guaranteed Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.57% (Net)	6% (Gross) 5.43% (Net)	10% (Gross) 9.43% (Net)	0% (Gross) -0.57% (Net)	6% (Gross) 5.43% (Net)	10% (Gross) 9.43% (Net)
1	500,000	500,000	500,000	2,771	3,000	3,154
2	500,000	500,000	500,000	5,311	5,937	6,370
3	500,000	500,000	500,000	7,779	8,970	9,825
4	500,000	500,000	500,000	9,475	1,385	12,806
5	500,000	500,000	500,000	11,059	13,824	15,955
6	500,000	500,000	500,000	12,525	16,277	19,278
7	500,000	500,000	500,000	13,864	18,738	22,783
8	500,000	500,000	500,000	15,078	21,207	26,488
9	500,000	500,000	500,000	16,188	23,707	30,432
10	500,000	500,000	500,000	17,215	26,258	34,657
15	500,000	500,000	500,000	20,251	38,973	60,073
20	500,000	500,000	500,000	17,466	49,699	94,528
25	500,000	500,000	500,000	14,447	64,789	152,372
30 (Age 69)	*	500,000	500,000	*	67,347	232,648
35 (Age 74)	*	500,000	500,000	*	43,708	354,270
40 (Age 79)	*	*	588,082	*	*	560,078
45 (Age 84)	*	*	924,084	*	*	880,080
50 (Age 89)	*	*	1,414,988	*	*	1,347,608
55 (Age 94)	*	*	2,078,696	*	*	2,037,937
60 (Age 99)	*	*	3,177,104	*	*	3,177,104
61 (Age 100)	*	*	3,472,315	*	*	3,472,315

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.57% (Net)	6% (Gross) 5.43% (Net)	10% (Gross) 9.43% (Net)	End of Policy Year	0% (Gross) -0.57% (Net)	6% (Gross) 5.43% (Net)	10% (Gross) 9.43% (Net)
1	2,771	—	—	20	17,466	49,699	94,528
2	5,311	—	—	25	14,447	64,789	152,372
3	7,779	3,248	4,103	30 (Age 69)	*	67,347	232,648
4	9,475	6,480	7,901	35 (Age 74)	*	43,708	354,270
5	11,059	10,554	12,685	40 (Age 79)	*	*	560,078
6	12,525	13,825	16,826	45 (Age 84)	*	*	880,080
7	13,864	17,103	21,148	50 (Age 89)	*	*	1,347,608
8	15,078	21,207	26,488	55 (Age 94)	*	*	2,037,937
9	16,188	23,707	30,432	60 (Age 99)	*	*	3,177,104
10	17,215	26,258	34,657	61 (Age 100)	*	*	3,472,315
15	20,251	38,973	60,073

*	In the absence of an additional payment, the Policy would lapse.

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008

WRL XCELERATOR EXEC

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

MALE ISSUE AGE 46

Specified Amount $300,000	Standard Non-Tobacco Class
Annual Premium $9,000 for 7 yrs	Option Type A

Using Current Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)
1	300,000	300,000	300,000	7,704	8,207	8,543
2	300,000	300,000	300,000	13,993	15,435	16,430
3	300,000	300,000	300,000	20,101	22,895	24,893
4	300,000	300,000	300,000	26,021	30,591	33,971
5	300,000	300,000	300,000	31,768	38,543	43,726
6	300,000	300,000	300,000	37,364	46,784	54,239
7	300,000	300,000	300,000	42,806	55,320	65,566
8	300,000	300,000	300,000	39,519	55,065	68,326
9	300,000	300,000	300,000	37,918	56,486	73,045
10	300,000	300,000	300,000	36,210	57,842	78,038
15	300,000	300,000	300,000	25,578	63,093	107,755
20	300,000	300,000	300,000	12,831	68,847	155,351
25	*	300,000	300,000	*	70,600	227,824
30 (Age 76)	*	300,000	359,052	*	58,973	341,954
35 (Age 81)	*	300,000	542,010	*	22,786	516,200
40 (Age 86)	*	*	814,397	*	*	775,616
45 (Age 91)	*	*	1,215,996	*	*	1,158,091
50 (Age 96)	*	*	1,746,604	*	*	1,746,604
54 (Age 100)	*	*	2,447,756	*	*	2,447,756

NET SURRENDER VALUE

Assuming Hypothetical Gross and Net Annual Investment Return of

End of Policy Year	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)	End of Policy Year	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)
1	7,704	8,207	8,543	15	25,578	63,093	107,755
2	13,993	15,435	16,430	20	12,831	68,847	155,351
3	20,101	22,895	24,893	25	*	70,600	227,824
4	26,021	30,591	33,971	30 (Age 76)	*	58,973	341,954
5	31,768	38,543	43,726	35 (Age 81)	*	22,786	516,200
6	37,364	46,784	54,239	40 (Age 86)	*	*	775,616
7	42,806	55,320	65,566	45 (Age 91)	*	*	1,158,091
8	39,519	55,065	68,326	50 (Age 96)	*	*	1,746,604
9	37,918	56,486	73,045	54 (Age 100)	*	*	2,447,756
10	36,210	57,842	78,038

*	In the absence of an additional payment, the Policy would lapse.

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008

WRL XCELERATOR EXEC

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

MALE ISSUE AGE 46

Specified Amount $300,000	Standard Non-Tobacco Class
Annual Premium $9,000 for 7 yrs	Option Type A

Using Guaranteed Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)
1	300,000	300,000	300,000	7,704	8,207	8,543
2	300,000	300,000	300,000	13,346	14,768	15,752
3	300,000	300,000	300,000	18,850	21,570	23,518
4	300,000	300,000	300,000	24,206	28,612	31,877
5	300,000	300,000	300,000	29,405	35,893	40,869
6	300,000	300,000	300,000	34,432	43,407	50,533
7	300,000	300,000	300,000	39,270	51,149	60,911
8	300,000	300,000	300,000	35,302	49,985	62,572
9	300,000	300,000	300,000	31,227	48,608	64,223
10	300,000	300,000	300,000	27,023	46,989	65,848
15	300,000	300,000	300,000	3,703	34,530	73,397
20	*	300,000	300,000	*	10,221	79,028
25	*	*	300,000	*	*	76,273
30 (Age 76)	*	*	300,000	*	*	51,091
35 (Age 81)	*	*	*	*	*	*
40 (Age 86)	*	*	*	*	*	*
45 (Age 91)	*	*	*	*	*	*
50 (Age 96)	*	*	*	*	*	*
54 (Age 100)	*	*	*	*	*	*

NET SURRENDER VALUE

Assuming Hypothetical Gross and Net Annual Investment Return of

End of Policy Year	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)	End of Policy Year	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)
1	7,704	8,207	8,543	15	3,703	34,530	73,397
2	13,346	14,768	15,752	20	*	10,221	79,028
3	18,850	21,570	23,518	25	*	*	76,273
4	24,206	28,612	31,877	30 (Age 76)	*	*	51,091
5	29,405	35,893	40,869	35 (Age 81)	*	*	*
6	34,432	43,407	50,533	40 (Age 86)	*	*	*
7	39,270	51,149	60,911	45 (Age 91)	*	*	*
8	35,302	49,985	62,572	50 (Age 96)	*	*	*
9	31,227	48,608	64,223	54 (Age 100)	*	*	*
10	27,023	46,989	65,848

*	In the absence of an additional payment, the Policy would lapse.

APPENDICES A, B, C, & D

FOR POLICIES APPLIED FOR BEFORE

OCTOBER 30, 2008 and ISSUED

BEFORE JANUARY 1, 2009

(BASED ON THE 1980 C.S.O. MORTALITY TABLES)

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Appendix A

Xcelerator Focus Surrender Charge Per Thousand of Specified Amount

(Based on the gender and rate class of the insured)

Issue Age	Male Tobacco	Male Non-Tobacco	Male/ Female Juvenile	Female Tobacco	Female Non-Tobacco
0	N/A	N/A	15.29	N/A	N/A
1	N/A	N/A	14.69	N/A	N/A
2	N/A	N/A	14.69	N/A	N/A
3	N/A	N/A	14.26	N/A	N/A
4	N/A	N/A	13.82	N/A	N/A
5	N/A	N/A	13.82	N/A	N/A
6	N/A	N/A	13.82	N/A	N/A
7	N/A	N/A	13.82	N/A	N/A
8	N/A	N/A	13.82	N/A	N/A
9	N/A	N/A	13.82	N/A	N/A
10	N/A	N/A	13.82	N/A	N/A
11	N/A	N/A	13.82	N/A	N/A
12	N/A	N/A	13.82	N/A	N/A
13	N/A	N/A	14.26	N/A	N/A
14	N/A	N/A	14.69	N/A	N/A
15	N/A	N/A	15.12	N/A	N/A
16	N/A	N/A	15.34	N/A	N/A
17	N/A	N/A	15.98	N/A	N/A
18	16.56	15.70		16.56	15.70
19	16.78	15.91		16.78	15.91
20	16.99	16.13		16.99	16.13
21	17.78	16.49		17.35	16.49
22	18.07	16.78		17.64	16.78
23	18.43	17.14		18.00	17.14
24	18.72	17.42		18.72	17.42
25	19.51	17.78		19.08	17.78
26	20.14	18.85		19.71	18.42
27	20.74	19.47		20.32	19.05
28	21.27	20.01		21.27	19.59
29	22.27	21.02		21.85	20.60
30	22.84	21.60		22.43	21.18
31	23.94	22.30		23.12	21.89
32	24.54	23.32		24.14	22.92
33	25.60	23.99		24.80	23.59
34	26.57	24.58		25.77	24.18
35	27.19	25.61		26.40	25.21
36	27.49	25.60		26.73	25.22
37	27.78	25.97		27.06	25.25
38	28.17	26.09		26.78	25.40
39	28.44	26.14		26.80	25.15

Issue Age	Male Tobacco	Male Non-Tobacco	Female Tobacco	Female Non-Tobacco
40	28.55	26.36	26.68	25.12
41	30.63	28.13	28.76	26.88
42	32.81	30.00	30.94	28.76
43	35.20	31.77	33.02	30.10
44	37.91	33.85	35.05	31.02
45	40.35	35.67	36.18	31.97
46	42.64	37.34	37.39	32.99
47	44.93	38.79	38.65	34.09
48	47.22	40.30	39.98	35.24
49	49.82	41.91	41.39	36.45
50	52.73	43.63	42.89	37.77
51	55.33	45.47	44.46	39.14
52	58.81	47.44	46.12	40.61
53	61.98	49.53	47.89	42.19
54	66.09	51.78	49.76	43.84
55	69.26	54.18	51.73	45.62
56	72.53	56.72	53.81	47.50
57	74.10	59.46	55.98	49.50
58	74.10	62.37	58.34	51.66
59	74.10	65.49	60.91	54.00
60	74.10	68.86	63.66	56.51
61	74.10	72.46	66.64	59.24
62	74.10	74.10	69.85	62.17
63	74.10	74.10	73.33	65.34
64	74.10	74.10	74.10	68.74
65	74.10	74.10	74.10	72.38
66 and over	74.10	74.10	74.10	74.10

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 and ISSUED BEFORE JANUARY 1, 2009

Appendix B

Focus Current Monthly Per Unit Charges (Rate Per Thousand)

WRL Xcelerator Focus			Focus		Focus
Issue Age	Band 2	Band 3	Issue Age	PIR+	Issue Age	OIR
0	0.09	0.08	0	0.01	0	0.03
1	0.09	0.08	1	0.01	1	0.03
2	0.09	0.08	2	0.01	2	0.03
3	0.09	0.08	3	0.01	3	0.03
4	0.09	0.08	4	0.01	4	0.03
5	0.09	0.08	5	0.01	5	0.03
6	0.09	0.08	6	0.01	6	0.03
7	0.09	0.08	7	0.01	7	0.03
8	0.09	0.08	8	0.01	8	0.03
9	0.09	0.08	9	0.01	9	0.03
10	0.09	0.08	10	0.01	10	0.03
11	0.09	0.08	11	0.01	11	0.03
12	0.09	0.08	12	0.01	12	0.03
13	0.09	0.08	13	0.01	13	0.03
14	0.09	0.08	14	0.01	14	0.03
15	0.09	0.08	15	0.01	15	0.03
16	0.09	0.08	16	0.01	16	0.03
17	0.09	0.08	17	0.01	17	0.03
18	0.09	0.08	18	0.01	18	0.03
19	0.09	0.08	19	0.01	19	0.03
20	0.09	0.08	20	0.01	20	0.03
21	0.09	0.08	21	0.01	21	0.03
22	0.09	0.08	22	0.01	22	0.03
23	0.09	0.08	23	0.01	23	0.03
24	0.09	0.08	24	0.01	24	0.03
25	0.09	0.08	25	0.01	25	0.03
26	0.09	0.08	26	0.01	26	0.03
27	0.10	0.09	27	0.01	27	0.04
28	0.10	0.09	28	0.01	28	0.04
29	0.11	0.10	29	0.01	29	0.04
30	0.11	0.10	30	0.01	30	0.04
31	0.11	0.10	31	0.01	31	0.04
32	0.12	0.11	32	0.01	32	0.04
33	0.12	0.11	33	0.01	33	0.05
34	0.13	0.12	34	0.01	34	0.05
35	0.13	0.12	35	0.01	35	0.05
36	0.14	0.13	36	0.01	36	0.05
37	0.15	0.14	37	0.01	37	0.06
38	0.16	0.15	38	0.01	38	0.06
39	0.17	0.16	39	0.02	39	0.07
40	0.19	0.18	40	0.02	40	0.07
41	0.20	0.19	41	0.02	41	0.07

WRL Xcelerator Focus			Focus		Focus
Issue Age	Band 2	Band 3	Issue Age	PIR+	Issue Age	OIR
42	0.21	0.20	42	0.02	42	0.08
43	0.22	0.21	43	0.02	43	0.08
44	0.23	0.22	44	0.02	44	0.09
45	0.24	0.23	45	0.02	45	0.09
46	0.25	0.24	46	0.02	46	0.10
47	0.27	0.26	47	0.02	47	0.10
48	0.28	0.27	48	0.03	48	0.11
49	0.29	0.28	49	0.03	49	0.11
50	0.31	0.30	50	0.03	50	0.11
51	0.32	0.31	51	0.03	51	0.12
52	0.33	0.32	52	0.03	52	0.12
53	0.34	0.33	53	0.03	53	0.13
54	0.36	0.35	54	0.03	54	0.14
55	0.37	0.36	55	0.04	55	0.15
56	0.40	0.39	56	0.04	56	0.16
57	0.44	0.43	57	0.04	57	0.17
58	0.47	0.46	58	0.04	58	0.18
59	0.51	0.50	59	0.05	59	0.20
60	0.54	0.53	60	0.05	60	0.21
61	0.57	0.56	61	0.05	61	0.23
62	0.61	0.60	62	0.06	62	0.24
63	0.64	0.63	63	0.06	63	0.26
64	0.68	0.67	64	0.07	64	0.27
65	0.71	0.70	65	0.07	65	0.29
66	0.75	0.74	66	0.07	66	0.30
67	0.79	0.78	67	0.08	67	0.32
68	0.83	0.82	68	0.08	68	0.33
69	0.87	0.86	69	0.08	69	0.35
70	0.92	0.91	70	0.09	70	0.36
71	0.96	0.95	71	0.09	71	0.37
72	1.00	0.99	72	0.09	72	0.39
73	1.04	1.03	73	0.10	73	0.40
74	1.08	1.07	74	0.10	74	0.42
75	1.12	1.11	75	0.10	75	0.43
76	1.19	1.18	76	0.11	76	0.44
77	1.26	1.25	77	0.11	77	0.46
78	1.33	1.32	78	0.11	78	0.47
79	1.40	1.39	79	0.12	79	0.49
80	1.48	1.47	80	0.12	80	0.50
81	1.55	1.54	81	0.12	81	0.51
82	1.62	1.61	82	0.13	82	0.53
83	1.69	1.68	83	0.13	83	0.54
84	1.76	1.75	84	0.13	84	0.56
85	1.83	1.82	85	0.14	85	0.57

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 and ISSUED BEFORE JANUARY 1, 2009

Focus Guaranteed Monthly Per Unit Charges (Rate Per Thousand)

WRL Xcelerator Focus			Focus		Focus
Issue Age	Band 2	Band 3	Issue Age	PIR+	Issue Age	OIR
0	0.13	0.12	0	0.01	0	0.03
1	0.13	0.12	1	0.01	1	0.03
2	0.13	0.12	2	0.01	2	0.03
3	0.13	0.12	3	0.01	3	0.03
4	0.14	0.12	4	0.01	4	0.03
5	0.14	0.12	5	0.01	5	0.03
6	0.14	0.12	6	0.01	6	0.03
7	0.14	0.13	7	0.01	7	0.03
8	0.14	0.13	8	0.01	8	0.03
9	0.14	0.13	9	0.01	9	0.03
10	0.14	0.13	10	0.01	10	0.03
11	0.14	0.13	11	0.01	11	0.03
12	0.14	0.13	12	0.01	12	0.03
13	0.14	0.13	13	0.01	13	0.03
14	0.14	0.13	14	0.01	14	0.03
15	0.14	0.13	15	0.01	15	0.03
16	0.14	0.13	16	0.01	16	0.03
17	0.14	0.13	17	0.01	17	0.03
18	0.14	0.13	18	0.01	18	0.03
19	0.14	0.13	19	0.01	19	0.03
20	0.14	0.13	20	0.01	20	0.03
21	0.14	0.13	21	0.01	21	0.03
22	0.14	0.13	22	0.01	22	0.03
23	0.14	0.13	23	0.01	23	0.03
24	0.15	0.13	24	0.01	24	0.03
25	0.15	0.14	25	0.01	25	0.03
26	0.15	0.14	26	0.01	26	0.03
27	0.16	0.14	27	0.01	27	0.04
28	0.16	0.15	28	0.01	28	0.04
29	0.17	0.16	29	0.01	29	0.04
30	0.17	0.16	30	0.01	30	0.04
31	0.18	0.17	31	0.01	31	0.04
32	0.19	0.18	32	0.01	32	0.04
33	0.20	0.19	33	0.01	33	0.05
34	0.21	0.20	34	0.01	34	0.05
35	0.22	0.21	35	0.01	35	0.05
36	0.23	0.22	36	0.01	36	0.05
37	0.25	0.23	37	0.01	37	0.06
38	0.26	0.25	38	0.01	38	0.06
39	0.28	0.26	39	0.02	39	0.07
40	0.29	0.28	40	0.02	40	0.07
41	0.31	0.30	41	0.02	41	0.07

WRL Xcelerator Focus			Focus		Focus
Issue Age	Band 2	Band 3	Issue Age	PIR+	Issue Age	OIR
42	0.33	0.32	42	0.02	42	0.08
43	0.35	0.33	43	0.02	43	0.08
44	0.37	0.35	44	0.02	44	0.09
45	0.38	0.37	45	0.02	45	0.09
46	0.40	0.39	46	0.02	46	0.10
47	0.42	0.41	47	0.02	47	0.10
48	0.44	0.42	48	0.03	48	0.11
49	0.45	0.44	49	0.03	49	0.11
50	0.47	0.46	50	0.03	50	0.11
51	0.49	0.48	51	0.03	51	0.12
52	0.51	0.50	52	0.03	52	0.12
53	0.54	0.52	53	0.03	53	0.13
54	0.57	0.56	54	0.03	54	0.14
55	0.60	0.59	55	0.04	55	0.15
56	0.65	0.63	56	0.04	56	0.16
57	0.69	0.68	57	0.04	57	0.17
58	0.75	0.74	58	0.04	58	0.18
59	0.80	0.79	59	0.05	59	0.20
60	0.86	0.85	60	0.05	60	0.21
61	0.93	0.91	61	0.05	61	0.23
62	0.99	0.98	62	0.06	62	0.24
63	1.05	1.04	63	0.06	63	0.26
64	1.11	1.10	64	0.07	64	0.27
65	1.17	1.16	65	0.07	65	0.29
66	1.22	1.21	66	0.07	66	0.30
67	1.28	1.27	67	0.08	67	0.32
68	1.34	1.32	68	0.08	68	0.33
69	1.39	1.38	69	0.08	69	0.35
70	1.45	1.44	70	0.09	70	0.36
71	1.51	1.49	71	0.09	71	0.37
72	1.56	1.55	72	0.09	72	0.39
73	1.62	1.61	73	0.10	73	0.40
74	1.67	1.66	74	0.10	74	0.42
75	1.73	1.72	75	0.10	75	0.43
76	1.79	1.77	76	0.11	76	0.44
77	1.84	1.83	77	0.11	77	0.46
78	1.90	1.89	78	0.11	78	0.47
79	1.96	1.94	79	0.12	79	0.49
80	2.01	2.00	80	0.12	80	0.50
81	2.07	2.06	81	0.12	81	0.51
82	2.13	2.11	82	0.13	82	0.53
83	2.18	2.17	83	0.13	83	0.54
84	2.24	2.23	84	0.13	84	0.56
85	2.29	2.28	85	0.14	85	0.57

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 and ISSUED BEFORE JANUARY 1, 2009

Exec Monthly Per Unit Charges (Rate Per Thousand)

WRL Xcelerator Exec

Duration 1

Tobacco

Issue	Male				Female				Unisex
Age	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4
18	0.18	0.16	0.15	0.15	0.16	0.14	0.14	0.13	0.18	0.16	0.15	0.15
19	0.19	0.17	0.16	0.16	0.16	0.15	0.14	0.14	0.19	0.17	0.16	0.16
20	0.19	0.17	0.17	0.16	0.17	0.15	0.15	0.15	0.19	0.17	0.17	0.16
21	0.20	0.18	0.18	0.17	0.18	0.16	0.16	0.15	0.20	0.18	0.18	0.17
22	0.21	0.19	0.18	0.18	0.18	0.17	0.16	0.16	0.21	0.19	0.18	0.18
23	0.22	0.20	0.19	0.18	0.19	0.17	0.17	0.16	0.22	0.20	0.19	0.18
24	0.23	0.21	0.20	0.19	0.20	0.18	0.18	0.17	0.23	0.21	0.20	0.19
25	0.24	0.21	0.21	0.20	0.21	0.19	0.18	0.18	0.24	0.21	0.21	0.20
26	0.25	0.22	0.21	0.21	0.21	0.19	0.19	0.18	0.25	0.22	0.21	0.21
27	0.26	0.23	0.22	0.21	0.22	0.20	0.19	0.19	0.26	0.23	0.22	0.21
28	0.26	0.24	0.23	0.22	0.23	0.21	0.20	0.20	0.26	0.24	0.23	0.22
29	0.27	0.24	0.23	0.23	0.24	0.21	0.21	0.20	0.27	0.24	0.23	0.23
30	0.28	0.25	0.24	0.23	0.24	0.22	0.21	0.21	0.28	0.25	0.24	0.23
31	0.29	0.26	0.25	0.24	0.25	0.22	0.22	0.21	0.29	0.26	0.25	0.24
32	0.30	0.27	0.26	0.25	0.26	0.23	0.23	0.22	0.30	0.27	0.26	0.25
33	0.31	0.28	0.27	0.26	0.27	0.24	0.24	0.23	0.31	0.28	0.27	0.26
34	0.33	0.29	0.28	0.27	0.28	0.25	0.25	0.24	0.33	0.29	0.28	0.27
35	0.35	0.31	0.30	0.29	0.30	0.26	0.26	0.25	0.35	0.31	0.30	0.29
36	0.37	0.33	0.31	0.30	0.31	0.28	0.27	0.26	0.36	0.33	0.31	0.30
37	0.39	0.35	0.34	0.33	0.33	0.30	0.29	0.28	0.38	0.35	0.34	0.33
38	0.42	0.37	0.36	0.35	0.35	0.32	0.30	0.30	0.41	0.37	0.35	0.35
39	0.45	0.40	0.38	0.37	0.38	0.34	0.32	0.31	0.44	0.39	0.37	0.36
40	0.48	0.43	0.41	0.40	0.40	0.36	0.34	0.33	0.47	0.42	0.40	0.39
41	0.51	0.45	0.44	0.42	0.42	0.38	0.36	0.35	0.50	0.44	0.43	0.41
42	0.54	0.48	0.46	0.45	0.45	0.40	0.38	0.37	0.53	0.47	0.45	0.44
43	0.57	0.51	0.49	0.47	0.47	0.42	0.40	0.39	0.56	0.50	0.48	0.46
44	0.60	0.53	0.51	0.50	0.50	0.44	0.42	0.41	0.59	0.52	0.50	0.49
45	0.62	0.55	0.53	0.51	0.52	0.46	0.44	0.43	0.61	0.54	0.52	0.50
46	0.64	0.57	0.55	0.53	0.54	0.48	0.46	0.45	0.63	0.56	0.54	0.52
47	0.65	0.58	0.56	0.54	0.56	0.50	0.48	0.47	0.64	0.57	0.55	0.53
48	0.66	0.59	0.57	0.55	0.58	0.52	0.50	0.49	0.65	0.58	0.56	0.54
49	0.67	0.60	0.58	0.56	0.61	0.54	0.52	0.50	0.66	0.59	0.57	0.55
50	0.68	0.61	0.58	0.57	0.63	0.56	0.54	0.52	0.68	0.61	0.58	0.57
51	0.69	0.62	0.59	0.57	0.65	0.58	0.56	0.54	0.69	0.62	0.59	0.57
52	0.71	0.63	0.60	0.58	0.67	0.60	0.58	0.56	0.71	0.63	0.60	0.58
53	0.73	0.65	0.62	0.60	0.70	0.62	0.60	0.58	0.73	0.65	0.62	0.60
54	0.75	0.67	0.64	0.62	0.72	0.64	0.62	0.60	0.75	0.67	0.64	0.62
55	0.78	0.69	0.66	0.64	0.75	0.66	0.64	0.62	0.78	0.69	0.66	0.64
56	0.82	0.72	0.69	0.67	0.77	0.68	0.66	0.64	0.82	0.72	0.69	0.67
57	0.86	0.76	0.73	0.71	0.80	0.71	0.68	0.66	0.85	0.76	0.73	0.71
58	0.91	0.80	0.77	0.74	0.83	0.73	0.70	0.68	0.90	0.79	0.76	0.73
59	0.96	0.84	0.81	0.78	0.85	0.75	0.72	0.70	0.95	0.83	0.80	0.77

WRL Xcelerator Exec

Duration 1

Tobacco

Issue	Male				Female				Unisex
Age	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4
60	1.02	0.89	0.85	0.83	0.88	0.77	0.75	0.72	1.01	0.88	0.84	0.82
61	1.07	0.94	0.90	0.87	0.91	0.80	0.77	0.75	1.05	0.93	0.89	0.86
62	1.13	0.99	0.95	0.92	0.94	0.82	0.79	0.77	1.11	0.97	0.93	0.91
63	1.19	1.04	1.00	0.97	0.98	0.85	0.82	0.80	1.17	1.02	0.98	0.95
64	1.25	1.09	1.05	1.02	1.02	0.89	0.85	0.83	1.23	1.07	1.03	1.00
65	1.31	1.14	1.10	1.06	1.06	0.93	0.89	0.86	1.29	1.12	1.08	1.04
66	1.37	1.19	1.15	1.11	1.11	0.97	0.93	0.90	1.34	1.17	1.13	1.09
67	1.43	1.24	1.19	1.16	1.16	1.01	0.97	0.94	1.40	1.22	1.17	1.14
68	1.49	1.29	1.24	1.20	1.22	1.06	1.02	0.99	1.46	1.27	1.22	1.18
69	1.55	1.34	1.29	1.25	1.28	1.11	1.07	1.03	1.52	1.32	1.27	1.23
70	1.61	1.40	1.34	1.30	1.34	1.16	1.12	1.08	1.58	1.38	1.32	1.28
71	1.67	1.45	1.39	1.35	1.40	1.22	1.17	1.13	1.64	1.43	1.37	1.33
72	1.74	1.51	1.45	1.41	1.47	1.28	1.23	1.19	1.71	1.49	1.43	1.39
73	1.81	1.57	1.51	1.46	1.54	1.34	1.28	1.24	1.78	1.55	1.49	1.44
74	1.89	1.64	1.57	1.52	1.61	1.40	1.34	1.30	1.86	1.62	1.55	1.50
75	1.97	1.71	1.64	1.59	1.69	1.46	1.40	1.36	1.94	1.69	1.62	1.57
76	2.05	1.78	1.70	1.65	1.75	1.52	1.45	1.41	2.02	1.75	1.68	1.63
77	2.14	1.85	1.77	1.72	1.82	1.58	1.51	1.47	2.11	1.82	1.74	1.70
78	2.23	1.93	1.85	1.79	1.90	1.65	1.58	1.53	2.20	1.90	1.82	1.76
79	2.33	2.01	1.93	1.87	1.98	1.72	1.64	1.59	2.30	1.98	1.90	1.84
80	2.43	2.10	2.01	1.95	2.07	1.79	1.71	1.66	2.39	2.07	1.98	1.92

WRL Xcelerator Exec

Duration 1

Non-Tobacco

Issue	Male				Female				Unisex
Age	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4
18	0.12	0.11	0.11	0.10	0.11	0.10	0.10	0.10	0.12	0.11	0.11	0.10
19	0.13	0.12	0.11	0.11	0.12	0.11	0.10	0.10	0.13	0.12	0.11	0.11
20	0.13	0.12	0.11	0.11	0.12	0.11	0.10	0.10	0.13	0.12	0.11	0.11
21	0.14	0.12	0.12	0.11	0.12	0.11	0.11	0.10	0.14	0.12	0.12	0.11
22	0.14	0.13	0.12	0.12	0.13	0.11	0.11	0.11	0.14	0.13	0.12	0.12
23	0.14	0.13	0.12	0.12	0.13	0.12	0.11	0.11	0.14	0.13	0.12	0.12
24	0.15	0.13	0.13	0.12	0.13	0.12	0.11	0.11	0.15	0.13	0.13	0.12
25	0.15	0.14	0.13	0.13	0.14	0.12	0.12	0.11	0.15	0.14	0.13	0.13
26	0.16	0.14	0.14	0.13	0.14	0.13	0.12	0.12	0.16	0.14	0.14	0.13
27	0.16	0.15	0.14	0.14	0.15	0.13	0.13	0.12	0.16	0.15	0.14	0.14
28	0.17	0.15	0.14	0.14	0.15	0.14	0.13	0.13	0.17	0.15	0.14	0.14
29	0.17	0.16	0.15	0.15	0.16	0.14	0.13	0.13	0.17	0.16	0.15	0.15
30	0.18	0.16	0.15	0.15	0.16	0.14	0.14	0.13	0.18	0.16	0.15	0.15
31	0.19	0.17	0.16	0.15	0.17	0.15	0.14	0.14	0.19	0.17	0.16	0.15
32	0.19	0.17	0.16	0.16	0.17	0.15	0.15	0.14	0.19	0.17	0.16	0.16
33	0.20	0.18	0.17	0.16	0.18	0.16	0.15	0.15	0.20	0.18	0.17	0.16
34	0.20	0.18	0.17	0.17	0.18	0.16	0.16	0.15	0.20	0.18	0.17	0.17
35	0.21	0.19	0.18	0.17	0.19	0.17	0.16	0.16	0.21	0.19	0.18	0.17
36	0.21	0.19	0.18	0.18	0.19	0.17	0.16	0.16	0.21	0.19	0.18	0.18
37	0.22	0.19	0.19	0.18	0.20	0.18	0.17	0.16	0.22	0.19	0.19	0.18
38	0.22	0.20	0.19	0.18	0.20	0.18	0.17	0.17	0.22	0.20	0.19	0.18
39	0.23	0.20	0.19	0.19	0.21	0.19	0.18	0.17	0.23	0.20	0.19	0.19
40	0.23	0.21	0.20	0.19	0.21	0.19	0.18	0.18	0.23	0.21	0.20	0.19
41	0.24	0.21	0.20	0.20	0.22	0.19	0.19	0.18	0.24	0.21	0.20	0.20
42	0.24	0.22	0.21	0.20	0.22	0.20	0.19	0.18	0.24	0.22	0.21	0.20
43	0.25	0.22	0.21	0.20	0.23	0.20	0.19	0.19	0.25	0.22	0.21	0.20
44	0.25	0.23	0.22	0.21	0.23	0.20	0.20	0.19	0.25	0.23	0.22	0.21
45	0.26	0.23	0.22	0.22	0.23	0.21	0.20	0.19	0.26	0.23	0.22	0.22
46	0.27	0.24	0.23	0.22	0.23	0.21	0.20	0.19	0.27	0.24	0.23	0.22
47	0.28	0.25	0.24	0.23	0.23	0.21	0.20	0.19	0.28	0.25	0.24	0.23
48	0.29	0.26	0.25	0.24	0.23	0.20	0.19	0.19	0.28	0.25	0.24	0.24
49	0.30	0.26	0.25	0.25	0.22	0.20	0.19	0.18	0.29	0.25	0.24	0.24
50	0.31	0.27	0.26	0.26	0.22	0.19	0.19	0.18	0.30	0.26	0.25	0.25
51	0.32	0.28	0.27	0.26	0.22	0.19	0.18	0.18	0.31	0.27	0.26	0.25
52	0.33	0.29	0.28	0.27	0.21	0.19	0.18	0.18	0.32	0.28	0.27	0.26
53	0.34	0.30	0.29	0.28	0.21	0.19	0.18	0.18	0.33	0.29	0.28	0.27
54	0.35	0.31	0.30	0.29	0.22	0.19	0.19	0.18	0.34	0.30	0.29	0.28
55	0.36	0.32	0.31	0.30	0.23	0.20	0.19	0.19	0.35	0.31	0.30	0.29
56	0.38	0.33	0.32	0.31	0.24	0.21	0.20	0.20	0.37	0.32	0.31	0.30
57	0.39	0.34	0.33	0.32	0.26	0.23	0.22	0.21	0.38	0.33	0.32	0.31
58	0.40	0.35	0.34	0.33	0.28	0.25	0.24	0.23	0.39	0.34	0.33	0.32
59	0.41	0.36	0.35	0.34	0.30	0.27	0.26	0.25	0.40	0.35	0.34	0.33

WRL Xcelerator Exec

Duration 1

Non-Tobacco

Issue	Male				Female				Unisex
Age	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4
60	0.42	0.37	0.36	0.35	0.33	0.29	0.28	0.27	0.41	0.36	0.35	0.34
61	0.44	0.38	0.37	0.36	0.35	0.31	0.30	0.29	0.43	0.37	0.36	0.35
62	0.45	0.39	0.38	0.37	0.38	0.33	0.32	0.31	0.44	0.38	0.37	0.36
63	0.46	0.40	0.39	0.38	0.40	0.35	0.34	0.33	0.45	0.40	0.39	0.38
64	0.48	0.42	0.40	0.39	0.42	0.37	0.35	0.34	0.47	0.42	0.40	0.39
65	0.49	0.43	0.41	0.40	0.44	0.38	0.36	0.35	0.49	0.43	0.41	0.40
66	0.50	0.44	0.42	0.41	0.45	0.39	0.37	0.36	0.50	0.44	0.42	0.41
67	0.52	0.45	0.43	0.42	0.45	0.39	0.38	0.37	0.51	0.44	0.43	0.42
68	0.53	0.46	0.45	0.43	0.46	0.40	0.38	0.37	0.52	0.45	0.44	0.42
69	0.55	0.48	0.46	0.44	0.46	0.40	0.39	0.37	0.54	0.47	0.45	0.43
70	0.56	0.49	0.47	0.46	0.46	0.40	0.39	0.37	0.55	0.48	0.46	0.45
71	0.58	0.50	0.48	0.47	0.46	0.40	0.39	0.38	0.57	0.49	0.47	0.46
72	0.59	0.52	0.50	0.48	0.46	0.40	0.39	0.38	0.58	0.51	0.49	0.47
73	0.61	0.53	0.51	0.50	0.47	0.41	0.39	0.38	0.60	0.52	0.50	0.49
74	0.63	0.55	0.53	0.51	0.47	0.41	0.39	0.38	0.61	0.54	0.52	0.50
75	0.65	0.56	0.54	0.52	0.48	0.42	0.40	0.39	0.63	0.55	0.53	0.51
76	0.66	0.58	0.56	0.54	0.49	0.43	0.41	0.40	0.64	0.57	0.55	0.53
77	0.68	0.59	0.57	0.55	0.51	0.44	0.42	0.41	0.66	0.58	0.56	0.54
78	0.70	0.61	0.59	0.57	0.52	0.45	0.43	0.42	0.68	0.59	0.57	0.56
79	0.72	0.63	0.60	0.59	0.53	0.46	0.44	0.43	0.70	0.61	0.58	0.57
80	0.75	0.65	0.62	0.60	0.55	0.47	0.46	0.44	0.73	0.63	0.60	0.58

WRL Xcelerator Exec

Duration 2-8 (Current) / Duration 2+ (Guaranteed)

Tobacco

Issue	Male				Female				Unisex
Age	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4
18	0.31	0.28	0.27	0.26	0.27	0.25	0.24	0.23	0.31	0.28	0.27	0.26
19	0.32	0.29	0.28	0.28	0.28	0.26	0.25	0.24	0.32	0.29	0.28	0.28
20	0.34	0.31	0.30	0.29	0.30	0.27	0.26	0.26	0.34	0.31	0.30	0.29
21	0.36	0.32	0.31	0.30	0.31	0.28	0.28	0.27	0.36	0.32	0.31	0.30
22	0.37	0.34	0.33	0.32	0.33	0.30	0.29	0.28	0.37	0.34	0.33	0.32
23	0.39	0.36	0.34	0.33	0.34	0.31	0.30	0.30	0.39	0.36	0.34	0.33
24	0.41	0.37	0.36	0.35	0.36	0.33	0.32	0.31	0.41	0.37	0.36	0.35
25	0.43	0.39	0.38	0.37	0.38	0.34	0.33	0.32	0.43	0.39	0.38	0.37
26	0.45	0.41	0.40	0.38	0.40	0.36	0.35	0.34	0.45	0.41	0.40	0.38
27	0.47	0.43	0.41	0.40	0.41	0.37	0.36	0.35	0.46	0.42	0.41	0.40
28	0.49	0.45	0.43	0.42	0.43	0.39	0.38	0.37	0.48	0.44	0.43	0.42
29	0.52	0.47	0.45	0.44	0.45	0.40	0.39	0.38	0.51	0.46	0.44	0.43
30	0.54	0.49	0.47	0.45	0.47	0.42	0.41	0.40	0.53	0.48	0.46	0.45
31	0.56	0.51	0.49	0.47	0.49	0.44	0.43	0.42	0.55	0.50	0.48	0.47
32	0.59	0.53	0.51	0.50	0.51	0.46	0.45	0.44	0.58	0.52	0.50	0.49
33	0.62	0.56	0.54	0.52	0.53	0.48	0.47	0.46	0.61	0.55	0.53	0.51
34	0.65	0.59	0.57	0.55	0.56	0.51	0.49	0.48	0.64	0.58	0.56	0.54
35	0.69	0.62	0.60	0.58	0.59	0.54	0.52	0.51	0.68	0.61	0.59	0.57
36	0.74	0.67	0.64	0.62	0.63	0.57	0.55	0.54	0.73	0.66	0.63	0.61
37	0.79	0.71	0.68	0.66	0.67	0.60	0.59	0.57	0.78	0.70	0.67	0.65
38	0.84	0.76	0.73	0.71	0.71	0.64	0.62	0.60	0.83	0.75	0.72	0.70
39	0.90	0.82	0.79	0.76	0.76	0.68	0.66	0.64	0.89	0.81	0.78	0.75
40	0.97	0.87	0.84	0.82	0.80	0.73	0.70	0.68	0.95	0.86	0.83	0.81
41	1.03	0.93	0.89	0.87	0.85	0.77	0.74	0.72	1.01	0.91	0.88	0.86
42	1.09	0.99	0.95	0.92	0.90	0.82	0.78	0.76	1.07	0.97	0.93	0.90
43	1.15	1.04	1.00	0.97	0.95	0.86	0.83	0.80	1.13	1.02	0.98	0.95
44	1.21	1.09	1.05	1.02	1.00	0.91	0.87	0.84	1.19	1.07	1.03	1.00
45	1.26	1.14	1.09	1.06	1.05	0.95	0.91	0.89	1.24	1.12	1.07	1.04
46	1.30	1.17	1.13	1.10	1.10	1.00	0.96	0.93	1.28	1.15	1.11	1.08
47	1.33	1.20	1.15	1.12	1.15	1.04	1.00	0.97	1.31	1.18	1.14	1.11
48	1.35	1.22	1.17	1.14	1.19	1.08	1.04	1.01	1.33	1.21	1.16	1.13
49	1.38	1.24	1.19	1.16	1.24	1.12	1.08	1.04	1.37	1.23	1.18	1.15
50	1.40	1.26	1.21	1.17	1.29	1.16	1.12	1.09	1.39	1.25	1.20	1.16
51	1.42	1.28	1.23	1.19	1.34	1.21	1.16	1.13	1.41	1.27	1.22	1.18
52	1.46	1.31	1.26	1.22	1.39	1.25	1.21	1.17	1.45	1.30	1.26	1.22
53	1.51	1.36	1.30	1.26	1.45	1.31	1.26	1.22	1.50	1.36	1.30	1.26
54	1.57	1.41	1.35	1.31	1.52	1.37	1.32	1.28	1.57	1.41	1.35	1.31
55	1.66	1.49	1.42	1.38	1.59	1.43	1.38	1.34	1.65	1.48	1.42	1.38
56	1.77	1.59	1.52	1.47	1.67	1.50	1.45	1.41	1.76	1.58	1.51	1.46
57	1.89	1.70	1.62	1.58	1.75	1.57	1.52	1.47	1.88	1.69	1.61	1.57
58	2.04	1.82	1.75	1.69	1.84	1.65	1.59	1.55	2.02	1.80	1.73	1.68
59	2.19	1.96	1.88	1.82	1.93	1.73	1.67	1.62	2.16	1.94	1.86	1.80

WRL Xcelerator Exec

Duration 2-8 (Current) / Duration 2+ (Guaranteed)

Tobacco

	Male				Female				Unisex
Issue Age	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4
60	2.35	2.10	2.02	1.96	2.03	1.82	1.75	1.70	2.32	2.07	1.99	1.93
61	2.52	2.25	2.16	2.10	2.13	1.91	1.84	1.78	2.48	2.22	2.13	2.07
62	2.70	2.41	2.31	2.24	2.24	2.01	1.93	1.87	2.65	2.37	2.27	2.20
63	2.88	2.56	2.46	2.39	2.35	2.11	2.03	1.97	2.83	2.52	2.42	2.35
64	3.05	2.71	2.61	2.53	2.47	2.22	2.13	2.07	2.99	2.66	2.56	2.48
65	3.22	2.86	2.76	2.67	2.60	2.33	2.24	2.17	3.16	2.81	2.71	2.62
66	3.38	3.01	2.90	2.81	2.74	2.45	2.35	2.28	3.32	2.95	2.85	2.76
67	3.54	3.14	3.03	2.94	2.88	2.58	2.47	2.40	3.47	3.08	2.97	2.89
68	3.69	3.28	3.16	3.06	3.02	2.70	2.59	2.51	3.62	3.22	3.10	3.01
69	3.84	3.42	3.29	3.19	3.17	2.84	2.72	2.64	3.77	3.36	3.23	3.14
70	4.00	3.56	3.42	3.32	3.33	2.98	2.86	2.77	3.93	3.50	3.36	3.27
71	4.17	3.70	3.56	3.45	3.49	3.13	3.00	2.90	4.10	3.64	3.50	3.40
72	4.35	3.86	3.71	3.60	3.67	3.28	3.15	3.05	4.28	3.80	3.65	3.55
73	4.54	4.03	3.88	3.76	3.85	3.45	3.30	3.20	4.47	3.97	3.82	3.70
74	4.75	4.22	4.05	3.93	4.05	3.62	3.47	3.36	4.68	4.16	3.99	3.87
75	4.98	4.42	4.25	4.12	4.26	3.81	3.65	3.53	4.91	4.36	4.19	4.06
76	5.22	4.63	4.45	4.31	4.45	3.98	3.80	3.68	5.14	4.57	4.39	4.25
77	5.48	4.86	4.67	4.53	4.67	4.17	3.99	3.86	5.40	4.79	4.60	4.46
78	5.75	5.10	4.90	4.75	4.90	4.38	4.19	4.05	5.67	5.03	4.83	4.68
79	6.04	5.35	5.14	4.98	5.14	4.59	4.39	4.25	5.95	5.27	5.07	4.91
80	6.34	5.61	5.40	5.23	5.39	4.82	4.60	4.45	6.25	5.53	5.32	5.15

WRL Xcelerator Exec

Duration 2-8 (Current) / Duration 2+ (Guaranteed)

Non-Tobacco

	Male				Female				Unisex
Issue Age	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4
18	0.22	0.20	0.19	0.19	0.20	0.18	0.17	0.17	0.22	0.20	0.19	0.19
19	0.23	0.21	0.20	0.19	0.21	0.19	0.18	0.17	0.23	0.21	0.20	0.19
20	0.23	0.21	0.20	0.20	0.21	0.19	0.18	0.18	0.23	0.21	0.20	0.20
21	0.24	0.22	0.21	0.20	0.22	0.20	0.19	0.18	0.24	0.22	0.21	0.20
22	0.25	0.23	0.22	0.21	0.22	0.20	0.20	0.19	0.25	0.23	0.22	0.21
23	0.26	0.23	0.22	0.22	0.23	0.21	0.20	0.20	0.26	0.23	0.22	0.22
24	0.27	0.24	0.23	0.23	0.24	0.22	0.21	0.20	0.27	0.24	0.23	0.23
25	0.28	0.25	0.24	0.23	0.25	0.23	0.22	0.21	0.28	0.25	0.24	0.23
26	0.29	0.26	0.25	0.24	0.26	0.24	0.23	0.22	0.29	0.26	0.25	0.24
27	0.30	0.27	0.26	0.25	0.27	0.25	0.24	0.23	0.30	0.27	0.26	0.25
28	0.32	0.29	0.27	0.27	0.28	0.26	0.25	0.24	0.32	0.29	0.27	0.27
29	0.33	0.30	0.29	0.28	0.30	0.27	0.26	0.25	0.33	0.30	0.29	0.28
30	0.34	0.31	0.30	0.29	0.31	0.28	0.27	0.26	0.34	0.31	0.30	0.29
31	0.36	0.33	0.31	0.30	0.32	0.29	0.28	0.27	0.36	0.33	0.31	0.30
32	0.37	0.34	0.33	0.32	0.34	0.30	0.29	0.28	0.37	0.34	0.33	0.32
33	0.39	0.35	0.34	0.33	0.35	0.32	0.30	0.30	0.39	0.35	0.34	0.33
34	0.40	0.36	0.35	0.34	0.36	0.33	0.31	0.31	0.40	0.36	0.35	0.34
35	0.42	0.38	0.36	0.35	0.38	0.34	0.32	0.32	0.42	0.38	0.36	0.35
36	0.43	0.39	0.37	0.36	0.39	0.35	0.33	0.32	0.43	0.39	0.37	0.36
37	0.44	0.40	0.38	0.37	0.40	0.36	0.34	0.33	0.44	0.40	0.38	0.37
38	0.46	0.41	0.40	0.38	0.41	0.37	0.35	0.34	0.46	0.41	0.40	0.38
39	0.47	0.42	0.41	0.40	0.42	0.38	0.36	0.35	0.47	0.42	0.41	0.40
40	0.48	0.43	0.42	0.41	0.43	0.39	0.37	0.36	0.48	0.43	0.42	0.41
41	0.49	0.45	0.43	0.42	0.44	0.40	0.38	0.37	0.49	0.45	0.43	0.42
42	0.50	0.45	0.44	0.43	0.45	0.41	0.39	0.38	0.50	0.45	0.44	0.43
43	0.51	0.46	0.45	0.43	0.46	0.41	0.40	0.39	0.51	0.46	0.45	0.43
44	0.52	0.47	0.45	0.44	0.47	0.42	0.40	0.39	0.52	0.47	0.45	0.44
45	0.53	0.48	0.46	0.45	0.47	0.43	0.41	0.40	0.52	0.48	0.46	0.45
46	0.53	0.48	0.46	0.45	0.47	0.43	0.41	0.40	0.52	0.48	0.46	0.45
47	0.53	0.47	0.46	0.44	0.47	0.42	0.41	0.39	0.52	0.47	0.46	0.44
48	0.52	0.47	0.45	0.44	0.46	0.42	0.40	0.39	0.51	0.47	0.45	0.44
49	0.51	0.46	0.44	0.43	0.45	0.41	0.39	0.38	0.50	0.46	0.44	0.43
50	0.50	0.45	0.43	0.42	0.44	0.40	0.38	0.37	0.49	0.45	0.43	0.42
51	0.49	0.44	0.42	0.41	0.43	0.39	0.38	0.36	0.48	0.44	0.42	0.41
52	0.49	0.44	0.42	0.41	0.43	0.39	0.37	0.36	0.48	0.44	0.42	0.41
53	0.49	0.44	0.42	0.41	0.44	0.39	0.38	0.37	0.49	0.44	0.42	0.41
54	0.50	0.45	0.44	0.42	0.45	0.40	0.39	0.38	0.50	0.45	0.44	0.42
55	0.53	0.48	0.46	0.45	0.47	0.43	0.41	0.40	0.52	0.48	0.46	0.45
56	0.57	0.52	0.50	0.48	0.51	0.46	0.44	0.43	0.56	0.51	0.49	0.48
57	0.63	0.57	0.54	0.53	0.56	0.50	0.48	0.47	0.62	0.56	0.53	0.52
58	0.70	0.63	0.60	0.58	0.62	0.56	0.54	0.52	0.69	0.62	0.59	0.57
59	0.78	0.70	0.67	0.65	0.69	0.62	0.59	0.58	0.77	0.69	0.66	0.64

WRL Xcelerator Exec

Duration 2-8 (Current) / Duration 2+ (Guaranteed)

Non-Tobacco

	Male				Female				Unisex
Issue Age	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4	Band 1	Band 2	Band 3	Band 4
60	0.86	0.77	0.74	0.71	0.76	0.68	0.66	0.64	0.85	0.76	0.73	0.70
61	0.94	0.84	0.81	0.78	0.83	0.75	0.72	0.70	0.93	0.83	0.80	0.77
62	1.02	0.91	0.87	0.85	0.90	0.81	0.78	0.75	1.01	0.90	0.86	0.84
63	1.09	0.97	0.94	0.91	0.97	0.87	0.83	0.81	1.08	0.96	0.93	0.90
64	1.15	1.03	0.99	0.96	1.02	0.92	0.88	0.85	1.14	1.02	0.98	0.95
65	1.20	1.07	1.03	1.00	1.07	0.95	0.92	0.89	1.19	1.06	1.02	0.99
66	1.23	1.10	1.06	1.03	1.10	0.98	0.94	0.91	1.22	1.09	1.05	1.02
67	1.26	1.12	1.08	1.05	1.12	1.00	0.96	0.93	1.25	1.11	1.07	1.04
68	1.27	1.14	1.09	1.06	1.13	1.01	0.97	0.94	1.26	1.13	1.08	1.05
69	1.28	1.15	1.10	1.07	1.14	1.02	0.98	0.95	1.27	1.14	1.09	1.06
70	1.29	1.15	1.10	1.07	1.14	1.02	0.98	0.95	1.28	1.14	1.09	1.06
71	1.29	1.15	1.11	1.08	1.14	1.02	0.98	0.95	1.28	1.14	1.10	1.07
72	1.30	1.16	1.11	1.08	1.15	1.03	0.99	0.96	1.29	1.15	1.10	1.07
73	1.31	1.17	1.12	1.09	1.16	1.04	1.00	0.97	1.30	1.16	1.11	1.08
74	1.33	1.19	1.14	1.10	1.17	1.05	1.01	0.98	1.31	1.18	1.13	1.09
75	1.35	1.21	1.16	1.13	1.20	1.07	1.03	1.00	1.34	1.20	1.15	1.12
76	1.41	1.26	1.21	1.17	1.24	1.11	1.07	1.04	1.39	1.25	1.20	1.16
77	1.45	1.30	1.25	1.21	1.28	1.15	1.10	1.07	1.43	1.29	1.24	1.20
78	1.50	1.34	1.29	1.25	1.32	1.19	1.14	1.10	1.48	1.33	1.28	1.24
79	1.55	1.38	1.33	1.29	1.37	1.22	1.18	1.14	1.53	1.36	1.32	1.28
80	1.60	1.43	1.37	1.33	1.41	1.26	1.21	1.18	1.58	1.41	1.35	1.32

FOR POLICIES APPLIED FOR ON OR AFTER OCTOBER 30, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Appendix C

Inflation Fighter Rider Surrender Charge and Monthly Per Unit Charge Tables for the WRL Xcelerator Focus

The charts below show (for Focus Policies only) the surrender charge and monthly per unit charge associated with the Inflation Fighter Rider. These are based on a male, issue age 39, Preferred Elite rate class with an initial specified amount of $500,000.

Year	Age	Specified Amount	Total Surrender Charge (in Dollars)
1	39	500,000	13,070
2	40	517,650	11,836
3	41	535,923	10,012
4	42	554,841	9,121
5	43	574,427	6,915
6	44	594,704	5,966
7	45	615,697	4,999
8	46	637,431	2,701
9	47	659,933	2,939
10	48	683,228	3,186
11	49	707,346	3,443
12	50	732,316	3,715
13	51	758,166	4,006
14	52	784,930	4,320
15	53	812,638	4,662
16	54	841,324	5,035
17	55	871,023	5,445
18	56	901,770	5,892
19	57	933,602	6,383
20	58	966,558	6,921
21	59	1,000,678	7,511
22	60	1,000,678	5,728
23	61	1,000,678	4,400
24	62	1,000,678	3,080
25	63	1,000,678	1,889
26	64	1,000,678	1,081
27	65	1,000,678	447
28	66	1,000,678	0

The above chart shows (for Focus Policies only) the Policy surrender charge and the surrender charge that applies to each scheduled annual increase. A Focus Policy and each of the scheduled annual increases has a surrender charge that applies for 8 Policy years from the issue date or the date of the scheduled increase.

Year	Age	Specified Amount	Total Per Unit Charge (in dollars)
1	39	500,000	1,020
2	40	517,650	1,060
3	41	535,923	1,104
4	42	554,841	1,152
5	43	574,427	1,203
6	44	594,704	1,259
7	45	615,697	1,320
8	46	637,431	1,385
9	47	659,933	438
10	48	683,228	476
11	49	707,346	516
12	50	732,316	561
13	51	758,166	609
14	52	784,930	659
15	53	812,638	711
16	54	841,324	770
17	55	871,023	829
18	56	901,770	898
19	57	933,602	983
20	58	966,558	1,076
21	59	1,000,678	1,156
22	60	1,000,678	1,053
23	61	1,000,678	944
24	62	1,000,678	823
25	63	1,000,678	695
26	64	1,000,678	551
27	65	1,000,678	387
28	66	1,000,678	205
29	67	1,000,678	0

The above chart shows (for Focus Policies only) the current Policy monthly per unit charge and the monthly per unit charge that applies to each scheduled annual increase. A Focus Policy and each of the scheduled annual increases has a monthly per unit charge that applies for 8 Policy years from the issue date or the date of the scheduled increase.

Appendix D

Illustrations

The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 10%. The tables illustrate Policy value that would result based on assumptions that you pay the premiums indicated, you do not change your specified amount, and you do not take any cash withdrawals or Policy loans. The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown.

We based the illustration on page 138 on a Focus Policy for an insured who is a 39 year old male in the Preferred Elite rate class (the “representative insured”), annual premium paid on the first day of each Policy year of $5,000, a $500,000 initial specified amount and death benefit Option A. The illustration on that page also assumes cost of insurance charges based on our current cost of insurance rates for the representative insured.

The illustration for the representative insured on page 139 is based on the same factors as those on page 138, except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the Commissioners 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables).

We based the illustration on page 140 on an Exec Policy for an insured who is a 46 year old male in the Standard Non-Tobacco rate class (the “representative insured”) paying an annual premium of $9,000, paid on the first day of each Policy year for durations 1 through 7, a $300,000 initial specified amount and death benefit Option A. The illustration on that page also assumes cost of insurance charges based on our current cost of insurance rates for the representative insured.

The illustration for the representative insured on page 141 is based on the same factors as those on page 140, except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the Commissioners 1980 Standard Ordinary Mortality Tables with no tobacco distinction).

The amounts shown in the illustrations for the death benefits, cash values and net surrender values take into account the amount and timing of all Policy, subaccount and portfolio fees assessed under the Policy. The current illustration uses the current charges, and the guaranteed illustration uses the guaranteed charges. These charges are:

(1)

the daily charge for assuming mortality and expense risks assessed against each subaccount. This charge is equivalent to an annual charge of 0.75% of the average net assets of the subaccounts during the first 15 Policy years (we guarantee to reduce this charge to 0.30% after the first 15 Policy years). We may reduce this charge to 0.00% in the 16th Policy year, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.30% level after the 15th Policy year;

(2)	estimated daily expenses equivalent to an effective average annual expense level of 0.57% of the portfolios’ gross average daily net assets for a Focus Policy or an effective arithmetic average annual expense level of 1.19% of the portfolios’ gross average daily net assets for an Exec Policy. The 0.57% gross average portfolio expense level for a Focus Policy assumes that premiums are allocated to the limited number of designated subaccounts to which your premiums must be allocated during the first Policy year under a Focus Policy in order to qualify for lower monthly per unit charges. The 1.19% gross average portfolio expense level for an Exec Policy assumes an equal allocation of amounts among the 62 subaccounts available to new investors. We use annualized actual audited expenses incurred during 2007 for the portfolios to calculate the gross average annual expense level; and

(3)	the premium expense charge (0% of all premium payments in the first Policy year and 3% of all premiums paid thereafter) and cash value charges for the cost of insurance, the Monthly Policy charge and the monthly per unit charge.

The net surrender value in a Policy year also reflects the amount you would pay in surrender charges if you surrendered Focus Policy during that Policy year. We do not deduct a surrender charge under the Exec Policy. Therefore, for the Exec Policies, the net surrender value and the cash value in a given Policy year are the same.

The hypothetical returns shown in the tables are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return. Tax charges that may be attributable to the separate account are not reflected because we are not currently making such charges. If tax charges are deducted in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 10% or cover any tax charges to produce after tax returns of 0%, 6% or 10%. Your actual rates of return for a particular Policy likely will be more or less than the hypothetical investment rates of return. The actual return on your cash value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy’s monthly charges and other charges, the portfolios’ expense ratios, and your loan and withdrawal history, in addition to the actual investment experience of the portfolios.

We will furnish the owner, upon request, a personalized illustration reflecting the proposed insured’s age, gender, risk classification and desired Policy features. Contact your registered representative or our administrative office. (See prospectus back cover – Inquiries.)

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 and ISSUED BEFORE JANUARY 1, 2009

WRL XCELERATOR FOCUS

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

MALE ISSUE AGE 39

Specified Amount $500,000	Preferred Elite Class
Annual Premium $5,000	Option Type A

Using Current Cost of Insurance Rates

	DEATH BENEFIT			CASH VALUE
	Assuming Hypothetical Gross and Net Annual Investment Return of			Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.57% (Net)	6% (Gross) 5.43% (Net)	10% (Gross) 9.43% (Net)	0% (Gross) -0.57% (Net)	6% (Gross) 5.43% (Net)	10% (Gross) 9.43% (Net)
1	500,000	500,000	500,000	3,707	3,967	4,141
2	500,000	500,000	500,000	7,184	7,929	8,444
3	500,000	500,000	500,000	10,557	12,016	13,058
4	500,000	500,000	500,000	13,844	16,253	18,032
5	500,000	500,000	500,000	17,053	20,652	23,402
6	500,000	500,000	500,000	20,184	25,222	29,202
7	500,000	500,000	500,000	23,236	29,969	35,470
8	500,000	500,000	500,000	26,211	34,902	42,247
9	500,000	500,000	500,000	30,113	41,066	50,636
10	500,000	500,000	500,000	33,917	47,475	59,711
15	500,000	500,000	500,000	51,185	83,303	117,422
20	500,000	500,000	500,000	67,632	130,828	210,350
25	500,000	500,000	500,000	80,386	190,374	355,776
30 (Age 69)	500,000	500,000	685,139	87,646	265,499	585,589
35 (Age 74)	500,000	500,000	1,028,929	86,469	362,313	943,972
40 (Age 79)	500,000	517,323	1,581,114	71,831	492,689	1,505,823
45 (Age 84)	500,000	698,547	2,497,208	33,960	665,283	2,378,293
50 (Age 89)	500,000	929,725	3,911,072	*	885,452	3,724,831
55 (Age 94)	500,000	1,191,666	5,927,190	*	1,168,300	5,810,970
60 (Age 99)	500,000	1,548,676	9,143,309	*	1,548,676	9,143,309
61 (Age 100)	500,000	1,637,784	10,010,730	*	1,637,784	10,010,730

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.57% (Net)	6% (Gross) 5.43% (Net)	10% (Gross) 9.43% (Net)	End of Policy Year	0% (Gross) -0.57% (Net)	6% (Gross) 5.43% (Net)	10% (Gross) 9.43% (Net)
1	-	-	-	20	67,632	130,828	210,350
2	-	-	-	25	80,386	190,374	355,776
3	1,408	2,867	3,909	30 (Age 69)	87,646	265,499	585,589
4	6,002	8,411	10,190	35 (Age 74)	86,469	362,313	943,972
5	11,825	15,424	18,174	40 (Age 79)	71,831	492,689	1,505,823
6	16,263	21,301	25,281	45 (Age 84)	33,960	665,283	2,378,293
7	20,622	27,355	32,856	50 (Age 89)	*	885,452	3,724,831
8	26,211	34,902	42,247	55 (Age 94)	*	1,168,300	5,810,970
9	30,113	41,066	50,636	60 (Age 99)	*	1,548,676	9,143,309
10	33,917	47,475	59,711	61 (Age 100)	*	1,637,784	10,010,730
15	51,185	83,303	117,422

*	In the absence of an additional payment, the Policy would lapse.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 and ISSUED BEFORE JANUARY 1, 2009

WRL XCELERATOR FOCUS

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

MALE ISSUE AGE 39

Specified Amount $500,000	Preferred Elite Class
Annual Premium $5,000	Option Type A

Using Guaranteed Cost of Insurance Rates

	DEATH BENEFIT			CASH VALUE
	Assuming Hypothetical Gross and Net Annual Investment Return of			Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.57% (Net)	6% (Gross) 5.43% (Net)	10% (Gross) 9.43% (Net)	0% (Gross) -0.57% (Net)	6% (Gross) 5.43% (Net)	10% (Gross) 9.43% (Net)
1	500,000	500,000	500,000	3,475	3,724	3,890
2	500,000	500,000	500,000	6,872	7,588	8,083
3	500,000	500,000	500,000	10,165	11,573	12,578
4	500,000	500,000	500,000	12,298	14,596	16,295
5	500,000	500,000	500,000	14,308	17,665	20,241
6	500,000	500,000	500,000	16,186	20,774	24,427
7	500,000	500,000	500,000	17,922	23,913	28,862
8	500,000	500,000	500,000	19,507	27,074	33,562
9	500,000	500,000	500,000	20,934	30,251	38,544
10	500,000	500,000	500,000	22,193	33,432	43,823
15	500,000	500,000	500,000	25,272	48,709	75,069
20	500,000	500,000	500,000	20,776	61,241	117,690
25	500,000	500,000	500,000	7,511	69,789	180,614
30 (Age 69)	*	500,000	500,000	*	56,487	267,819
35 (Age 74)	*	*	500,000	*	*	402,571
40 (Age 79)	*	*	668,638	*	*	636,798
45 (Age 84)	*	*	1,038,830	*	*	989,362
50 (Age 89)	*	*	1,572,462	*	*	1,497,583
55 (Age 94)	*	*	2,290,401	*	*	2,245,491
60 (Age 99)	*	*	3,495,468	*	*	3,495,468
61 (Age 100)	*	*	3,819,709	*	*	3,819,709

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.57% (Net)	6% (Gross) 5.43% (Net)	10% (Gross) 9.43% (Net)	End of Policy Year	0% (Gross) -0.57% (Net)	6% (Gross) 5.43% (Net)	10% (Gross) 9.43% (Net)
1	-	-	-	20	20,776	61,241	117,690
2	-	-	-	25	7,511	69,789	180,614
3	1,016	2,424	3,429	30 (Age 69)	*	56,487	267,819
4	4,456	6,754	8,453	35 (Age 74)	*	*	402,571
5	9,080	12,437	15,013	40 (Age 79)	*	*	636,798
6	12,265	16,853	20,506	45 (Age 84)	*	*	989,362
7	15,308	21,299	26,248	50 (Age 89)	*	*	1,497,583
8	19,507	27,074	33,562	55 (Age 94)	*	*	2,245,491
9	20,934	30,251	38,544	60 (Age 99)	*	*	3,495,468
10	22,193	33,432	43,823	61 (Age 100)	*	*	3,819,709
15	25,272	48,709	75,069

*	In the absence of an additional payment, the Policy would lapse.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 and ISSUED BEFORE JANUARY 1, 2009

WRL XCELERATOR EXEC

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

MALE ISSUE AGE 46

Specified Amount $300,000	Standard Non-Tobacco Class
Annual Premium $9,000 for 7 yrs	Option Type A

Using Current Cost of Insurance Rates

	DEATH BENEFIT			CASH VALUE
	Assuming Hypothetical Gross and Net Annual Investment Return of			Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)
1	300,000	300,000	300,000	7,727	8,232	8,568
2	300,000	300,000	300,000	14,041	15,485	16,483
3	300,000	300,000	300,000	20,171	22,972	24,974
4	300,000	300,000	300,000	26,114	30,696	34,084
5	300,000	300,000	300,000	31,882	38,677	43,874
6	300,000	300,000	300,000	37,501	46,948	54,424
7	300,000	300,000	300,000	42,963	55,515	65,791
8	300,000	300,000	300,000	39,698	55,293	68,596
9	300,000	300,000	300,000	38,118	56,749	73,362
10	300,000	300,000	300,000	36,430	58,141	78,406
15	300,000	300,000	300,000	25,898	63,602	108,462
20	300,000	300,000	300,000	13,264	69,655	156,624
25	*	300,000	300,000	*	71,827	230,045
30 (Age 76)	*	300,000	362,922	*	60,855	345,640
35 (Age 81)	*	300,000	548,018	*	25,780	521,922
40 (Age 86)	*	*	823,588	*	*	784,370
45 (Age 91)	*	*	1,229,884	*	*	1,171,318
50 (Age 96)	*	*	1,766,710	*	*	1,766,710
54 (Age 100)	*	*	2,476,054	*	*	2,476,054

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)	End of Policy Year	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)
1	7,727	8,232	8,568	15	25,898	63,602	108,462
2	14,041	15,485	16,483	20	13,264	69,655	156,624
3	20,171	22,972	24,974	25	*	71,827	230,045
4	26,114	30,696	34,084	30 (Age 76)	*	60,855	345,640
5	31,882	38,677	43,874	35 (Age 81)	*	25,780	521,922
6	37,501	46,948	54,424	40 (Age 86)	*	*	784,370
7	42,963	55,515	65,791	45 (Age 91)	*	*	1,171,318
8	39,698	55,293	68,596	50 (Age 96)	*	*	1,766,710
9	38,118	56,749	73,362	54 (Age 100)	*	*	2,476,054
10	36,430	58,141	78,406

*	In the absence of an additional payment, the Policy would lapse.

FOR POLICIES APPLIED FOR BEFORE OCTOBER 30, 2008 and ISSUED BEFORE JANUARY 1, 2009

WRL XCELERATOR EXEC

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

MALE ISSUE AGE 46

Specified Amount $300,000	Standard Non-Tobacco Class
Annual Premium $9,000 for 7 yrs	Option Type A

Using Guaranteed Cost of Insurance Rates

	DEATH BENEFIT			CASH VALUE
	Assuming Hypothetical Gross and Net Annual Investment Return of			Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)
1	300,000	300,000	300,000	7,379	7,865	8,188
2	300,000	300,000	300,000	12,341	13,705	14,648
3	300,000	300,000	300,000	17,111	19,690	21,539
4	300,000	300,000	300,000	21,681	25,817	28,890
5	300,000	300,000	300,000	26,045	32,086	36,736
6	300,000	300,000	300,000	30,185	38,486	45,104
7	300,000	300,000	300,000	34,092	45,013	54,035
8	300,000	300,000	300,000	29,108	42,490	54,046
9	300,000	300,000	300,000	23,934	39,603	53,828
10	300,000	300,000	300,000	18,543	36,311	53,343
15	*	300,000	300,000	*	11,955	45,164
20	*	*	300,000	*	*	19,586
25	*	*	*	*	*	*
30 (Age 76)	*	*	*	*	*	*
35 (Age 81)	*	*	*	*	*	*
40 (Age 86)	*	*	*	*	*	*
45 (Age 91)	*	*	*	*	*	*
50 (Age 96)	*	*	*	*	*	*
54 (Age 100)	*	*	*	*	*	*

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)	End of Policy Year	0% (Gross) -1.19% (Net)	6% (Gross) 4.81% (Net)	10% (Gross) 8.81% (Net)
1	7,379	7,865	8,188	15	*	11,955	45,164
2	12,341	13,705	14,648	20	*	*	19,586
3	17,111	19,690	21,539	25	*	*	*
4	21,681	25,817	28,890	30 (Age 76)	*	*	*
5	26,045	32,086	36,736	35 (Age 81)	*	*	*
6	30,185	38,486	45,104	40 (Age 86)	*	*	*
7	34,092	45,013	54,035	45 (Age 91)	*	*	*
8	29,108	42,490	54,046	50 (Age 96)	*	*	*
9	23,934	39,603	53,828	54 (Age 100)	*	*	*
10	18,543	36,311	53,343

*	In the absence of an additional payment, the Policy would lapse.

Prospectus Back Cover

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge and upon request, with certain personalized hypothetical illustrations showing the death benefit, net surrender value and cash value. These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount band, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations are not a representation or guarantee of investment returns or cash value.

Inquiries

To learn more about the Policies, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

For a free copy of the SAI, for other information about the Policies, and to obtain personalized illustrations, please contact your registered representative, or our administrative office at:

Western Reserve Life

570 Carillon Parkway

St. Petersburg, Florida 33716

1-800-851-9777

Facsimile: 1-727-299-1620 (for interfund transfers – 1-727-299-1648)

(Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time)

www.westernreserve.com

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-551-8090. You may also obtain copies of reports and other information about the Registrant on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. The Registrant’s file numbers are listed below.

TCI serves as the principal underwriter for the Policies. More information about TCI is available at http://www.finra.com or by calling 1-800-289-9999. You also can obtain an investor brochure from The Financial Industry Regulatory Authority (“FINRA”) (formerly NASD) describing its Public Disclosure Program.

SEC File No. 333-152446/811-4420